Janus | Aspen Series

1999 ANNUAL REPORT

     Janus Aspen Growth Portfolio

     Janus Aspen Aggressive Growth Portfolio

     Janus Aspen Capital Appreciation Portfolio

     Janus Aspen International Growth Portfolio

     Janus Aspen Worldwide Growth Portfolio

     Janus Aspen Balanced Portfolio

     Janus Aspen Equity Income Portfolio

     Janus Aspen Growth and Income Portfolio

     Janus Aspen Flexible Income Portfolio

     Janus Aspen High-Yield Portfolio

     Janus Aspen Money Market Portfolio

Janus logo goes here

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Table | of Contents

     JANUS ASPEN SERIES

     Portfolio Managers' Commentaries and Schedules of Investments

         Growth Portfolio ........................................     1

         Aggressive Growth Portfolio .............................     5

         Capital Appreciation Portfolio ..........................     8

         International Growth Portfolio ..........................    11

         Worldwide Growth Portfolio ..............................    16

         Balanced Portfolio ......................................    21

         Equity Income Portfolio .................................    26

         Growth and Income Portfolio .............................    30

         Flexible Income Portfolio ...............................    34

         High-Yield Portfolio ....................................    39

         Money Market Portfolio ..................................    42

     Statements of Operations ....................................    44

     Statements of Assets & Liabilities ..........................    46

     Statements of Changes in Net Assets .........................    48

     Financial Highlights ........................................    51

     Notes to the Schedules of Investments .......................    60

     Notes to Financial Statements ...............................    61

     Explanation of Charts, Tables
       and Financial Statements ..................................    66

     Report of Independent Accountants ...........................    69

                                                            Janus logo goes here

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                                                  Janus | Aspen Growth Portfolio

[PHOTO]
James Craig
portfolio manager

For the fiscal year ended December 31, 1999, Janus Aspen Growth Portfolio returned 43.98% for its Institutional Shares and 44.12% for its Retirement Shares. This compares with a 21.03% return posted by its benchmark, the S&P 500 Index.(1)

While the Fund's substantial gains can be attributed to our success in identifying stocks that work in any economic environment, I believe these gains also somewhat reflect an unusual reporting period. For example, consider that at the start of the year, the markets had only just begun to recover from severe repercussions of the Russian debt debacle and ensuing worldwide credit crunch that unfolded in 1998. However, signs of improvement in Japan and other global economies encouraged investors, and equities gained momentum. Fueling this recovery was a rapidly expanding U.S. economy and robust corporate earnings that later carried a number of stocks to record highs.

Despite the absence of inflation, aided in part by ongoing advances in technology, the economy's torrid growth rate led to a general uneasiness among investors, convincing them that higher prices could be right around the corner. The Federal Reserve responded to these concerns by making three quarter-point interest-rate hikes in an effort to keep inflation at bay. Because these moves were widely anticipated, they had already been factored into stock prices and therefore had minimal impact on the market.

Although we're mindful of macroeconomic events, our focus remains on investing in dynamic, visionary businesses that are contributing to the overall growth of the economy. By virtue of this strategy, the Portfolio's largest weightings were in the technology, cable and telecommunications groups.

Simply put, technology stocks were on a tear, responding to the rapid growth of the Internet. More and more businesses are relying on Internet-related technologies to increase production and decrease costs, and those on the cutting edge of development, such as Sun Microsystems and Cisco Systems, continue to benefit. Sun's intense focus on optimizing computer systems for e-commerce has enabled it to leapfrog its competition. Meanwhile, Cisco has gained a reputation as the integrated voice, video and data network enabler of choice. Both stocks performed well for the Portfolio.

Other standouts included semiconductor companies Texas Instruments, Linear Technology and Maxim Integrated Products, all of which contributed significantly to our strong results. Advanced technologies and products developed by all three are enabling the miniaturization of devices such as computers, camcorders and wireless phones, while also making it possible to transmit data and voice at faster speeds.

Within the Portfolio's cable group, solid performers included Comcast Corporation and Cox Communications. These companies are delivering on their promise to transmit a variety of new, value-added services through a single cable platform. Soon, subscribers will be able to shop on the Internet, receive live feeds from national sporting events and choose from hundreds of channels, all through their cable connection.

Telecommunications was another area that took off during the period and our holdings in Nokia and Lucent Technologies, a newer position in the Portfolio, gained substantially. Wireless handset manufacturer Nokia continued to benefit from tremendous worldwide subscriber growth, which increased by more than 50% in 1999. Meanwhile, Lucent has become a market leader in optical networking equipment.

Despite these successes, a few of our holdings proved disappointing. One such disappointment was Tyco International, a diversified manufacturing company that suffered from negative press regarding alleged accounting irregularities. While our in-depth analysis of Tyco shows its accounting practices remain stellar, we opted to trim this position and redeploy those assets in other, more compelling opportunities.

Looking ahead, it's unclear whether additional rate hikes may be necessary to keep a lid on inflation. The mere prospect of further rate increases could lead to near-term volatility in the markets. Nonetheless, we believe that most stocks have already discounted this fear and that the high-growth companies we focus on will continue to perform well.

In closing, I'd like to comment on my recent decision to hand full management responsibilities of Janus Aspen Growth Portfolio over to Blaine Rollins. Blaine's track record as portfolio manager of Janus Aspen Balanced and Equity Income Portfolios says a lot about his stock-picking abilities. Having worked for many years as assistant portfolio manager of Janus Fund, Blaine has proven he's more than qualified for this new responsibility. Meanwhile, I'll be serving as Janus' chief investment officer and director of research, where I can more directly impact performance for all our shareholders. It's been a pleasure working on your behalf, and, as always, I thank you for your continued investment in Janus Aspen Growth Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     89.4%                    93.2%
  Foreign                                     9.5%                     4.9%
  Europe                                      6.0%                     3.6%
Top 10 Equities (% of Assets)                33.0%                    36.5%
Number of Stocks                                75                       70
Cash, Cash Equivalents
  & Fixed-Income Securities                  10.6%                     6.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                       Janus Aspen Series / December 31, 1999  1
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Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     43.98%
  5 Year                                                     29.89%
  From Inception                                             24.28%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     21.03%
  5 Year                                                     28.54%
  From Inception Date of Institutional Shares                22.68%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     44.12%
  5 Year                                                     29.25%
  From Portfolio Inception                                   23.49%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 43.98%
Five Year, 29.89%
Since 9/13/93,* 24.28%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($39,330) as compared to the S&P 500 Index ($36,243).

Janus Aspen Growth Portfolio
- Institutional Shares - $39,330

S&P 500 Index - $36,243

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.4%
Audio and Video Products - 0.4%
     168,800    Gemstar International Group, Ltd.* ...........    $   12,027,000

Automotive - Truck Parts and Equipment - 0.1%
      78,830    Federal-Mogul Corp. ..........................         1,586,454

Brewery - 0.4%
     170,900    Anheuser-Busch Companies, Inc. ...............        12,112,537

Broadcast Services and Programming - 3.5%
   1,226,305    AT&T Corp./Liberty Media Group - Class A* ....        69,592,809
     403,980    Clear Channel Communications, Inc.* ..........        36,055,215

                                                                     105,648,024

Cable Television - 8.5%

     276,640    Adelphia Communications Corp. - Class A* .....        18,154,500
     273,475    Charter Communications, Inc. - Class A* ......         5,982,266
   2,865,755    Comcast Corp. - Special Class A ..............       144,004,189
   1,205,743    Cox Communications, Inc. - Class A* ..........        62,095,765
   4,429,099    Telewest Communications PLC*,** ..............        23,596,002

                                                                     253,832,722

Cellular Telecommunications - 5.1%
     467,545    Nextel Communications, Inc. - Class A* .......        48,215,578
         910    NTT Mobile Communications
                  Network, Inc.** ............................        35,000,000
      80,265    Omnipoint Corp.* .............................         9,681,966
     136,190    Sprint Corp./PCS Group* ......................        13,959,475
     270,590    VoiceStream Wireless Corp.* ..................        38,508,339
     100,000    WinStar Communications, Inc.* ................         7,487,500

                                                                     152,852,858

Circuits - 4.0%
     781,400    Linear Technology Corp. ......................    $   55,918,937
   1,383,400    Maxim Integrated Products, Inc.* .............        65,279,187

                                                                     121,198,124

Commercial Banks - 0.3%
      19,475    M&T Bank Corp. ...............................         8,067,519

Commercial Services - 1.0%
     753,775    Paychex, Inc. ................................        30,151,000

Computer Software - 1.9%
     475,960    Microsoft Corp.* .............................        55,568,330

Computers - Memory Devices - 1.0%
     287,555    EMC Corp.* ...................................        31,415,384

Computers - Micro - 5.3%
     214,855    Apple Computer, Inc.* ........................        22,089,780
     594,435    Dell Computer Corp.* .........................        30,316,185
   1,365,810    Sun Microsystems, Inc.* ......................       105,764,912

                                                                     158,170,877

Cosmetics and Toiletries - 0.4%
     182,845    Colgate-Palmolive Co. ........................        11,884,925

Cruise Lines - 0.7%
     199,355    Carnival Corp. ...............................         9,531,661
     226,520    Royal Caribbean Cruises, Ltd. ................        11,170,268

                                                                      20,701,929

Data Processing and Management - 1.2%
     688,715    Automatic Data Processing, Inc. ..............        37,104,521

Distribution and Wholesale - 0.8%
     271,685    Costco Wholesale Corp.* ......................        24,791,256

See Notes to Schedules of Investments.

2  Janus Aspen Series / December 31, 1999
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                                                  Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 0.7%
     405,000    Citigroup, Inc. ..............................    $   22,502,813

Diversified Operations - 5.5%
     618,785    General Electric Co. .........................        95,756,979
   1,799,658    Tyco International, Ltd. .....................        69,961,705

                                                                     165,718,684

Electronic Components - Semiconductors - 2.7%
     110,710    Conexant Systems, Inc.* ......................         7,348,376
     746,925    Texas Instruments, Inc. ......................        72,358,359

                                                                      79,706,735

Electronic Safety Devices - 0.2%
     141,350    Pittway Corp. - Class A ......................         6,334,247

Enterprise Software and Services - 0.8%
     133,530    BEA Systems, Inc.* ...........................         9,338,754
      79,075    i2 Technologies, Inc.* .......................        15,419,625

                                                                      24,758,379

Finance - Credit Card - 2.1%
     374,215    American Express Co. .........................        62,213,244

Finance - Investment Bankers/Brokers - 1.4%
   1,096,740    Charles Schwab Corp. .........................        42,087,398

Food - Wholesale - 0.1%
     197,450    U.S. Foodservice* ............................         3,307,287

Identification Systems and Devices - 0.4%
     177,000    Symbol Technologies, Inc. ....................        11,250,562

Instruments - Scientific - 1.4%
     975,570    Dionex Corp.* ................................        40,181,289
      17,495    PE Corp./PE Biosystems Group .................         2,104,867

                                                                      42,286,156

Internet Content - 0.4%
      53,850    Network Solutions, Inc.* .....................        11,715,741

Internet Software - 1.3%
     499,190    America Online, Inc.* ........................        37,657,646

Life and Health Insurance - 2.4%
   2,273,077    Prudential PLC** .............................        44,791,982
   1,084,560    StanCorp Financial Group, Inc. ...............        27,317,355

                                                                      72,109,337

Medical - Biomedical and Genetic - 1.5%
     342,800    Genentech, Inc.* .............................        46,106,600

Medical - Drugs - 0.7%
     505,815    Schering-Plough Corp. ........................        21,339,070

Medical Instruments - 0.3%
     277,270    Medtronic, Inc. ..............................        10,103,026

Money Center Banks - 2.4%
   1,821,560    Bank of New York Company, Inc. ...............        72,862,400

Multi-Line Insurance - 1.3%
     358,541    American International Group, Inc. ...........        38,767,246

Multimedia - 6.4%
   1,759,461    Time Warner, Inc. ............................       127,450,956
   1,060,400    Viacom, Inc. - Class B* ......................        64,087,925

                                                                     191,538,881

Networking Products - 3.9%
   1,094,409    Cisco Systems, Inc.* .........................    $  117,238,564

Office Automation and Equipment - 0.4%
     235,775    Pitney Bowes, Inc. ...........................        11,390,880

Optical Supplies - 0.5%
     321,435    Allergan, Inc. ...............................        15,991,391

Pipelines - 2.4%
   1,630,690    Enron Corp. ..................................        72,361,869

Property and Casualty Insurance - 0.2%
      99,795    Progressive Corp. ............................         7,297,509

Publishing - Newspapers - 0.3%
     177,035    New York Times Co. - Class A .................         8,696,844

Radio - 0.9%
      24,565    Hispanic Broadcasting Corp. ..................         2,265,354
     701,765    Infinity Broadcasting Corp. - Class A* .......        25,395,121

                                                                      27,660,475

Retail - Building Products - 1.2%
     522,435    Home Depot, Inc. .............................        35,819,450

Retail - Discount - 0.4%
     161,320    Wal-Mart Stores, Inc. ........................        11,151,245

Retail - Office Supplies - 0.7%
   1,005,320    Staples, Inc.* ...............................        20,860,390

Retail - Restaurants - 2.5%
   1,876,175    McDonald's Corp. .............................        75,633,305

Super-Regional Banks - 0.4%
     215,610    Northern Trust Corp. .........................        11,427,330

Telecommunication Equipment - 6.0%
   1,114,195    Lucent Technologies, Inc. ....................        83,355,713
      69,003    Nokia Oyj ....................................        12,495,063
     447,273    Nokia Oyj (ADR) ..............................        84,981,870

                                                                     180,832,646

Telecommunication Services - 1.1%
     125,000    Adelphia Business Solutions, Inc.* ...........         6,000,000
     204,906    NTL, Inc.* ...................................        25,562,024

                                                                      31,562,024

Telephone - Integrated - 0.5%
     621,401    Telefonica S.A.* .............................        15,503,209

Television - 1.4%
     410,385    Univision Communications, Inc. - Class A* ....        41,936,217
--------------------------------------------------------------------------------
Total Common Stock (cost $1,782,207,611) .....................     2,684,842,260
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Retail - Internet - 0.4%
$ 11,509,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09+ ................................        13,019,556

Telecommunication Services - 0.5%
  14,000,000    NTL, Inc., 5.75%
                  convertible subordinated notes
                  due 12/15/09+ ..............................        15,050,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $26,651,735) .....................        28,069,556
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1999  3
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Janus | Aspen Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 7.3%
$217,600,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $217,682,507 collateralized
                  by $56,882,283 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $238,537,679
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $41,215,960 and $180,736,040
                  (cost $217,600,000) ........................    $  217,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.5%
                Fannie Mae:
  50,000,000      5.625%, 1/21/00 ............................        49,848,333
  25,000,000      5.60%, 5/3/00 ..............................        24,512,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $74,370,000) ............        74,360,555
--------------------------------------------------------------------------------
Total Investments (total cost $2,100,829,346) - 100.1% .......     3,004,872,371
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)      (2,889,168)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $3,001,983,203
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    2.3%                   $   69,961,705
Finland                                    3.2%                       97,476,933
Spain                                      0.5%                       15,503,209
United Kingdom                             2.3%                       68,387,984
Japan                                      1.2%                       35,000,000
United States++                           90.5%                    2,718,542,540
--------------------------------------------------------------------------------
Total                                    100.0%                   $3,004,872,371

++Includes Short-Term Securities (80.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1999

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00             18,000,000       $  29,115,000      $   149,424
British Pound 4/20/00             1,200,000           1,941,000            7,512
Japanese Yen 3/16/00             45,000,000             445,799            3,316
--------------------------------------------------------------------------------
Total                                             $  31,501,799      $   160,252

See Notes to Schedules of Investments.

4  Janus Aspen Series / December 31, 1999

                                       Janus | Aspen Aggressive Growth Portfolio

[PHOTO]
James Goff
portfolio manager

I'm pleased to report that for the fiscal year ended December 31, 1999, Janus Aspen Aggressive Growth Portfolio gained 125.40% for its Institutional Shares and 124.34% for its Retirement Shares, our best performance ever. These returns outpaced our benchmark index, the S&P MidCap 400, which appreciated 14.72%.(1) The Portfolio also earned a top-decile ranking, placing 3rd out of 71 midcap portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

This strong performance can be attributed to a couple of factors. First, I can't talk about these results without also mentioning our outstanding group of research analysts. The idea generation and execution on the part of these talented individuals was nothing short of tremendous. Without a doubt, our investors have them to thank for the very gratifying success we've shared. Second, after a sustained period of large-company dominance, small- and mid-cap stocks advanced vigorously, fueled primarily by a U.S. economy that continued to steam ahead despite three interest-rate hikes intended to slow growth and head off inflation.

Even though the equity market produced record-breaking gains, success was not easy to come by. While the market broadened, it was narrow in terms of the industries it favored. Against this backdrop, our investments in technology, specifically in fiber-optics, data storage and management, and wireless telecommunications, paid off handsomely. But no matter what the industry, our focus, as always, is on companies with rapid growth (in excess of 20%), few competitors and high barriers to entry.

That said, innovations in technology continue to produce fertile fields of growth by creating many exciting investment opportunities. A good example is photonics, which utilizes a new technology called Dense Wave Division Multiplexing (DWDM) that allows increased data, video and voice information to be carried over existing fiber-optic lines. Essentially, DWDM can create up to 100 channels, where before there was only one, by enabling data traffic to be sent over different wavelengths of light. As the amount of data being produced and transmitted grows every day, many businesses will need to invest in photonics equipment to expand the capacity of their current networks. As such, SDL and E-Tek Dynamics, two newer holdings that specialize in photonics, stand to benefit. In fact, these companies have already made significant contributions to the Portfolio.

The Internet is driving much of the growth in data traffic today. Exodus Communications, VeriSign and VERITAS Software have clearly been beneficiaries of that growth, all posting triple-digit returns. Hands down our best stock this year, Exodus has nationwide data centers that allow companies to economically and reliably maintain their corporate Web sites. A different spin on security, VeriSign, the leader in electronic encryption services, makes products that safeguard online activities such as e-mail, home banking and credit card purchases. Moreover, the company recently announced plans to apply these technologies to the wireless world, increasing its appeal. VERITAS, another play on data security, markets storage solutions that help clients manage and protect their network data. Individually and as a group, these holdings spurred the Portfolio higher and are poised to do so in the future.

Wireless communications is another area with unlimited potential. Research shows that cellular usage in the U.S. is rapidly accelerating, with further growth on the horizon. Not only that, the industry is benefiting from the emergence of wireless data networks, which will let users access the Internet from anywhere. Capitalizing on this powerful trend, we substantially increased our holdings in this group, adding Western Wireless, VoiceStream Wireless and Omnipoint, among others. All of these companies significantly boosted performance, and we're extremely confident about their prospects going forward.

While our disappointments were few, long-time holding Apollo Group proved a drag on performance. Despite record earnings, Apollo, which operates the University of Phoenix, fell after Wall Street downgraded the stock based on a traditionally weak upcoming quarter. Although we remain optimistic about Apollo given the increasing demand for adult education programs, we elected to trim the position. CheckFree Holdings, a specialist in electronic bill payment, also declined when several customers formed a joint venture to provide the same service. Therefore, we sold CheckFree at a loss, redeploying our assets in other areas.

Looking ahead, we expect the market to remain volatile amid the threat of rising interest rates. However, as we've said in the past, we don't have a crystal ball and can't predict where the market is heading. Rather than spend time worrying about factors that are outside our control, we'll keep our eye firmly on the ball. By uncovering an information edge, we gain significant advantage, bolstering our confidence in each and every company in the Portfolio.

Thank you for investing in Janus Aspen Aggressive Growth Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     97.8%                    95.6%
  Foreign                                     3.9%                     9.7%
Number of Stocks                                70                       50
Top 10 Equities (% of Assets)                31.9%                    47.4%
Cash & Cash Equivalents                       2.2%                     4.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a midcap portfolio as "a portfolio that by prospectus or portfolio practice invests primarily in companies with market capitalizations less than $5 billion at the time of purchase." As of December 31, 1999, Janus Aspen Aggressive Growth Portfolio ranked 1/21 for the 5-year period. The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Aspen Series / December 31, 1999  5

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                    125.40%
  5 Year                                                     36.23%
  From Inception                                             34.42%
--------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                     14.72%
  5 Year                                                     23.05%
  From Inception Date of Institutional Shares                18.08%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                    124.34%
  5 Year                                                     35.47%
  From Portfolio Inception                                   33.53%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 125.40%
Five Year, 36.23%
Since 9/13/93,* 34.42%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares and the S&P MidCap 400 Index. Janus Aspen Aggressive Growth Portfolio - Institutional Shares is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Aggressive Growth Portfolio - Institutional Shares ($64,435) as compared to the S&P MidCap 400 Index ($28,492).

Janus Aspen Aggressive Growth Portfolio
- Institutional Shares - $64,435

S&P MidCap 400 Index - $28,492

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Advertising Sales - 1.4%
     761,060    Lamar Advertising Co.* .......................    $   46,091,696

Advertising Services - 2.6%
     626,315    TMP Worldwide, Inc.* .........................        88,936,730

Audio and Video Products - 2.4%
   1,137,500    Gemstar International Group, Ltd.* ...........        81,046,875

Broadcast Services and Programming - 0.9%
     327,111    Clear Channel Communications, Inc.* ..........        29,194,657

Cellular Telecommunications - 12.0%
   2,793,130    Crown Castle International Corp.* ............        89,729,301
     469,355    Omnipoint Corp.* .............................        56,615,946
     366,570    Powertel, Inc.* ..............................        36,794,464
     694,870    Rogers Cantel Mobile Communications, Inc. ....
                  - Class B* .................................        25,275,896
     405,125    United States Cellular Corp.* ................        40,892,304
     396,270    VoiceStream Wireless Corp.* ..................        56,394,174
   1,469,990    Western Wireless Corp. - Class A* ............        98,121,832

                                                                     403,823,917

Circuits - 2.7%
   1,761,985    Vitesse Semiconductor Corp.* .................        92,394,088

Commercial Services - 3.5%
   2,939,992    Paychex, Inc. ................................       117,599,680

Computer Data Security - 3.9%
     685,175    VeriSign, Inc.* ..............................       130,825,602

Computer Services - 0.9%
     186,655    Safeguard Scientifics, Inc.* .................        30,249,776

Computer Software - 0.5%
      46,905    VA Linux Systems, Inc.* ......................    $    9,691,746
      23,540    Vitria Technology, Inc.* .....................         5,508,360

                                                                      15,200,106

Computers - Integrated Systems - 0.6%
     109,685    Brocade Communications Systems, Inc.* ........        19,414,245

Computers - Memory Devices - 2.6%
      70,050    Silicon Storage Technology, Inc.* ............         2,889,562
     599,830    VERITAS Software Corp.* ......................        85,850,669

                                                                      88,740,231

Electronic Components - Semiconductors - 8.0%
     250,540    Atmel Corp.* .................................         7,406,589
     604,575    SDL, Inc.* ...................................       131,797,350
     584,995    TriQuint Semiconductor, Inc.* ................        65,080,694
   1,425,800    Xilinx, Inc.* ................................        64,829,344

                                                                     269,113,977

Fiber Optics - 5.7%
     646,470    E-Tek Dynamics, Inc.* ........................        87,031,024
   2,177,895    Metromedia Fiber Network, Inc. - Class A* ....       104,402,842

                                                                     191,433,866

Internet Content - 4.9%
     375,425    DoubleClick, Inc.* ...........................        95,005,989
      45,020    InfoSpace.com, Inc.* .........................         9,634,280
      65,435    Internet Capital Group, Inc.* ................        11,123,950
     230,840    Network Solutions, Inc.* .....................        50,222,127

                                                                     165,986,346

See Notes to Schedules of Investments.

6  Janus Aspen Series / December 31, 1999

                                       Janus | Aspen Aggressive Growth Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Internet Software - 9.7%
     125,475    Clarent Corp.* ...............................    $    9,755,681
     318,150    EarthLink Network, Inc.* .....................        13,521,375
   1,188,450    Exodus Communications, Inc.* .................       105,549,216
     216,145    Liberate Technologies, Inc.* .................        55,549,265
     139,265    Phone.com, Inc.* .............................        16,146,036
      70,050    Portal Software, Inc.* .......................         7,206,394
   1,039,455    PSINet, Inc.* ................................        64,186,346
     298,115    Software.com, Inc.* ..........................        28,619,040
     166,105    Vignette Corp.* ..............................        27,075,115

                                                                     327,608,468

Medical - Drugs - 4.7%
     560,730    King Pharmaceuticals, Inc.* ..................        31,435,926
     433,645    MedImmune, Inc.* .............................        71,930,864
     569,615    Sepracor, Inc.* ..............................        56,498,688

                                                                     159,865,478

Medical Information Systems - 0.7%
     659,965    Healtheon/WebMD Corp.* .......................        24,748,687

Medical Products - 0.7%
     343,610    MiniMed, Inc.* ...............................        25,169,432

Music/Clubs - 1.6%
    1,449,22    SFX Entertainment, Inc.* .....................        52,443,721

Radio - 7.5%
     596,495    AMFM, Inc.* ..................................        46,675,734
     560,170    Citadel Communications Corp.* ................        36,341,029
      97,240    Cox Radio, Inc. - Class A* ...................         9,699,690
     757,720    Entercom Communications Corp.* ...............        50,009,520
     933,155    Hispanic Broadcasting Corp.* .................        86,054,388
     245,665    Radio One, Inc.* .............................        22,601,180

                                                                     251,381,541

Resorts and Theme Parks - 1.0%
   1,132,050    Premier Parks, Inc.* .........................        32,687,944

Retail - Internet - 2.3%
     298,680    Amazon.com, Inc.* ............................        22,737,015
     419,475    eBay, Inc.* ..................................        52,513,027
       9,870    FreeMarkets, Inc.* ...........................         3,368,754

                                                                      78,618,796

Retail - Restaurants - 0.1%
     152,488    PizzaExpress PLC .............................         1,804,137

Schools - 1.7%
   2,844,096    Apollo Group, Inc. - Class A* ................        57,059,676
      69,705    Edison Schools, Inc.* ........................         1,097,854

                                                                      58,157,530

Telecommunication Services - 10.9%
   1,194,435    AT&T Canada, Inc.* ...........................        48,076,009
   1,130,580    Clearnet Communications, Inc. - Class A* .....        38,863,687
     658,445    Level 3 Communications, Inc.* ................        53,910,184
   1,832,930    McLeodUSA, Inc. - Class A* ...................       107,913,754
     555,387    Microcell Telecommunications, Inc.* ..........        18,258,348
     502,595    Net2Phone, Inc.* .............................        23,087,958
     607,251    NTL, Inc.* ...................................        75,754,562

                                                                     365,864,502

Telephone - Integrated - 1.8%
     741,355    NEXTLINK Communications, Inc. - Class A* .....        61,578,800

Television - 0.9%
     289,438    Univision Communications, Inc. - Class A* ....    $   29,576,946

Wire and Cable Products - 0.0%
      12,000    Furukawa Electric Co., Ltd. ..................           182,032

Wireless Equipment - 1.6%
     685,760    American Tower Corp.* ........................        20,958,540
     487,590    RF Micro Devices, Inc.* ......................        33,369,441

                                                                      54,327,981
--------------------------------------------------------------------------------
Total Common Stock (cost $1,898,140,287) .....................     3,294,067,787
--------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
$ 79,800,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $79,830,258 collateralized
                  by $20,860,323 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $87,478,432
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $15,115,044 and $66,280,956
                  (cost $79,800,000) .........................        79,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,977,940,287) - 100.2% .......     3,373,867,787
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (6,320,798)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $3,367,546,989
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                     3.9%                   $  130,473,940
Japan                                       --                           182,032
United Kingdom                              --                         1,804,137
United States++                           96.1%                    3,241,407,678
--------------------------------------------------------------------------------
Total                                    100.0%                   $3,373,867,787

++Includes Short-Term Securities (93.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1999  7

Janus | Aspen Capital Appreciation Portfolio

[PHOTO]
Scott Schoelzel
portfolio manager

First and foremost I would like to thank each of you for your continued support and confidence. Janus Aspen Capital Appreciation Portfolio had another strong year, gaining 67.00% for its Institutional Shares and 66.16% for its Retirement Shares. This compares with a 21.03% return posted by the S&P 500 Index.(1) These strong results earned the Portfolio a top-decile ranking, placing it 11th out of 182 growth portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

In last year's letter, I suggested that investors begin to reset their expectations with respect to the types of returns they should expect from the stock market. This is where we will begin this year's letter. Annual gains of 50%, 60% or 70% are complete aberrations. While no one is more enthusiastic than I am about prospects for the "new economy" and the profound effects it will have on the way we live, learn and work, let's get real. The returns we've enjoyed these past few years just aren't sustainable. To put things in perspective, the historical annual average return for the market is about 11%. But a compounded annual return of 15% will double your investment in just five years. Naturally, we'll work hard to do better, but I think it's important to realistically set, or reset, your expectations going forward.

As we embarked on the 1999 chapter of our investment journey, I must admit to being a little wary. My concern was well-founded early on. In the second quarter, our performance came under intense pressure as investors began to rethink some of the fundamental assumptions supporting many of the themes in the Portfolio. However, during this tumultuous period, our analysts distinguished themselves through their intensive hands-on research. They convinced me the sky was indeed not falling and to summon my courage to hang in there. I did just that with our position in Microsoft. In fact when the weight of the antitrust trial against Microsoft and slower-than-expected release of its new server-based operating system Windows 2000 hampered the stock, I actually added to the position. Our research and persistence paid off, as Microsoft recovered and ended the year with an impressive 68% gain.

Several other cornerstone holdings finished the period strongly as well. Texas Instruments, Cisco Systems, Nokia, and Time Warner possess dominant franchises and market positions in industries that are poised to enjoy vigorous growth for years to come. Nokia's 220% year-end return placed it at the head of this pack. Having caught the Web wave, this company now offers Internet-enabled phones. And while it continues to hold the title of world leader in the cellular phone equipment industry, it should solidify its leadership position as wireless subscriber growth multiplies.

Long-time holdings Wal-Mart and Home Depot also produced strong gains. These two retailing giants continue to execute masterfully on their business models, and their prominent market share has enabled them to gain substantial purchasing power. Adding to our excitement for Wal-Mart is its commitment to further develop and improve its Web strategy. Meanwhile, our enthusiasm about Home Depot's Expo chain, which offers remodeling alternatives, proved to be well-founded.

During the period we also initiated several new positions in the Portfolio, including Apple Computer and Sprint PCS, which have proven to be wonderful investments. Apple's consumer brand is one of the most prominent in any industry. The company enjoys a cult-like following that most consumer products companies could only hope to possess. Meanwhile, Sprint PCS with its all-digital wireless network is keenly poised to benefit from the explosion of wireless data and Internet services.

We had a few disappointments with our pharmaceutical holdings. I sold Eli Lilly and Warner Lambert when their pipelines began to show signs of maturing. And although Pfizer's research capabilities and marketing muscle continue to impress us, its stock was bruised by concerns that several pipeline drugs, including antibiotic Trovan, might not live up to expectations. We consequently trimmed the position.

In closing I'd again like to thank you for your continued confidence in Janus Aspen Capital Appreciation Portfolio. The road ahead is filled with tremendous opportunity, and, together with our outstanding analytical staff, I'm confident we will navigate our investment journey successfully.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     79.1%                    89.7%
  Foreign                                     7.4%                     5.9%
  Europe                                      4.8%                     5.9%
Top 10 Equities (% of Assets)                44.3%                    57.5%
Number of Stocks                                29                       23
Cash & Cash Equivalents                      20.9%                    10.3%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a growth portfolio as "a portfolio that normally invests in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices." The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

8  Janus Aspen Series / December 31, 1999

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     67.00%
  From Inception                                             57.18%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     21.03%
  From Portfolio Inception                                   27.40%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     66.16%
  From Inception                                             56.43%
--------------------------------------------------------------------------------
Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 67.00%
Since 5/1/97,* 57.18%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($33,428) as compared to the S&P 500 Index ($19,075).

Janus Aspen Capital Appreciation Portfolio
- Institutional Shares - $33,428

S&P 500 Index - $19,075

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Concentrating may lead to greater price volatility. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Concentrating may lead to greater price volatility. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 79.1%
Cable Television - 0.8%
     107,280    Comcast Corp. - Special Class A ..............    $    5,390,820

Cellular Telecommunications - 6.4%
     159,485    Sprint Corp./PCS Group* ......................        16,347,212
     339,255    WinStar Communications, Inc.* ................        25,401,718

                                                                      41,748,930

Computer Data Security - 6.0%
     205,150    VeriSign, Inc.* ..............................        39,170,828

Computer Software - 3.1%
     173,540    Microsoft Corp.* .............................        20,260,795

Computers - Memory Devices - 3.3%
     194,950    EMC Corp.* ...................................        21,298,287

Computers - Micro - 4.6%
     287,740    Apple Computer, Inc.* ........................        29,583,269

Distribution and Wholesale - 0.9%
      61,035    Costco Wholesale Corp.* ......................         5,569,444

Diversified Financial Services - 6.7%
     409,365    Citigroup, Inc. ..............................        22,745,343
     148,065    Morgan Stanley Dean Witter and Co. ...........        21,136,279

                                                                      43,881,622

Diversified Operations - 2.9%
     121,115    General Electric Co. .........................        18,742,546

Electronic Components - Semiconductors - 3.3%
     219,590    Texas Instruments, Inc. ......................        21,272,781

Fiber Optics - 1.2%
     163,815    Metromedia Fiber Network, Inc. - Class A* ....    $    7,852,882

Internet Content - 4.9%
     126,345    DoubleClick, Inc.* ...........................        31,973,182

Internet Software - 4.0%
      41,820    Commerce One, Inc.* ..........................         8,217,630
     124,510    Inktomi Corp.* ...............................        11,050,263
      55,170    Phone.com, Inc.* .............................         6,396,272

                                                                      25,664,165

Medical - Drugs - 2.4%
      55,190    MedImmune, Inc.* .............................         9,154,641
     203,412    Pfizer, Inc. .................................         6,598,177

                                                                      15,752,818

Multimedia - 2.6%
     232,220    Time Warner, Inc. ............................        16,821,436

Networking Products - 3.8%
     230,719    Cisco Systems, Inc.* .........................        24,715,773

Optical Supplies - 1.8%
     240,650    Allergan, Inc. ...............................        11,972,337

Retail - Building Products - 1.8%
     168,465    Home Depot, Inc. .............................        11,550,382

Retail - Discount - 3.7%
     351,870    Wal-Mart Stores, Inc. ........................        24,323,014

Satellite Telecommunications - 5.8%
     384,520    EchoStar Communications Corp.* ...............        37,490,700

See Notes to Schedules of Investments.

                                       Janus Aspen Series / December 31, 1999  9

Janus | Aspen Capital Appreciation Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 4.8%
     164,760    Nokia Oyj (ADR) ..............................    $   31,304,400

Telecommunication Services - 0.6%
      49,925    Level 3 Communications, Inc.* ................         4,087,609

Telephone - Integrated - 3.7%
      84,230    NEXTLINK Communications, Inc. - Class A* .....         6,996,354
     150,000    Telefonos de Mexico S.A. (ADR) ...............        16,875,000

                                                                      23,871,354
--------------------------------------------------------------------------------
Total Common Stock (cost $324,130,698) .......................       514,299,374
--------------------------------------------------------------------------------
Repurchase Agreement - 20.7%
$134,400,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $134,450,960 collateralized
                  by $35,133,175 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $147,332,096
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $25,456,916 and $111,631,084
                  (cost $134,400,000) ........................       134,400,000
--------------------------------------------------------------------------------
Total Investments (cost $458,530,698) - 99.8% ................       648,699,374
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          1,441,111
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  650,140,485
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    4.8%                   $   31,304,400
Mexico                                     2.6%                       16,875,000
United States++                           92.6%                      600,519,974
--------------------------------------------------------------------------------
Total                                    100.0%                   $  648,699,374

++Includes Short-Term Securities (71.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

10  Janus Aspen Series / December 31, 1999

                                    Janus | Aspen International Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12 months ended December 31, 1999, Janus Aspen International Growth Portfolio outperformed its benchmark, the Morgan Stanley Capital International EAFE Index. The Portfolio returned 82.27% for its Institutional Shares and 81.32% for its Retirement Shares. This compares with a 26.96% gain posted by the Index.(1) These results earned the Portfolio a top-decile ranking, placing it 9th out of 126 international portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The current global economic environment is in some respects the inverse of one year ago. At the beginning of the period, the ongoing recession in Japan and effects from the economic implosion in Asian emerging markets sparked fears of a global deflation. Today, however, inflation is the primary concern, and Japan, as well as several Asian emerging markets, is on the road to economic recovery. Meanwhile, European activity is accelerating and U.S. growth remains robust, fueling concerns that inflation and interest rates will trend higher.

Against this backdrop, we continued to focus on great individual international companies that can create shareholder value regardless of short-term fluctuations in the economy. Many of these businesses are in the converging world of technology and telecommunications, where the ever-increasing demand for data-delivery technologies such as wireless and the Internet, is creating numerous investment opportunities.

Among the Portfolio's strongest performers was Softbank, the Japanese firm responsible for funding Internet companies such as Yahoo! and E-Trade as well as bringing these and other e-businesses into Japan. Our cable holdings also performed well, aided by richer Internet content and a subsequent increase in demand for broadband connectivity. Dutch-based United Pan-Europe Communications, Rogers Communications in Canada, and NTL and Telewest Communications in the UK were all leaders, and their high-capacity networks continue to position them for future growth.

Other companies that contributed to our positive results included several technological enablers of the Internet, such as the Canadian/U.S. firm JDS Uniphase and Canadian telecom equipment giant Nortel Networks. Both lead the "photonics" revolution, an emerging technology that increases network capacity by breaking down a fiber-optic strand into dozens of different channels.

The ultimate Internet enabler, however, is silicon. We have consequently invested in semiconductor leaders Philips Electronics in the Netherlands, STMicroelectronics in France and Galileo Technology in Israel. We also benefited from companies that enable semiconductor manufacturers to enhance the performance of their chips, such as Dutch technology company ASM Lithography. Further down the silicon foodchain, Taiwan Semiconductor Manufacturing Company and Singapore-based Chartered Semiconductor Manufacturing, two of the world's leading outsourcers of semiconductor fabrication, also helped our performance, and we expect both to continue to outpace overall industry growth.

The "mobilization" of the Internet is also creating new opportunities. For example, Japanese cellular provider NTT DoCoMo has emerged as the mobile data pioneer and appreciated nicely during the period. We were also pleased with the returns posted by our positions in leading-edge wireless operators China Telecom, Finland's Sonera, SK Telecom in Korea, the U.K.'s Vodafone AirTouch, and Germany's Mannesmann. In particular, Vodafone and Mannesmann performed well, boosted by Vodafone's announcement that it intends to acquire Mannesmann, creating a wireless telecom powerhouse unequaled in the U.K.

As cellular companies upgrade their networks to accommodate accelerating subscriber growth and new data applications, leading telecom equipment firms like Nokia in Finland and Sweden's Ericsson continue to benefit. Nokia, one of the largest positions in the Portfolio, is extending its market share in both its network infrastructure and cellular handset businesses. Adding to our enthusiasm for Nokia is our belief that advanced mobile applications, such as wireless LANs and high-speed Internet access, will further increase market opportunities.

Not all of our investments contributed to our positive results. We liquidated Wolters Kluwer, a Dutch publisher and long-time holding, when rising expenses from the company's endeavors to adapt to the Internet signaled a change in its fundamentals. We were also disappointed by the performance of Tyco International, a diversified manufacturing company that suffered from reports of accounting irregularities. Although our analysis reveals its business remains sound, we believe investor perceptions will keep a lid on the stock price, and thus we trimmed the position.

Going forward, in evaluating potential investments for the Portfolio, we will continue to focus on the fundamentals of individual companies and carefully monitor valuation levels. Given the opportunities in technology, telecommunications and cable - as well as other dynamic areas of the global economy, such as business services and healthcare - we are confident in our ability to deliver compelling investment returns over the long term.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     90.3%                    91.0%
  Foreign                                    82.0%                    89.3%
Number of Stocks                               123                      146
Top 10 Equities (% of Assets)                31.8%                    26.4%
Cash & Cash Equivalents                       9.7%                     9.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines an international portfolio as one that "invests its assets in securities with primary trading markets outside of the United States." As of December 31, 1999, Janus Aspen International Growth Portfolio ranked 1/53 for the 5-year period. This ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 1999  11

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/2/94)
  1 Year                                                     82.27%
  5 Year                                                     33.25%
  From Inception                                             28.19%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(2)
  1 Year                                                     26.96%
  5 Year                                                     12.83%
  From Inception Date of Institutional Shares                11.22%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     81.32%
  5 Year                                                     32.06%
  From Portfolio Inception                                   27.11%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 82.27%
Five Year, 33.25%
Since 5/2/94,* 28.19%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($40,834) as compared to the Morgan Stanley Capital International EAFE Index ($18,268).

Janus Aspen International Growth Portfolio
- Institutional Shares - $40,834

Morgan Stanley Capital
International EAFE Index - $18,268

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.2%
Apparel Manufactures - 0.6%
       2,954    Gucci Group N.V.** ...........................    $      340,262
      39,865    Gucci Group N.V. - New York Shares** .........         4,564,543

                                                                       4,904,805

Audio and Video Products - 2.5%
      68,400    Sony Corp.** .................................        20,283,030

Brewery - 0.1%
     107,000    Kirin Brewery Company, Ltd.** ................         1,125,710

Broadcast Services and Programming - 1.9%
      16,335    EM.TV & Merchandising A.G.** .................         1,051,712
      79,255    Grupo Televisa S.A. (GDR)* ...................         5,409,154
     134,390    UnitedGlobalCom, Inc. - Class A* .............         9,491,294

                                                                      15,952,160

Cable Television - 3.0%
     252,045    Le Groupe Videotron ltee.** ..................         4,266,636
      23,075    Rogers Communications, Inc.*,** ..............           571,106
     324,696    Rogers Communications, Inc. - Class B*,** ....         7,919,415
     786,969    Telewest Communications PLC*,** ..............         4,192,573
      65,117    United Pan-Europe Communications N.V.*,** ....         8,319,478

                                                                      25,269,208

Cellular Telecommunications - 12.7%
     234,130    China Telecom, Ltd. (ADR)* ...................    $   30,100,338
       1,394    NTT Mobile Communications
                  Network, Inc.** ............................        53,615,385
     258,425    Partner Communications Company
                  Ltd. (ADR)* ................................         6,686,747
     410,555    Telecom Italia Mobile S.p.A.** ...............         4,568,396
      55,635    Telesp Celular Participacoes S.A. (ADR) ......         2,357,533
     477,684    Vodafone AirTouch PLC** ......................         2,353,479
      87,100    Vodafone AirTouch PLC (ADR)** ................         4,311,450

                                                                     103,993,328

Commercial Banks - 0.9%
      62,806    Argentaria, Caja Postal y Banco Hipotecario
                  de Espana, S.A.** ..........................         1,474,056
      46,824    Bipop - Carire S.p.A.** ......................         4,136,285
          36    Julius Baer Holding A.G. - Class B** .........           108,769
     275,501    UniCredito Italiano S.p.A.** .................         1,353,620

                                                                       7,072,730

Computer Data Security - 1.7%
      59,750    Baltimore Technologies PLC** .................         4,839,886
      45,640    Check Point Software Technologies, Ltd.* .....         9,070,950

                                                                      13,910,836

See Notes to Schedules of Investments.

12  Janus Aspen Series / December 31, 1999

                                    Janus | Aspen International Growth Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 3.8%
      45,321    Atos S.A.*,** ................................    $    7,504,596
      20,745    Cap Gemini S.A.** ............................         5,259,106
      41,223    CMG PLC** ....................................         3,030,829
     119,763    Getronics N.V.** .............................         9,542,141
       5,271    Information Highway A.B.* ....................           873,800
     206,760    Logica PLC** .................................         5,343,340
       3,912    WM-Data A.B. - Class B .......................           241,927

                                                                      31,795,739

Computer Software - 0.4%
      56,067    Tietoenator Oyj** ............................         3,497,011

Computers - Integrated Systems - 2.3%
      26,928    ASM Lithography Holding N.V.*,** .............         2,987,979
      26,664    ASM Lithography Holding N.V. (ADR)*,** .......         3,033,030
       7,733    Equant N.V.*,** ..............................           876,738
      15,129    Equant N.V. - New York Shares*,** ............         1,694,448
     102,000    Fujitsu, Ltd.** ..............................         4,651,791
      53,066    Psion PLC** ..................................         2,314,229
     161,344    SEMA Group PLC** .............................         2,900,937

                                                                      18,459,152

Computers - Micro - 1.0%
   3,424,000    Legend Holdings, Ltd.** ......................         8,501,053

Diversified Operations - 2.4%
     157,440    Bombardier, Inc. - Class B** .................         3,225,382
     268,113    Hays PLC** ...................................         4,276,455
     204,235    Tyco International, Ltd. .....................         7,939,636
      44,297    Vivendi** ....................................         3,995,053

                                                                      19,436,526

Electronic Components - 2.8%
       5,726    Celestica, Inc.** ............................           319,672
      80,730    Celestica, Inc. - New York Shares*,** ........         4,480,515
      63,928    Koninklijke (Royal) Phillips Electronics N.V.**        8,682,062
      32,558    Koninklijke (Royal) Phillips Electronics N.V.
                  - New York Shares** ........................         4,395,330
     225,000    NEC Corp.** ..................................         5,361,861

                                                                      23,239,440

Electronic Components - Semiconductors - 2.5%
      61,920    Chartered Semiconductor Manufacturing,
                  Ltd. (ADR)*,** .............................         4,520,160
     117,810    Galileo Technology, Ltd.* ....................         2,842,166
       4,200    Rohm Company, Ltd.** .........................         1,726,365
      28,279    STMicroelectronics N.V.** ....................         4,346,957
         780    STMicroelectronics N.V. - N.Y. Shares** ......           118,121
     157,659    Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* .......................         7,094,655

                                                                      20,648,424

Engineering - Research and Development - 0.3%
      22,889    ABB, Ltd.*,** ................................         2,800,021

Fiber Optics - 1.8%
      90,712    JDS Uniphase Corp.* ..........................        14,632,980
       3,525    Lumenon Innovative Lightwave
                  Technology, Inc.*,** .......................            90,769

                                                                      14,723,749

Food - Catering - 0.6%
     372,740    Compass Group PLC** ..........................         5,117,422

Food - Retail - 0.5%
      20,310    Carrefour S.A.** .............................         3,741,074

Human Resources - 0.5%
     220,552    Capita Group PLC** ...........................    $    4,007,650

Internet Content - 3.3%
      94,621    Melbourne IT, Ltd.* ..........................           529,810
      24,900    Softbank Corp.** .............................        23,832,648
      55,355    StarMedia Network, Inc.* .....................         2,217,660
      10,427    Terra Networks S.A.*,** ......................           569,059

                                                                      27,149,177

Internet Software - 1.0%
      14,835    Internet Initiative Japan, Inc.*,** ..........         1,441,777
      22,994    Intershop Communications A.G.*,** ............         6,476,950
      20,101    Nocom A.B. - Class B* ........................           479,749

                                                                       8,398,476

Life and Health Insurance - 0.6%
     251,726    Prudential PLC** .............................         4,960,372

Machinery - General Industrial - 3.1%
     105,916    Mannesmann A.G.** ............................        25,785,462

Medical - Drugs - 0.9%
     129,000    Takeda Chemical Industries, Ltd.** ...........         6,375,514
      35,000    Yamanouchi Pharmaceutical Company, Ltd.** ....         1,222,842

                                                                       7,598,356

Medical - Products - 0.3%
       6,080    Synthes-Stratec, Inc.*,**,+ ..................         2,833,280

Metal Processors and Fabricators - 0.8%
     487,273    Assa Abloy A.B. - Class B ....................         6,846,055

Money Center Banks - 1.4%
     149,013    Banco Bilbao Vizcaya S.A.** ..................         2,119,686
     203,525    DBS Group Holdings, Ltd.** ...................         3,335,064
     635,000    Fuji Bank, Ltd.** ............................         6,171,022

                                                                      11,625,772

Multimedia - 2.5%
      99,002    Corus Entertainment, Inc. - Class B*,** ......         2,017,936
     115,017    Shaw Communications, Inc. - Class B** ........         3,786,748
     246,915    Viacom, Inc. - Class B* ......................        14,922,925

                                                                      20,727,609

Oil Companies - Integrated - 0.8%
      70,735    Petroleo Brasileiro S.A. (ADR) ...............         1,814,211
      37,354    Total Fina S.A.** ............................         4,979,101

                                                                       6,793,312

Petrochemicals - 0.4%
     224,669    Reliance Industries, Ltd.+ ...................         3,257,701

Property and Casualty Insurance - 0.3%
     189,000    Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................         2,210,364

Publishing - Newspapers - 0.4%
     154,000    Singapore Press Holdings, Ltd.** .............         3,336,965

Retail - Diversified - 0.4%
      33,000    Ito-Yokado Company, Ltd.** ...................         3,584,850

Retail - Internet - 1.0%
     366,915    QXL.com PLC*,** ..............................         8,534,032

Satellite Telecommunications - 0.2%
      30,788    PT MULTIMEDIA - Servicos de
                  Telecomunicacoes e Multimedia
                  SGPS S.A.*,**,+ ............................         1,749,030

Security Services - 1.3%
     578,488    Securitas A.B. - Class B .....................        10,474,064

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  13

Janus | Aspen International Growth Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 9.9%
       6,549    ADVA A.G. Optical Networking*,** .............    $    1,238,599
      33,300    Comverse Technology, Inc.* ...................         4,820,175
     317,071    Datacraft Asia, Ltd.** .......................         2,631,689
       7,000    Matsushita Communication Industrial
                  Company, Ltd.** ............................         1,849,677
     135,410    Nokia Oyj** ..................................        24,520,043
      98,295    Nokia Oyj (ADR)** ............................        18,676,050
     158,545    Nortel Networks Corp.** ......................        16,013,045
     116,134    Telefonaktiebolaget L.M. Ericsson (ADR) ......         7,628,552
      73,798    Telefonaktiebolaget L.M. Ericsson - Class B ..         4,746,047

                                                                      82,123,877

Telecommunication Services - 10.5%
     195,200    Amdocs, Ltd.* ................................         6,734,400
      26,942    BCE, Inc.** ..................................         2,441,404
     338,522    COLT Telecom Group PLC*,** ...................        17,332,949
      15,130    Dacom Corp.* .................................         7,798,282
     142,964    Energis PLC*,** ..............................         6,869,735
      84,360    FirstCom Corp.* ..............................         3,100,230
       9,340    Korea Thrunet Company, Ltd. - Class A* .......           633,952
      90,983    KPNQwest N.V.*,** ............................         6,050,060
      51,537    NTL, Inc.* ...................................         6,429,241
         241    NTT Data Corp.** .............................         5,542,670
     364,370    SK Telecom Company, Ltd. (ADR) ...............        14,402,176
     142,445    Sonera Oyj** .................................         9,751,543

                                                                      87,086,642

Telephone - Integrated - 4.4%
         120    Nippon Telegraph & Telephone Corp.** .........         2,055,197
     698,567    Telefonica S.A.*,** ..........................        17,428,408
      10,895    Telefonica S.A. (ADR)*,** ....................           858,662
      74,100    Telefonos de Mexico S.A. (ADR) ...............         8,336,250
     200,134    Versatel Telecom International N.V.*,** ......         7,046,718

                                                                      35,725,235

Therapeutics - 0.8%
     117,390    QLT PhotoTherapeutics, Inc.*,** ..............         6,896,663

Transportation - Air Freight - 0.6%
     170,838    TNT Post Group N.V.** ........................         4,889,503

Wire and Cable Products - 0%
      12,000    Furukawa Electric Co., Ltd.** ................           182,032
--------------------------------------------------------------------------------
Total Common Stock (cost $342,540,451) .......................       721,247,897
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 0.8%
       2,367    Porsche A.G.** ...............................    $    6,476,869

Broadcast Services and Programming - 0.7%
      69,060    UnitedGlobalCom, convertible, 7.00%+ .........         6,267,195

Diversified Financial Services - 0.6%
      15,022    Marschollek, Lautenschlaeger und
                  Partner A.G.** .............................         4,533,640

Telephone - Integrated - 1.0%
      63,675    Telecomunicacoes Brasileiras S.A. (ADR) ......         8,182,238
--------------------------------------------------------------------------------
Total Preferred Stock (cost $15,605,887) .....................        25,459,942
--------------------------------------------------------------------------------
Repurchase Agreement - 8.8%
$ 73,100,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $73,127,717 collateralized
                  by $19,108,892 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $80,133,752
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $13,845,987 and $60,716,014
                  (cost $73,100,000) .........................        73,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $431,246,338) - 99.1% ..........       819,807,839
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%          7,569,995
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  827,377,834
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

14  Janus Aspen Series / December 31, 1999

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                  0.1%                   $      529,810
Bermuda                                    1.0%                        7,939,636
Brazil                                     1.5%                       12,353,981
Canada                                     6.3%                       52,029,289
Finland                                    6.9%                       56,444,646
France                                     3.1%                       25,597,051
Germany                                    5.6%                       45,563,232
Hong Kong                                  4.7%                       38,601,391
India                                      0.4%                        3,257,701
Israel                                     2.3%                       18,599,863
Italy                                      1.2%                       10,058,301
Japan                                     17.2%                      141,232,733
Mexico                                     1.7%                       13,745,404
Netherlands                                8.1%                       66,769,250
Portugal                                   0.2%                        1,749,030
Singapore                                  1.7%                       13,823,877
South Korea                                2.8%                       22,834,410
Spain                                      2.7%                       22,449,870
Sweden                                     3.8%                       31,290,195
Switzerland                                0.7%                        5,742,069
Taiwan                                     0.9%                        7,094,655
United Kingdom                             9.8%                       80,385,352
United States++                           17.3%                      141,716,093
--------------------------------------------------------------------------------
Total                                    100.0%                   $  819,807,839

++Includes Short-Term Securities (8.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1999

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00              5,500,000       $   8,896,250      $    19,424
British Pound 4/20/00               500,000             808,750            3,130
British Pound 6/9/00              7,500,000          12,128,250           30,732
Canadian Dollar 4/7/00            8,900,000           6,171,982         (69,006)
Canadian Dollar 5/18/00           1,100,000             763,571         (10,146)
Euro 4/7/00                      33,000,000          33,471,900          558,230
Euro 4/14/00                     12,000,000          12,177,600          782,400
Euro 4/20/00                        110,000             111,672            9,372
Euro 5/18/00                      1,200,000           1,220,640           36,360
Euro 6/2/00                       7,400,000           7,534,680          220,520
Euro 6/9/00                      11,600,000          11,816,920          145,208
Hong Kong Dollar
  5/7/01                        124,000,000          15,839,561        (187,437)
Hong Kong Dollar
  5/10/01                        76,000,000           9,708,118         (37,015)
Japanese Yen 3/16/00            369,300,000           3,658,522         (40,582)
Japanese Yen 4/7/00             600,000,000           5,965,128        (132,891)
Japanese Yen 4/14/00            500,000,000           4,976,754        (131,792)
Japanese Yen 4/20/00            730,000,000           7,273,343        (163,877)
Japanese Yen 5/18/00            450,700,000           4,511,661        (127,419)
Japanese Yen 6/2/00              50,000,000             501,781         (14,926)
Singapore Dollar 7/16/01          2,300,000           1,443,364         (20,521)
Swiss Franc 6/2/00                1,600,000           1,024,393           27,546
--------------------------------------------------------------------------------
Total                                             $ 150,004,840      $   897,310

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  15

Janus | Aspen Worldwide Growth Portfolio

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Aspen Worldwide Growth Portfolio performed solidly for the 12 months ended December 31, 1999, returning 64.45% for its Institutional Shares and 63.66% for its Retirement Shares. This compares with a 24.93% gain posted by the Morgan Stanley Capital International World Index.(1) As a result, the Portfolio earned a top-quartile ranking, placing 13th out of 52 global portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

We achieved these strong results despite a volatile global economic environment. After enduring an extended recession, Japan at long last began to show signs of economic recovery. More important, many Japanese corporations took steps toward restructuring by divesting noncore businesses, reducing excess capacity and being more disciplined in allocating capital. In the Asian emerging markets, economic activity bounced back far more vigorously from last fall's crisis than initially expected. In turn, we identified a number of new investment opportunities in these areas. Meanwhile, stronger-than-anticipated economic growth globally drove up interest rates in the U.S. and Europe, creating uncertainty in these markets.

Over the past 12 months, we have continued to evolve into an information-driven, networked global economy. In fact, Federal Reserve Chairman Alan Greenspan recently noted that the "defining characteristic of the wave of technological innovation sweeping over the U.S. economy is the role of information." We believe this comment increasingly applies outside the U.S. as well, and we are finding many exciting opportunities in the global companies leading these changes.

One such leader is Softbank, a Japanese firm that provides funding for companies like Yahoo! and E-Trade and has brought these and other Internet businesses into Japan. Within the U.S., strong performers included top software developer Microsoft, America Online, the world's largest Internet service provider, and Amazon.com, which is emerging as the online retailer of choice.

The continued rise in demand for media content benefited a number of stocks in the Portfolio, including U.S. cable content providers Viacom and AT&T Liberty Media Group. Our cable holdings also performed well, aided by richer Internet content and a subsequent increase in demand for broadband connectivity. U.S.-based Time Warner and Comcast, as well as British-based NTL were all leaders, and their high-capacity networks continue to position them for future growth. Deregulation and the digitalization of broadcast media have opened new revenue opportunities for these companies, from telephone services to e-commerce offerings.

The exploding volume of data - doubling every six to seven months - has created enormous opportunities for the leading companies that provide the Internet infrastructure. Cisco Systems, with its dominance in routing technology; Sun Microsystems, with its increasing share in Web servers; and EMC, which builds high-end data storage systems, are three U.S. businesses with unique franchises. We've also identified several international leaders, including Canadian telecom equipment giant Nortel Networks.

Other Internet enablers include silicon chipmakers such as global leaders Texas Instruments in the U.S. and STMicroelectronics in France, both of which rewarded us with strong gains. We also benefited from our positions in companies that provide semiconductor manufacturers with the technology to continually enhance the performance of their chips, including Dutch technology company ASM Lithography.

In wireless communications, Japan's NTT DoCoMo, recognized as a pioneer in mobile data, was another extraordinary performer for the Portfolio. Other wireless holdings that impressed us were China Telecom, Mannesmann in Germany and U.S.-based Sprint PCS and AirTouch Communications (now part of the U.K.'s Vodafone). Vodafone's recent bid for Mannesmann provided a nice boost to both stocks, and if its bid is accepted, the merger should create a wireless telecom business unequaled in the U.K.

Our enthusiasm for the wireless business also extends to equipment manufacturers. As telecom companies upgrade their networks to accommodate both accelerating subscriber growth and new data applications, equipment makers like Nokia in Finland and Sweden's Ericsson continue to benefit.

Despite the Portfolio's impressive returns, we did experience a few disappointments. Among them was the Dutch publisher Wolters Kluwer. Rising expenses linked to the company's Internet and online distribution initiatives hurt this stock, and we consequently liquidated our position. Another stock that fell short of our expectations was Tyco International, a diversified manufacturing company plagued by reports of accounting irregularities. While we believe Tyco's business fundamentals remain strong, the negative perception created by these reports will likely keep a lid on the stock price for some time. Thus, we trimmed our position.

Looking ahead, by taking a broad view of the dramatic changes in the global economy yet still retaining our philosophy of building the Portfolio one company at a time, we are confident we will be able to continue identifying compelling ideas in a rapidly changing marketplace.

Thank you for your continued investment and confidence in Janus Aspen Worldwide Growth Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     90.4%                    90.0%
  Foreign                                    61.2%                    65.8%
Number of Stocks                               130                      156
Top 10 Equities (% of Assets)                34.3%                    25.9%
Cash & Cash Equivalents                       9.6%                    10.0%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines an global portfolio as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of December 31, 1999, Janus Aspen Worldwide Growth Portfolio ranked 2/23 for the 5-year period. The ranking is for Institutional Shares and based on total return, including reinvested dividends and capital gains for the stated period.

Past performance does not guarantee future results.

16  Janus Aspen Series / December 31, 1999

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     64.45%
  5 Year                                                     33.60%
  From Inception                                             29.71%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)
  1 Year                                                     24.93%
  5 Year                                                     19.76%
  From Inception Date of Institutional Shares                16.41%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     63.66%
  5 Year                                                     32.78%
  From Portfolio Inception                                   28.77%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 64.45%
Five Year, 33.60%
Since 9/13/93,* 29.71%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index. Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1999. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($51,470) as compared to the Morgan Stanley Capital International World Index ($26,041).

Janus Aspen Worldwide Growth Portfolio
- Institutional Shares - $51,470

Morgan Stanley
Capital International
World Index - $26,041

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. Foreign investing involves special risks such as currency fluctuation and political uncertainty. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 88.8%
Apparel Manufacturers - 0.4%
       1,741    Gucci Group N.V.** ...........................    $      200,541
     202,186    Gucci Group N.V. - New York Shares** .........        23,150,297

                                                                      23,350,838

Audio and Video Products - 2.5%
     558,600    Sony Corp.** .................................       165,644,745

Brewery - 0.1%
     920,000    Kirin Brewery Company, Ltd.** ................         9,678,998

Broadcast Services and Programming - 2.3%
   1,143,115    AT&T Corp./Liberty Media Group - Class A* ....        64,871,776
     326,415    Clear Channel Communications, Inc.* ..........        29,132,539
     245,276    EM.TV & Merchandising A.G.** .................        15,791,850
     643,755    Grupo Televisa S.A. (GDR)* ...................        43,936,279

                                                                     153,732,444

Cable Television - 2.7%
   1,379,760    Comcast Corp. - Special Class A ..............        69,332,940
     209,740    Rogers Communications, Inc.*,** ..............         5,191,065
     941,834    Rogers Communications, Inc. - Class B*,** ....        22,971,561
   7,227,747    Telewest Communications PLC*,** ..............        38,505,785
     363,678    United Pan-Europe Communications N.V.*,** ....        46,464,229

                                                                     182,465,580

Cellular Telecommunications - 11.9%
   1,865,980    China Telecom, Ltd. (ADR)*,** ................    $  239,895,054
     127,060    Nextel Communications, Inc. - Class A* .......        13,103,062
      10,629    NTT Mobile Communications
                  Network, Inc.** ............................       408,807,692
     325,365    Sprint Corp./PCS Group* ......................        33,349,912
   3,694,085    Telecom Italia Mobile S.p.A.** ...............        41,105,436
   1,983,095    Vodafone AirTouch PLC** ......................         9,770,417
   1,044,385    Vodafone AirTouch PLC (ADR)** ................        51,697,058

                                                                     797,728,631

Commercial Banks - 0.8%
     609,526    Argentaria, Caja Postal y Banco Hipotecario
                  de Espana S.A.** ...........................        14,305,563
     429,589    Bipop - Carire S.p.A.** ......................        37,948,543
         143    Julius Baer Holding A.G. - Class B** .........           432,054

                                                                      52,686,160

Commercial Services - 0.3%
     426,290    Paychex, Inc. ................................        17,051,600

Computer Data Security - 0.6%
     183,460    Check Point Software Technologies, Ltd.* .....        36,462,675
      22,200    VeriSign, Inc.* ..............................         4,238,812

                                                                      40,701,487

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  17

Janus | Aspen Worldwide Growth Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 3.4%
     131,228    Atos S.A.*,** ................................    $   21,729,730
     186,391    Cap Gemini S.A.** ............................        47,252,355
     178,525    Electronic Data Systems Corp. ................        11,950,017
   1,090,128    Getronics N.V.** .............................        86,856,166
   1,817,201    Logica PLC** .................................        46,962,289
      81,925    Whittman-Hart, Inc.* .........................         4,393,228
     134,324    WM-Data A.B. - Class B .......................         8,306,910

                                                                     227,450,695

Computer Software - 2.2%
   1,047,605    Microsoft Corp.* .............................       122,307,884
     444,287    Tietoenator Oyj** ............................        27,711,069

                                                                     150,018,953

Computers - Integrated Systems - 2.0%
     159,179    ASM Lithography Holding N.V.*,** .............        17,662,788
     123,360    ASM Lithography Holding N.V. (ADR)*,** .......        14,032,200
      69,207    Equant N.V.*,** ..............................         7,846,427
     137,855    Equant N.V. - New York Shares*,** ............        15,439,760
   1,139,000    Fujitsu, Ltd.** ..............................        51,944,999
   1,344,777    SEMA Group PLC** .............................        24,178,857

                                                                     131,105,031

Computers - Memory Devices - 1.1%
     637,540    EMC Corp.* ...................................        69,651,245
      14,885    VERITAS Software Corp.* ......................         2,130,416

                                                                      71,781,661

Computers - Micro - 2.1%
   1,128,670    Dell Computer Corp.* .........................        57,562,170
     205,445    IBM Corp. ....................................        22,188,060
     818,740    Sun Microsystems, Inc.* ......................        63,401,179

                                                                     143,151,409

Consulting Services - 0.1%
     104,270    USWeb Corp.* .................................         4,633,498

Diversified Operations - 2.3%
   2,495,567    Hays PLC** ...................................        39,804,785
   2,076,160    Tyco International, Ltd. .....................        80,710,720
     393,612    Vivendi** ....................................        35,499,040

                                                                     156,014,545

Electronic Components - 3.0%
      50,654    Celestica, Inc.*,** ..........................         2,827,916
     714,170    Celestica, Inc, - New York Shares*,** ........        39,636,435
     528,033    Koninklijke (Royal) Phillips Electronics N.V.**       71,712,162
     325,926    Koninklijke (Royal) Phillips Electronics N.V .
                  - New York Shares** ........................        44,000,010
   1,886,000    NEC Corp.** ..................................        44,944,314

                                                                     203,120,837

Electronic Components - Semiconductors - 2.0%
     268,060    Applied Materials, Inc.* .....................        33,959,851
      38,900    Rohm Company, Ltd.** .........................        15,989,430
     258,255    STMicroelectronics N.V.** ....................        39,698,132
       7,015    STMicroelectronics N.V. - New York Shares** ..         1,062,334
     444,425    Texas Instruments, Inc. ......................        43,053,672

                                                                     133,763,419

Engineering - Research and Development - 0.4%
     198,533    ABB, Ltd.*,** ................................        24,286,622

Enterprise Software and Services - 0.5%
     305,830    BEA Systems, Inc.* ...........................        21,388,986
      56,460    i2 Technologies, Inc.* .......................        11,009,700

                                                                      32,398,686

Fiber Optics - 1.1%
     449,440    JDS Uniphase Corp.* ..........................    $   72,500,290

Finance - Credit Card - 0.7%
     272,045    American Express Co. .........................        45,227,481

Food - Catering - 0.4%
   1,902,740    Compass Group PLC** ..........................        26,123,098

Food - Retail - 0.7%
     251,649    Carrefour S.A.** .............................        46,353,393

Human Resources - 0.4%
   1,531,133    Capita Group PLC** ...........................        27,822,218

Instruments - Scientific - 0.3%
     140,610    PE Corp./PE Biosystems Group .................        16,917,141

Internet Content - 1.1%
      74,800    Softbank Corp.** .............................        71,593,658

Internet Software - 1.0%
     753,050    America Online, Inc.* ........................        56,808,209
      82,915    Phone.com, Inc.* .............................         9,612,958

                                                                      66,421,167

Life and Health Insurance - 0.7%
   2,292,623    Prudential PLC** .............................        45,177,145

Machinery - General Industrial - 3.2%
     871,017    Mannesmann A.G.** ............................       212,050,831

Medical - Biomedical and Genetic - 0.6%
     300,195    Genentech, Inc.* .............................        40,376,228

Medical - Drugs - 2.5%
   1,214,930    Pfizer, Inc. .................................        39,409,292
     798,770    Schering-Plough Corp. ........................        33,698,109
     140,940    Sepracor, Inc.* ..............................        13,979,486
     949,000    Takeda Chemical Industries, Ltd.** ...........        46,902,036
     276,658    Warner-Lambert Co. ...........................        22,668,665
     317,000    Yamanouchi Pharmaceutical Company, Ltd.** ....        11,075,455

                                                                     167,733,043

Medical Instruments - 0.6%
   1,096,485    Medtronic, Inc. ..............................        39,953,172

Medical Products - 0.4%
      51,851    Synthes-Stratec, Inc.*,**,+ ..................        24,162,566

Metal Processors and Fabricators - 0.7%
   3,505,541    Assa Abloy A.B. - Class B ....................        49,251,913

Money Center Banks - 1.4%
   1,435,375    Banco Bilbao Vizcaya S.A.** ..................        20,417,980
     472,370    Bank of New York Company, Inc. ...............        18,894,800
   5,511,000    Fuji Bank, Ltd.** ............................        53,556,694

                                                                      92,869,474

Multimedia - 4.0%
      99,908    Shaw Communications, Inc. - Class B** ........         3,289,309
   1,624,385    Time Warner, Inc. ............................       117,666,388
   2,142,155    Viacom, Inc. - Class B* ......................       129,466,493
     497,505    Walt Disney Co. (The) ........................        14,552,021

                                                                     264,974,211

Networking Products - 4.9%
     164,010    3Com Corp.* ..................................         7,708,470
   2,979,660    Cisco Systems, Inc.* .........................       319,196,078

                                                                     326,904,548

Oil Companies - Integrated - 0.9%
     614,065    Petroleo Brasileiro S.A. (ADR) ...............        15,749,539
     333,488    Total Fina S.A.** ............................        44,452,283

                                                                      60,201,822

See Notes to Schedules of Investments.

18  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Pipelines - 0.4%
     561,590    Enron Corp. ..................................    $   24,920,556

Property and Casualty Insurance - 0.3%
   1,643,000    Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................        19,214,964

Radio - 0.2%
     190,300    AMFM, Inc.* ..................................        14,890,975

Recycling - 0.1%
     331,436    Tomra Systems A.S.A ..........................         5,618,470

Retail - Diversified - 0.4%
     271,000    Ito-Yokado Company, Ltd.** ...................        29,439,225

Retail - Internet - 0.3%
     291,810    Amazon.com, Inc.* ............................        22,214,036

Retail - Office Supplies - 0.3%
     936,890    Staples, Inc.* ...............................        19,440,468

Security Services - 0.8%
   3,070,394    Securitas A.B. - Class B .....................        55,592,343

Super-Regional Banks - 0.0%
      42,481    Firstar Corp. ................................           897,411

Telecommunication Equipment - 10.6%
     307,185    Comverse Technology, Inc.* ...................        44,465,029
     605,025    Lucent Technologies, Inc. ....................        45,263,433
   1,222,094    Nokia Oyj** ..................................       221,296,782
     975,085    Nokia Oyj (ADR)** ............................       185,266,150
   1,004,610    Nortel Networks Corp.** ......................       101,465,610
     703,667    Telefonaktiebolaget L.M. Ericsson (ADR) ......        46,222,126
     998,208    Telefonaktiebolaget L.M. Ericsson - Class B ..        64,196,082

                                                                     708,175,212

Telecommunications Services - 4.4%
     238,050    Amdocs, Ltd.* ................................         8,212,725
   1,455,103    COLT Telecom Group PLC*,** ...................        74,503,951
   1,294,866    Energis PLC*,** ..............................        62,221,160
     610,780    Infonet Services Corp.* ......................        16,032,975
     221,505    Korea Telecom Corp. (ADR)** ..................        16,557,499
     314,731    NTL, Inc.* ...................................        39,262,692
         752    NTT Data Corp.** .............................        17,294,970
     722,087    Sonera Oyj** .................................        49,432,848
   1,184,773    Thus PLC*,** .................................         7,482,353

                                                                     291,001,173

Telephone - Integrated - 3.7%
       1,157    Nippon Telegraph & Telephone Corp.** .........        19,815,522
   6,160,543    Telefonica S.A.*,** ..........................       153,698,155
     159,671    Telefonica S.A. (ADR)*,** ....................        12,584,071
     555,375    Telefonos de Mexico S.A. (ADR) ...............        62,479,687

                                                                     248,577,435

Therapeutics - 0.1%
     155,150    QLT PhotoTherapeutics, Inc.*,** ..............         9,115,062

Transportation - Air Freight - 0.7%
   1,554,230    TNT Post Group N.V.** ........................        44,483,151

Wire and Cable Products - 0%
      98,000    Furukawa Electric Co., Ltd.** ................         1,486,592

Wireless Equipment - 0.2%
     190,275    RF Micro Devices, Inc.* ......................        13,021,945
--------------------------------------------------------------------------------
Total Common Stock (cost $3,001,336,806) .....................     5,925,468,256
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 0.5%
      11,997    Porsche A.G.** ...............................    $   32,827,631

Telephone - Integrated - 1.1%
     561,295    Telecomunicacoes Brasileiras S.A. (ADR) ......        72,126,407
--------------------------------------------------------------------------------
Total Preferred Stock (cost $80,138,903) .....................       104,954,038
--------------------------------------------------------------------------------
Repurchase Agreement - 6.1%
$406,300,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $406,454,055 collateralized
                  by $106,209,888 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $445,394,573
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $76,957,925 and $337,468,075
                  (cost $406,300,000) ........................       406,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
  50,000,000      5.51%, 2/2/00 ..............................        49,755,111
                Federal Home Loan Bank System
  25,000,000      5.53%, 1/18/00 .............................        24,934,597
                Freddie Mac
  50,000,000      5.51%, 1/28/00 .............................        49,794,875
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $124,484,583) .       124,484,583
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.7%
                U.S. Treasury Bill
  50,000,000      4.615%, 5/25/00 (cost $49,036,354) .........        48,935,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,661,296,646) - 99.1% ........     6,610,141,877
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%         61,029,690
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $6,671,171,567
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  19

Janus | Aspen Worldwide Growth Portfolio

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    1.2%                   $   80,710,720
Brazil                                     1.3%                       87,875,946
Canada                                     2.8%                      184,496,958
Finland                                    7.3%                      483,706,849
France                                     3.6%                      236,047,267
Germany                                    4.0%                      260,670,312
Hong Kong                                  3.6%                      239,895,054
Israel                                     0.6%                       36,462,675
Italy                                      1.2%                       79,053,979
Japan                                     14.6%                      967,389,294
Mexico                                     1.6%                      106,415,966
Netherlands                                5.6%                      371,847,731
Norway                                     0.1%                        5,618,470
South Korea                                0.3%                       16,557,499
Spain                                      3.0%                      201,005,769
Sweden                                     3.4%                      223,569,374
Switzerland                                0.7%                       48,881,242
United Kingdom                             6.9%                      454,249,116
United States++                           38.2%                    2,525,687,656
--------------------------------------------------------------------------------
Total                                    100.0%                   $6,610,141,877

++Includes Short-Term Securities (29.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1999

Currency Sold                  and Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00             32,000,000       $  51,760,000      $   112,758
British Pound 4/20/00             1,000,000           1,617,500            6,260
British Pound 6/9/00             46,000,000          74,386,600          188,720
Canadian Dollar 4/7/00           10,400,000           7,212,205         (85,394)
Canadian Dollar 5/18/00           2,300,000           1,596,558         (21,215)
Euro 4/7/00                     221,000,000         224,160,300        3,525,495
Euro 4/14/00                     93,200,000          94,579,360        6,076,640
Euro 4/20/00                     30,000,000          30,456,000        2,556,000
Euro 6/2/00                      63,900,000          65,062,980        1,904,220
Euro 6/9/00                      50,000,000          50,935,000          410,654
Hong Kong Dollar
  5/7/01                        761,000,000          97,208,916      (1,177,528)
Hong Kong Dollar
  5/10/01                       509,000,000          65,018,841        (236,216)
Japanese Yen 3/16/00          1,100,000,000          10,897,304           81,069
Japanese Yen 4/7/00           5,500,000,000          54,680,339      (1,279,012)
Japanese Yen 4/14/00          4,600,000,000          45,786,133      (1,212,490)
Japanese Yen 4/20/00          1,950,000,000          19,428,793        (437,753)
Japanese Yen 5/18/00          3,150,000,000          31,532,573        (890,550)
Japanese Yen 6/2/00           3,000,000,000          30,106,879        (895,584)
South Korean Won
  7/16/01                     2,750,000,000           2,399,651        (104,158)
Swiss Franc 4/20/00               2,500,000           1,592,560            3,253
Swiss Franc 6/2/00                9,500,000           6,082,336          163,555
--------------------------------------------------------------------------------
Total                                             $ 966,500,828      $ 8,688,724

See Notes to Schedules of Investments.

20  Janus Aspen Series / December 31, 1999

                                                Janus | Aspen Balanced Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

Janus Aspen Balanced Portfolio gained 26.76% for its Institutional Shares and 26.13% for its Retirement Shares for the fiscal year ended December 31, 1999, outperforming the S&P 500 Index, which appreciated 21.03%, and the Lehman Brothers Government/Corporate Bond Index, which declined (2.15)%.(1) This strong performance earned the Portfolio a top-decile ranking, placing it 2nd out of 60 balanced portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

During the year, the equity markets soared to all-time highs - albeit with a few bumps along the way - as the U.S. economy, powered by strong consumer spending, continued to steam ahead at a record-breaking pace. In an effort to douse the overheating economy and keep inflation in check, the Federal Reserve intervened, raising short-term interest rates three times. These preemptive actions, however, only served to further depress the bond markets, whose lackluster performance was the worst in five years. Against this backdrop, the Portfolio's fixed-income position, which constitutes about half of our holdings, underperformed. Our intermediate-maturity Treasury and corporate bond holdings were especially hard hit due to their sensitivity to rising interest rates. On the plus side, we selectively added attractive high-yield instruments, which helped boost yield.

This uncertain economic environment presented special challenges for our outstanding team of research analysts, who were more than up to the task. Their countless hours spent poring over financial data and weeks on the road visiting our companies in person helped us achieve impressive gains, specifically in the technology, wireless communications and retailing industries.

Focusing on the Portfolio's holdings, the Internet is a fast-moving, high-growth area that continues to reward us with extraordinary results. Although the Portfolio has a conservative bent, we were able to capitalize on advancements in Web technology by investing in solid brand-name franchises such as Cisco Systems. Cisco controls more than 75% of the global market for the routers and switches that link computer networks and power the Internet. On top of that, Cisco is turning its attention to tele-communications networking, which allows digital, voice and video data - infinitely more information than can be supported by a traditional copper wire system - to be carried over fiber-optic networks. With more and more companies upgrading their internal data networks to remain competitive, we're confident Cisco is positioned to benefit.

Like Cisco, long-time holding Nokia and new additions VoiceStream Wireless (through Omnipoint convertible preferred stock) and Nextel Communications fall into the category of "productivity enablers." In other words, these forward-thinking businesses offer products and services designed to increase output and enhance efficiency. One example is the newly introduced wireless application protocol (WAP) that allows users to surf the Web via their cellular phones. With all signs pointing to continued explosive growth in wireless and our holdings in particular, we remain extremely optimistic going forward.

Although there has been considerable talk lately about how the Internet will impact retailing in the future, much of it predicting the demise of traditional "brick and mortar" retailers, Home Depot and Costco continue to be excellent performers for us. Home Depot recently launched Expo Design Center, a one-stop home remodeling center, in a dozen locations across the U.S. Expo lets customers choose from a wide variety of home redecorating products and then arranges for the installation at very affordable prices. As new stores open nationwide, we believe that more and more people will be attracted to this innovative concept. Costco, too, is benefiting from steady customer growth. The company's volume discount pricing and its strong membership tie to customers have combined to insulate Costco from Web-based competitors. Given these positive factors, we're upbeat about the long-term potential for both businesses.

While we were pleased with our overall performance, a few companies failed to meet our expectations. An extremely competitive price environment put downward pressure on auto insurers Mutual Risk Management and Progressive Corporation, and we sold both equity positions at a loss. Another disappointment was automotive supplier Federal-Mogul. Lack of demand in the auto parts aftermarket and increased competition from Internet supplier exchanges caused earnings to fall, and we liquidated the stock to redeploy our assets in other areas.

To wrap up, I want to stress that, as always, we are committed to finding companies that are growing their top line and improving returns on capital, with superior management teams dedicated to adding shareholder value. This strategy will also guide former assistant portfolio manager Karen L. Reidy, who assumed management responsibilities for the Portfolio at year-end. Karen has proven to be an indispensable team member in the past, and we're confident in her abilities to successfully steer the Portfolio in the future.

Thank you for investing in Janus Aspen Balanced Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     37.9%                    41.1%
Number of Stocks                                48                       52
Top 10 Equities/Preferred
  (% of Assets)                              21.7%                    32.1%
Fixed-Income Securities                         84                       45
  U.S. Treasury Bonds                        13.1%                     6.8%
  Investment-Grade
    Corporate Bonds                          21.8%                     9.5%
  High-Yield/High-Risk
    Corporate Bonds                          11.6%                    13.6%
Preferred Stock                              10.6%                    19.2%
Cash & Cash Equivalents                       5.0%                     9.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a balanced portfolio as "a portfolio whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of December 31, 1999, Janus Aspen Balanced Portfolio ranked 1/25 for the 5-year period. The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 1999  21

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                     26.76%
  5 Year                                                     24.68%
  From Inception                                             20.62%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                    (2.15)%
  5 Year                                                      7.61%
  From Inception Date of Institutional Shares                 5.40%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     21.03%
  5 Year                                                     28.54%
  From Inception Date of Institutional Shares                22.68%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     26.13%
  5 Year                                                     23.98%
  From Portfolio Inception                                   19.82%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 26.76%
Five Year, 24.68%
Since 9/13/93,* 20.62%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the Lehman Brothers Govt./Corp. Bond Index and the S&P 500 Index. Janus Aspen Balanced Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid black line. The S&P 500 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Balanced
Portfolio - Institutional Shares ($32,575) as compared to the Lehman Brothers Govt./Corp. Bond Index ($13,928) and the S&P 500 Index ($36,243).

Janus Aspen Balanced Portfolio
- Institutional Shares - $32,575

Lehman Brothers Govt./Corp. Bond Index  - $13,928

S&P 500 Index - $36,243

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 37.9%
Audio and Video Products - 0.3%
     111,460    Gemstar International Group, Ltd.* ...........    $    7,941,525

Brewery - 0.2%
      67,790    Anheuser-Busch Companies, Inc. ...............         4,804,616

Broadcast Services and Programming - 1.7%
     756,730    AT&T Corp./Liberty Media Group - Class A* ....        42,944,428

Cable Television - 1.4%
     684,065    Comcast Corp. - Special Class A ..............        34,374,266

Cellular Telecommunications - 1.6%
     156,720    Nextel Communications, Inc. - Class A* .......        16,161,750
     243,265    Sprint Corp./PCS Group* ......................        24,934,663

                                                                      41,096,413

Circuits - 1.3%
     202,480    Linear Technology Corp. ......................        14,489,975
     376,700    Maxim Integrated Products, Inc.* .............        17,775,531

                                                                      32,265,506

Commercial Services - 0.4%
     244,297    Paychex, Inc. ................................         9,771,880

Computer Data Security - 1.0%
     125,200    VeriSign, Inc.* ..............................        23,905,375

Computers - Memory Devices - 1.7%
     386,905    EMC Corp.* ...................................        42,269,371

Cruise Lines - 0.5%
     256,260    Royal Caribbean Cruises, Ltd. ................        12,636,821

Data Processing and Management - 1.1%
     490,275    Automatic Data Processing, Inc. ..............    $   26,413,566

Distribution and Wholesale - 0.4%
     117,225    Costco Wholesale Corp.* ......................        10,696,781

Diversified Financial Services - 0.9%
     388,255    Citigroup, Inc. ..............................        21,572,418

Diversified Operations - 3.3%
     541,170    General Electric Co. .........................        83,746,058

Electronic Components - Semiconductors - 1.1%
     277,630    Texas Instruments, Inc. ......................        26,895,406

Finance - Credit Card - 1.1%
     169,150    American Express Co. .........................        28,121,188

Finance - Investment Bankers/Brokers - 1.0%
     640,935    Charles Schwab Corp. .........................        24,595,881

Internet Software - 0.3%
      60,885    Phone.com, Inc.* .............................         7,058,855

Life and Health Insurance - 1.3%
   1,621,760    Prudential PLC** .............................        31,957,494

Medical - Biomedical and Genetic - 1.2%
     219,390    Genentech, Inc.* .............................        29,507,955

Medical - Drugs - 1.1%
     336,710    King Pharmaceuticals, Inc.* ..................        18,876,804
     234,545    Schering-Plough Corp. ........................         9,894,867

                                                                      28,771,671

See Notes to Schedules of Investments.

22  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 0.5%
     288,505    Bank of New York Company, Inc. ...............    $   11,540,200

Multi-Line Insurance - 0.7%
     167,425    American International Group, Inc. ...........        18,102,828

Multimedia - 2.4%
   1,002,690    Viacom, Inc. - Class B* ......................        60,600,077

Music/Clubs - 0.5%
     362,325    SFX Entertainment, Inc.* .....................        13,111,636

Networking Products - 1.3%
     309,046    Cisco Systems, Inc.* .........................        33,106,553

Optical Supplies - 0.3%
     128,665    Allergan, Inc. ...............................         6,401,084

Radio - 1.9%
     241,480    Hispanic Broadcasting Corp.* .................        22,268,984
     705,175    Infinity Broadcasting Corp. - Class A* .......        25,518,520

                                                                      47,787,504

Retail - Building Products - 1.2%
     439,741    Home Depot, Inc. .............................        30,149,742

Retail - Computer Equipment - 0.4%
     263,310    Insight Enterprises, Inc.* ...................        10,696,969

Retail - Office Supplies - 0.7%
     832,640    Staples, Inc.* ...............................        17,277,280

Retail - Restaurants - 0.4%
     277,405    McDonald's Corp. .............................        11,182,889

Super-Regional Banks - 0.1%
     102,460    Firstar Corp. ................................         2,164,468

Telecommunication Equipment - 2.6%
     217,685    Lucent Technologies, Inc. ....................        16,285,559
     236,848    Nokia Oyj ....................................        45,001,120
      24,802    Nokia Oyj (ADR) ..............................         4,491,146

                                                                      65,777,825

Telephone - Integrated - 1.1%
     998,277    Telefonica S.A.* .............................        24,905,813
      22,855    Telefonica S.A. (ADR)* .......................         1,801,260

                                                                      26,707,073

Television - 0.9%
     231,873    Univision Communications, Inc. - Class A* ....        23,694,522
--------------------------------------------------------------------------------
Total Common Stock (cost $660,283,448) .......................       949,648,124
--------------------------------------------------------------------------------
Corporate Bonds - 31.2%
Advertising Sales - 0.6%
$ 10,150,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 .............        14,793,625

Beverages - Non-Alcoholic - 0.8%
  20,700,000    Coca-Cola Enterprises, Inc., 7.125%
                  notes, due 9/30/09 .........................        20,311,875

Brewery - 0.7%
                Anheuser-Busch Companies, Inc.:
   5,100,000      5.65%, notes, due 9/15/08 ..................         4,551,750
  14,100,000      5.75%, notes, due 4/1/10 ...................        12,460,875

                                                                      17,012,625

Broadcast Services and Programming - 1.0%
  26,300,000    AT&T Corp./Liberty Media Group, 7.875%
                  notes, due 7/15/09+ ........................        26,102,750

Cable Television - 6.6%
                Adelphia Communications Corp.:
$ 10,145,000      9.25%, senior notes, due 10/1/02 ...........    $   10,170,362
   7,055,000      10.50%, senior notes, due 7/15/04 ..........         7,363,656
  10,158,000      8.375%, senior notes, due 2/1/08 ...........         9,446,940
  25,000,000      7.875%, senior notes, due 5/1/09 ...........        22,500,000
   1,500,000    Century Communications Corp., 8.875%
                  senior notes, due 1/15/07 ..................         1,466,250
  31,510,000    Charter Communications Holdings L.L.C.
                  8.625%, senior notes, due 4/1/09 ...........        29,146,750
                Cox Communications, Inc.:
  11,500,000      7.00%, notes, due 8/15/01 ..................        11,456,875
  13,750,000      7.50%, notes, due 8/15/04 ..................        13,664,063
   9,500,000      7.75%, notes, due 8/15/06 ..................         9,571,250
  10,600,000      7.875%, notes, due 8/15/09 .................        10,732,500
  10,000,000    Falcon Holding Group L.P., 8.375%
                  debentures, due 4/15/10 ....................        10,075,000
   6,000,000    FrontierVision Holdings L.P., 11.00%
                  senior subordinated notes, due 10/15/06 ....         6,360,000
  11,205,000    Jones Intercable, Inc., 7.625%
                  senior notes, due 4/15/08 ..................        11,120,962
   3,000,000    Lenfest Communications, Inc., 7.625%
                  senior notes, due 2/15/08 ..................         2,996,250
                Mediacom L.L.C.:
   6,000,000      8.50%, senior notes, due 4/15/08 ...........         5,625,000
   3,750,000      7.875%, senior notes, due 2/15/11 ..........         3,309,375

                                                                     165,005,233

Cellular Telecommunications - 1.6%
  10,318,000    Orange PLC, 8.00%
                  senior notes, due 8/1/08 ...................        10,472,770
   5,675,000    Vodafone AirTouch PLC, 6.65%
                  notes, due 5/1/08 ..........................         5,327,406
  24,000,000    VoiceStream Wireless Co., 10.375%
                  senior notes, due 11/15/09+ ................        24,660,000

                                                                      40,460,176

Chemicals - Diversified - 0.3%
   7,700,000    E.I. du Pont de Nemours and Co., 6.75%
                  notes, due 10/15/04 ........................         7,603,750

Commercal Banks - 0.2%
   5,500,000    First Union National Bank, 5.80%
                  subordinated notes, due 12/1/08 ............         4,812,500

Computers - Micro - 1.6%
   7,900,000    Dell Computer Corp., 6.55%
                  senior notes, due 4/15/08 ..................         7,386,500
   9,025,000    EMC Corp., 6.00%
                  convertible subordinated notes, due 5/15/04         12,352,969
                IBM Corp.:
   2,000,000      6.375%, notes, due 6/15/00 .................         2,002,500
   8,395,000      5.375%, notes, due 2/1/09 ..................         7,377,106
  11,900,000    Sun Microsystems, Inc., 7.65%
                  senior notes, due 8/15/09 ..................        11,855,375

                                                                      40,974,450

Cosmetics and Toiletries - 0.3%
   8,000,000    Procter and Gamble Co., 5.25%
                  notes, due 9/15/03 .........................         7,580,000

Cruise Lines - 0.3%
                Carnival Corp., 6.15%
   1,500,000      notes, due 4/15/08 .........................         1,350,000
                Royal Caribbean Cruises, Ltd.:
   6,350,000      7.00%, senior notes, due 10/15/07 ..........         5,961,063
     739,000      6.75%, senior notes, due 3/15/08 ...........           678,033

                                                                       7,989,096

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  23

Janus | Aspen Balanced Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 0.1%
$  2,000,000    Associates Corp. N.A., 6.75%
                  senior notes, due 7/15/01 ..................    $    1,997,500

Diversified Operations - 0.5%
  13,750,000    Tyco International Group S.A., 6.875%
                  notes, due 9/5/02+ .........................        13,526,562

Enterprise Software and Services - 0.2%
   5,296,000    BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..............................         6,176,460

Fiber Optics - 0.2%
   6,000,000    Metromedia Fiber Networks, Inc., 10.00%
                  senior notes, due 12/15/09 .................         6,165,000

Finance - Auto Loans - 0.2%
   1,650,000    Ford Motor Credit Co., 5.80%
                  senior notes, due 1/12/09 ..................         1,466,438
   3,327,000    General Motors Acceptance Corp., 5.85%
                  senior unsubordinated notes, due 1/14/09 ...         2,948,554

                                                                       4,414,992

Food - Canned - 0.2%
   4,500,000    Campbell Soup Co., 4.75%
                  notes, due 10/1/03 .........................         4,168,125

Food - Retail - 0.4%
   8,000,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 .......         7,790,000
   3,500,000    Safeway, Inc., 6.50%
                  notes, due 11/15/08 ........................         3,224,375

                                                                      11,014,375

Internet Software - 1.3%
                Exodus Communications, Inc.:
   2,631,000      11.25%, senior notes, due 7/1/08 ...........         2,729,663
  12,250,000      4.75%, convertible subordinated notes
                  due 7/15/08+ ...............................        16,920,313
  11,660,000    PSINet, Inc., 11.00%
                  senior notes, due 8/1/09 ...................        12,038,950

                                                                      31,688,926

Leisure, Recreation and Gaming - 0.1%
   2,324,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         1,690,710

Life and Health Insurance - 0.3%
   7,000,000    AFLAC, Inc., 6.50%
                  senior notes, due 4/15/09 ..................         6,422,500
   1,000,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 .........................           961,250
                                                                       7,383,750
Medical - Drugs - 0.1%
   3,000,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .........................         2,763,750

Money Center Banks - 0.4%
  10,800,000    HSBC Holdings PLC, 7.50%
                  subordinated notes, due 7/15/09 ............        10,651,500

Multimedia - 2.2%
$  4,500,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ...................    $    4,168,125
  11,640,000    Paramount Communications, Inc., 7.50%
                  debentures, due 7/15/23 ....................        10,272,300
  10,300,000    Time Warner, Inc., 8.11%
                  notes, due 8/15/06 .........................        10,531,750
                Viacom, Inc.:
  19,371,000      7.75%, senior notes, due 6/1/05 ............        19,540,496
     641,000      7.625%, company guaranteed notes
                  due 1/15/16 ................................           624,975
                Walt Disney Co. (The):
   2,000,000      6.375%, senior notes, due 3/30/01 ..........         1,990,000
   6,500,000      6.75%, senior notes, due 3/30/06 ...........         6,329,375

                                                                      53,457,021

Property and Casualty Insurance - 0.2%
   6,900,000    Progressive Corp., 6.625%
                  senior notes, due 3/1/29 ...................         5,692,500

Radio - 0.4%
   6,659,000    Clear Channel Communications, Inc., 2.625%
                  convertible senior notes, due 4/1/03 .......         9,846,996

Retail - Building Products - 0.8%
  20,000,000    Home Depot, Inc., 6.50%
                  notes, due 9/15/04+ ........................        19,550,000

Retail - Discount - 1.6%
                Wal-Mart Stores, Inc.:
   9,850,000      6.15%, senior notes, due 8/10/01 ...........         9,763,812
   9,500,000      6.55%, senior notes, due 8/10/04 ...........         9,333,750
  21,000,000      6.875%, senior notes, due 8/10/09 ..........        20,448,750

                                                                      39,546,312

Retail - Restaurants - 0.1%
                McDonald's Corp.:
   3,000,000      6.50%, notes, due 8/1/07 ...................         2,876,250
     500,000      5.35%, senior notes, due 9/15/08 ...........           438,125

                                                                       3,314,375

Super-Regional Banks - 0.8%
  16,000,000    Firstar Bank, 7.125%
                  subordinated notes, due 12/1/09 ............        15,460,000
   5,450,000    Northern Trust Corp., 7.10%
                  subordinated notes, due 8/1/09 .............         5,293,313

                                                                      20,753,313

Telecommunication Equipment - 0.5%
  14,500,000    Lucent Technologies, Inc., 5.50%
                  notes, due 11/15/08 ........................        12,886,875

Telecommunication Services - 2.1%
   6,845,000    Galaxy Telecom L.P., 12.375%
                  senior subordinated notes, due 10/1/05 .....         7,272,813
  14,723,000    NTL, Inc., 7.00%
                  convertible subordinated notes
                  due 12/15/08+ ..............................        38,868,720
   5,850,000    Versatel Telecom B.V., 11.875%
                  senior notes, due 7/15/09 ..................         5,967,000

                                                                      52,108,533

Telephone - Long Distance - 1.2%
  31,800,000    AT&T Corp., 6.00%
                  notes, due 3/15/09 .........................        28,898,250

See Notes to Schedules of Investments.

24  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Wireless Equipment - 3.3%
                Nextel Communications, Inc.:
$ 25,342,000      9.75%, senior discount notes, due 8/15/04 ..    $   26,165,615
  10,100,000      4.75%, convertible senior notes, due 7/1/07+        22,863,875
  33,000,000      9.375%, senior notes, due 11/15/09+ ........        32,422,500

                                                                      81,451,990
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $766,798,105) ....................       781,793,895
--------------------------------------------------------------------------------
Foreign Bonds - 2.2%
Cable Television - 1.1%
GBP
  14,680,000    Telewest Communications PLC, 5.25%
                  convertible bonds, due 2/19/07**,+ .........        27,267,806

Finance - Other Services - 0.2%
EUR
   4,400,000    Ono Finance PLC, 13.00%
                  company guaranteed notes, due 5/1/09+ ......         4,559,192

Telecommunication Services - 0.9%
EUR
   4,563,000    COLT Telecom Group PLC, 2.00%
                  convertible bonds, due 3/29/06+ ............        10,902,147
GBP
  13,950,000    NTL, Inc., 9.75%
                  senior notes, due 4/15/09** ................        12,899,592

                                                                      23,801,739
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $47,436,797) .......................        55,628,737
--------------------------------------------------------------------------------
Preferred Stock - 10.6%
Cable Television - 5.9%
     371,500    Comcast Corp., convertible, 2.00%
                  (Sprint Corp./PCS Group) ...................        35,292,500
     505,750    Cox Communications, Inc., convertible, 7.00% .        34,391,000
     641,505    Reliant Energy, Inc., convertible, 7.00%
                  (Time Warner, Inc.) ........................        77,301,353

                                                                     146,984,853

Cruise Lines - 1.6%
     282,652    Royal Caribbean Cruises, Ltd.
                  convertible, 7.25% .........................        40,136,584

Telecommunication Services - 3.1%
     394,891    Omnipoint Corp., convertible, 7.00%
                  (VoiceStream Wireless Corp.) ...............        77,744,166
--------------------------------------------------------------------------------
Total Preferred Stock (cost $191,966,665) ....................       264,865,603
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,400    Ono Finance PLC - expires 5/31/09*,+
                  (cost $0) ..................................           486,904
--------------------------------------------------------------------------------
U.S. Government Obligations - 13.1%
                U.S. Treasury Notes:
$ 75,000,000      5.875%, due 11/30/01 .......................        74,496,000
 181,275,000      5.875%, due 11/15/04 .......................       177,662,189
  79,100,000      6.00%, due 8/15/09 .........................        76,631,289
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $335,267,836) ........       328,789,478
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
$ 51,100,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $51,119,375 collateralized
                  by $13,357,926 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $56,016,891
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $9,678,932 and $42,443,068
                  (cost $51,100,000) .........................    $   51,100,000
--------------------------------------------------------------------------------
Total Investments (cost $2,052,852,851) - 97.0% ..............     2,432,312,741
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.0%         74,364,076
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $2,506,676,817
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.6%                   $   13,526,562
Finland                                    2.0%                       49,492,266
Netherlands                                0.2%                        5,967,000
Spain                                      1.1%                       26,707,073
United Kingdom                             4.0%                       96,297,813
United States++                           92.1%                    2,240,322,027
--------------------------------------------------------------------------------
Total                                    100.0%                   $2,432,312,741

++Includes Short-Term Securities (90.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1999

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00              8,800,000       $  14,234,000      $   311,672
British Pound 4/20/00             4,500,000           7,278,750          192,598
--------------------------------------------------------------------------------
Total                                             $  21,512,750      $   504,270

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  25

Janus | Aspen Equity Income Portfolio

[PHOTO]
Blaine Rollins
portfolio manager

For the fiscal year ended December 31, 1999, Janus Aspen Equity Income Portfolio gained 41.58% for its Institutional Shares and 40.94% for its Retirement Shares, comparing favorably with its benchmark index, the S&P 500, which returned 21.03%.(1) This strong performance earned the Portfolio a top-decile ranking, placing it 2nd out of 41 equity income portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Although equity market indexes reached all-time highs during the year, driven primarily by technology stocks, investors still experienced a bumpy ride as ongoing concerns about an overheating economy fueled fears of rising inflation. As the jobless rate continued to hover near historical lows and wages threatened to creep higher, three Federal Reserve interest-rate hikes did little to slow a robust U.S. economy powered by strong consumer spending. Surprisingly, equity markets remained narrow, and many blue-chip names underperformed. Even so, our hands-on research uncovered a number of outstanding companies, particularly in the wireless telecommunications, cable and media industries. On the other hand, the Fed's actions negatively impacted the bond market, which endured its worse year since 1994. Therefore, we opportunistically added high-yield fixed-income investments to enhance yield and deploy excess cash.

Turning to a detailed discussion of the Portfolio's holdings, "productivity enabler" is a label we apply to businesses that are finding new ways to help customers improve their output and efficiency. Our wireless telecommunications stocks certainly fall into this category. With worldwide cellular phone penetration rates exceeding all expectations, we increased our position in market leader Nokia and added VoiceStream Wireless (through the Omnipoint convertible preferred stock) and Nextel Communications.

What's more, the global explosion in wireless has benefited not only those companies, but it's created a strong tailwind for holdings such as Texas Instruments, Linear Technology and Maxim Integrated Products as well. Texas Instruments is the leading manufacturer of digital signal processors (DSPs), a key component of cellular phones that converts light, sound and other signals into computer language. Linear and Maxim make integrated chips that translate analog data into digital information for small electronic devices like cellular phones. With more and more people going wireless and new leading-edge applications being introduced at a rapid pace, we remain extremely optimistic about the future prospects for our wireless companies and the industry as a whole.

Cable is another fast-growing area that helped boost performance. Long-time holding Time Warner (via the Reliant Energy, Inc. convertible preferred stock) allowed us to participate in the upside movement of Time Warner's stock and achieve an attractive yield at the same time. Other cable winners included Comcast and Cox Communications. Capitalizing on the growth in networking and broadband telecommunications, both of these companies provide the vital pipelines that allow digital cable, telephony, expanded video offerings and high-speed Internet access to be delivered over a single platform. As demand for these value-added services intensifies, we're confident our cable holdings will continue to reward us with exceptional results.

Like Time Warner, worldwide entertainment and media giant Viacom is a play on both cable and media. Recently, the company turned its attention toward network television, announcing plans to acquire CBS. If the merger is approved, Viacom, which owns a number of other media properties including MTV, Nickelodeon, VH1 and Paramount Studios, will gain valuable access to TV distribution and radio via CBS's Infinity Broadcasting. As the number of commuters and commute times continue to increase, Infinity is poised to benefit from a captive and growing audience. Given these positive factors, we're excited about the long-term potential for the combined organization.

Despite our many successes, we did experience a few setbacks. Auto insurers Mutual Risk Management and Progressive Corporation suffered from an extremely competitive price environment, and we subsequently sold both positions at a loss. Another holding that failed to meet our expectations is automotive supplier Federal-Mogul. Ongoing softness in the auto parts aftermarket, along with increased competition from Ford and GM, which are creating their own Web-based supplier exchanges, combined to depress Federal-Mogul's earnings. As a result, we decided to liquidate the stock in favor of other compelling ideas.

In closing, I want to reiterate that we are steadfastly focused, as always, on finding companies that are growing their top line and improving returns on capital, with superior management teams committed to adding value for their shareholders. As I turn over management responsibilities to Karen L. Reidy at year-end, our investors can expect a continuation of that same strategy. In her role as assistant portfolio manager, Karen made significant contributions to our success. For that reason, we're tremendously confident in her abilities and know this transition will be a smooth one.

Thank you for investing in Janus Aspen Equity Income Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     64.1%                    61.9%
Number of Stocks                                51                       47
Top 10 Equities/Preferred
  (% of Assets)                              31.8%                    39.2%
Fixed-Income Securities
  Investment-Grade
    Corporate Bonds                             --                       --
  High-Yield/High-Risk
    Corporate Bonds                          14.7%                    12.7%
Preferred Stock                              14.0%                    21.2%
Cash & Cash Equivalents                       7.2%                     4.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines an equity income portfolio as "a portfolio which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

26  Janus Aspen Series / December 31, 1999

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/97)
  1 Year                                                     41.58%
  From Inception                                             46.87%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     21.03%
  From Portfolio Inception                                   27.40%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                     40.94%
  From Inception                                             46.15%
--------------------------------------------------------------------------------
Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 41.58%
Since 5/1/97,* 46.87%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Equity Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Equity Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Equity Income Portfolio - Institutional Shares ($27,890) as compared to the S&P 500 Index ($19,075).

Janus Aspen Equity Income Portfolio
- Institutional Shares - $27,890

S&P 500 Index - $19,075

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 64.1%
Brewery - 1.0%
       2,790    Anheuser-Busch Companies, Inc. ...............    $      197,741

Broadcast Services and Programming - 2.8%
       9,500    AT&T Corp./Liberty Media Group - Class A* ....           539,125

Cable Television - 3.0%
       9,634    Comcast Corp. - Special Class A ..............           484,109
       1,772    Cox Communications, Inc. - Class A* ..........            91,257

                                                                         575,366

Cellular Telecommunications - 1.0%
       1,970    Nextel Communications, Inc. - Class A* .......           203,155

Circuits - 2.5%
       3,360    Linear Technology Corp. ......................           240,450
       5,315    Maxim Integrated Products, Inc.* .............           250,801

                                                                         491,251

Commercial Banks - 0.4%
       4,145    Carolina First Corp. .........................            75,646

Commercial Services - 0.7%
       3,277    Paychex, Inc. ................................           131,080

Computer Data Security - 0.4%
         405    VeriSign, Inc.* ..............................            77,330

Computer Software - 2.4%
       4,060    Microsoft Corp.* .............................           474,005

Computers - Memory Devices - 2.5%
       4,385    EMC Corp.* ...................................           479,060

Cruise Lines - 0.5%
       2,168    Royal Caribbean Cruises, Ltd. ................           106,910

Data Processing and Management - 2.1%
       7,500    Automatic Data Processing, Inc. ..............    $      404,063

Distribution and Wholesale - 0.9%
       1,975    Costco Wholesale Corp.* ......................           180,219

Diversified Financial Services - 1.0%
       3,440    Citigroup, Inc. ..............................           191,135

Diversified Operations - 3.7%
       4,595    General Electric Co. .........................           711,076

Electronic Components - Semiconductors - 1.0%
       2,035    Texas Instruments, Inc. ......................           197,141

Finance - Credit Card - 2.7%
       3,150    American Express Co. .........................           523,688

Finance - Investment Bankers/Brokers - 1.3%
       6,629    Charles Schwab Corp. .........................           254,388

Finance - Mortgage Loan Banker - 1.0%
       3,145    Fannie Mae ...................................           196,366

Life and Health Insurance - 2.4%
      23,789    Prudential PLC** .............................           468,773

Medical - Biomedical and Genetic - 1.2%
       1,780    Genentech, Inc.* .............................           239,410

Medical - Drugs - 1.6%
       4,405    AstraZeneca Group PLC (ADR)** ................           183,909
       3,080    Schering-Plough Corp. ........................           129,938

                                                                         313,847

Money Center Banks - 0.5%
       2,350    Bank of New York Company, Inc. ...............            94,000

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  27

Janus | Aspen Equity Income Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Multi-Line Insurance - 1.5%
       2,715    American International Group, Inc. ...........    $      293,559

Multimedia - 3.8%
      12,140    Viacom, Inc. - Class B* ......................           733,711

Networking Products - 2.7%
       4,890    Cisco Systems, Inc.* .........................           523,840

Optical Supplies - 0.7%
       2,880    Allergan, Inc. ...............................           143,280

Pipelines - 2.0%
       8,945    Enron Corp. ..................................           396,934

Radio - 3.1%
       3,335    Hispanic Broadcasting Corp.* .................           307,550
       8,385    Infinity Broadcasting Corp. - Class A* .......           303,432

                                                                         610,982

Retail - Building Products - 2.2%
       6,183    Home Depot, Inc. .............................           423,922

Retail - Computer Equipment - 0.6%
       2,935    Insight Enterprises, Inc.* ...................           119,234

Retail - Office Supplies - 0.6%
       5,305    Staples, Inc.* ...............................           110,079

Retail - Restaurants - 0.9%
       4,205    McDonald's Corp. .............................           169,514

Super-Regional Banks - 0.2%
       1,725    Firstar Corp. ................................            36,441

Telecommunication Equipment - 5.1%
       3,130    Lucent Technologies, Inc. ....................           234,163
         384    Nokia Oyj ....................................            69,535
       3,568    Nokia Oyj (ADR) ..............................           677,920

                                                                         981,618

Telephone - Integrated - 1.1%
       8,176    Telefonica S.A.* .............................           203,981
         205    Telefonica S.A. (ADR)* .......................            16,156

                                                                         220,137

Telephone - Local - 0.5%
       1,215    ALLTEL Corp. .................................           100,465

Television - 2.5%
       4,697    Univision Communications, Inc. - Class A* ....           479,975
--------------------------------------------------------------------------------
Total Common Stock (cost $8,460,134) .........................        12,468,466
--------------------------------------------------------------------------------
Corporate Bonds  - 12.9%
Advertising Agencies - 0.1%
$      6,000    Omnicom Group, Inc., 4.25%
                  convertible subordinated debentures
                  due 1/3/07 .................................            19,080

Advertising Sales - 0.9%
     123,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 .............           179,273

Cellular Telecommunications - 0.8%
      20,000    Orange PLC, 9.00%
                  senior notes, due 6/1/09 ...................            21,200
     130,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09+ ................           133,575

                                                                         154,775

Computers - Memory Devices - 1.1%
     160,000    EMC Corp., 6.00%
                  convertible subordinated notes
                  due 5/15/04 ................................           219,000

Enterprise Software and Services - 1.4%
$     42,000    BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..............................    $       48,983
     150,000    i2 Technologies, Inc., 5.25%
                  convertible subordinated notes
                  due 12/15/06+ ..............................           214,688

                                                                         263,671

Fiber Optics - 0.3%
      50,000    Metromedia Fiber Network, Inc., 10.00%
                  senior notes, due 12/15/09 .................            51,375

Internet Software - 1.4%
     100,000    Exodus Communications, Inc., 4.75%
                  convertible subordinated notes, due 7/15/08+           138,125
     125,000    PSINet, Inc., 11.00%
                  senior notes, due 8/1/091 ..................            29,063

                                                                         267,188

Radio - 1.0%
     137,000    Clear Channel Communications, Inc., 2.625%
                  convertible senior notes, due 4/1/03 .......           202,589

Telecommunication Services - 3.4%
      50,000    Galaxy Telecom L.P., 12.375%
                  senior subordinated notes, due 10/1/05 .....            53,125
     234,000    NTL, Inc., 7.00%
                  convertible subordinated notes
                  due 12/15/08+ ..............................           617,760

                                                                         670,885

Wireless Equipment - 2.5%
                Nextel Communications, Inc.:
     282,000      9.75%, senior discount notes, due 8/15/04 ..           291,165
     197,000      9.375%, senior notes, due 11/15/09+ ........           193,553

                                                                         484,718
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,023,679) ......................         2,512,554
--------------------------------------------------------------------------------
Foreign Bond - 1.8%
Cable Television - 1.8%
GBP
     183,000    Telewest Communications PLC, 5.25%
                  convertible bonds, due 2/19/07**,+
                  (cost $290,678) ............................           339,919
--------------------------------------------------------------------------------
Preferred Stock - 14.0%
Automotive - Cars and Light Trucks - 0.9%
          64    Porsche A.G ..................................           175,124

Cable Television - 3.7%
       4,000    Comcast Corp., convertible, 2.00%
                  (Sprint Corp./PCS Group) ...................           380,000
       5,000    Cox Communications, Inc.
                  convertible, 7.00% .........................           340,000

                                                                         720,000

Cruise Lines - 2.0%
       2,700    Royal Caribbean Cruises, Ltd.
                  convertible, 7.25% .........................           383,400

Electric - Integrated - 3.1%
       5,030    Reliant Energy, Inc., convertible, 7.00%
                  (Time Warner, Inc.) ........................           606,115

Telecommunication Services - 4.3%
       4,252    Omnipoint Corp., convertible, 7.00% ..........           837,113
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,013,209) ......................         2,721,752
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

28  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 6.2%
$  1,200,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $1,200,455 collateralized
                  by $313,689 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $1,315,465
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of $227,294
                  and $996,706 (cost $1,200,000) .............    $    1,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $13,987,700) - 99.0% ...........        19,242,691
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%            196,223
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   19,438,914
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                    3.9%                   $      747,455
Germany                                    0.9%                          175,124
Spain                                      1.1%                          220,137
United Kingdom                             5.3%                        1,013,801
United States++                           88.8%                       17,086,174
--------------------------------------------------------------------------------
Total                                    100.0%                   $   19,242,691

++Includes Short-Term Securities (82.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 1999

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/7/00                125,000       $     202,187      $     3,265
British Pound 4/20/00                15,000              24,263               94
--------------------------------------------------------------------------------
Total                                             $     226,450      $     3,359

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  29

Janus | Aspen Growth and Income Portfolio

[PHOTO]
David Corkins
portfolio manager

I'm pleased to report that for the fiscal year ended December 31, 1999, Janus Aspen Growth and Income Portfolio appreciated 74.04% for its Institutional Shares and 73.20% for its Retirement Shares. These gains substantially outpaced the Portfolio's benchmark, the Standard & Poor's 500 Index, which returned 21.03%.(1) They also earned the Portfolio a top-decile ranking, placing it 1st out of 174 growth and income portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Despite three short-term interest rate hikes designed to rein in a record-setting economic expansion, growth stocks continued to surge ahead this year, with some minor volatility along the way. On the downside, the market remained narrow as few sectors outside technology participated in this powerful growth rally. So while technology, cable and wireless communications are still favorite Portfolio themes, my strategy for managing volatility is to keep my feet in two camps: one in the brand-name tech franchises posting phenomenal returns and one in the consistent "steady Eddie" blue-chip stocks the market has recently ignored in favor of the highfliers.

Either way, the Portfolio's emphasis is on growth, focusing on well-managed, high-return businesses selling at attractive prices. As always, to balance our growth-oriented holdings, we maintain a smaller position in income-producing investments, including dividend-paying stocks, convertible securities and high-yield bonds. Thanks to the diligent efforts of our outstanding team of equity and income research analysts, we enjoyed considerable success this year.

Contributing to that success were our cable stocks, in particular, AT&T Liberty Media Group. With media visionary and former TCI chairman John Malone at the helm, Liberty Media has created enormous shareholder value from a conglomerate of fast-growing cable holdings, including Discovery Channel, E!, QVC and USA Networks, not to mention numerous music and online properties. What's more, Liberty Media owns a stake in Time Warner, another favorite position in the Portfolio. As the company explores other avenues for investment, we remain enthusiastic in our outlook for Liberty Media - and the cable group as a whole.

Wireless communications is another high-growth business that continues to excite us. With the number of cellular phone subscribers expected to reach one billion by the end of 2002 - a year earlier than previously forecast - the Portfolio is poised to benefit from long-time holdings in Nokia and Sprint PCS as well as newer positions in Nextel Communications and VoiceStream Wireless. Not only is the global explosion in wireless aiding our companies, but so is the introduction of several breakthrough applications. For example, Nokia's rapid adoption of wireless application protocol (WAP) - a feature that allows users to access the Internet from their cellular phones - should help drive demand for its products well into the future. With these factors in our favor, we're very optimistic about the prospects for our wireless holdings going forward.

As mentioned earlier, to capture the powerful upside growth of technology while limiting the downside risk inherent in this rapidly evolving industry, we prefer to invest in well-known, established names such as Microsoft, America Online
(AOL), Cisco Systems and Sun Microsystems. Together with new position Liberate Technologies, these forward-looking, dynamic companies significantly boosted performance. Backed by some powerful technology players like Lucent Technologies, Sun and AOL, Liberate makes software that will let consumers surf the Web via their TVs, cell phones or other devices. Even better, Liberate's software can be integrated with other operating systems, giving its product more flexibility and a competitive advantage. That being the case, we expect this combination of new positions and mainstay holdings to continue to enhance our performance in the future.

While our successes far outweighed our disappointments, some stocks did prove a drag on performance. Automotive supplier Federal-Mogul stumbled as a result of an ongoing softness in the auto parts aftermarket. Furthermore, prospects for recovery seem unlikely as corporations like Ford and GM create Web-based supplier exchanges that will push prices down even farther. As a result, we decided to liquidate our position at a loss. Tyco International was another disappointment. This diversified manufacturing company took a hit on allegations of accounting irregularities related to recent acquisitions, and although we feel confident the SEC's investigation will vindicate Tyco, we elected to liquidate our position and redeploy our assets in more compelling ideas.

In closing, we remain cautiously optimistic about the economy going forward. All signs point to continuing economic growth with few indications of price or wage pressures on the horizon. However, our single-minded focus is not on predicting the future, but on finding well managed, high-quality companies that can perform in any economic environment.

Thank you for investing in Janus Aspen Growth and Income Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Equities                                     77.7%                    83.3%
Number of Stocks                                94                       73
Top Ten Equities (% of Assets)               27.7%                    31.1%
Fixed-Income Securities                       4.7%                     0.7%
Cash and Cash Equivalents                    17.6%                    16.0%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a growth and income portfolio as one that "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

30  Janus Aspen Series / December 31, 1999

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/98)
  1 Year                                                     74.04%
  From Inception                                             55.33%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                     21.03%
  From Portfolio Inception                                   19.85%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/98)
  1 Year                                                     73.20%
  From Inception                                             54.57%
--------------------------------------------------------------------------------
Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 74.04%
Since 5/1/98,* 55.33%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500 Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x"
axis reflects the computation periods from inception, May 1, 1998, through December 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($20,850) as compared to the S&P 500 Index ($13,522).

Janus Aspen Growth and Income Portfolio
- Institutional Shares - $20,850

S&P 500 Index - $13,522

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 76.1%
Advertising Agencies - 0.3%
       2,700    Omnicom Group, Inc. ..........................    $      270,000

Advertising Services - 0.3%
       2,000    TMP Worldwide, Inc.* .........................           284,000

Aerospace and Defense - 0.4%
       6,000    Honeywell International, Inc. ................           346,125

Automotive - Cars and Light Trucks - 0.2%
       4,000    Ford Motor Co. ...............................           213,750

Brewery - 1.1%
      14,000    Anheuser-Busch Companies, Inc. ...............           992,250

Broadcast Services and Programming - 3.4%
      45,000    AT&T Corp./Liberty Media Group - Class A* ....         2,553,750
       5,000    Clear Channel Communications, Inc.* ..........           446,250
       8,065    Four Media Co.* ..............................           119,967

                                                                       3,119,967

Cable Television - 4.8%
       4,800    Adelphia Communications Corp. - Class A* .....           315,000
      21,000    Charter Communications, Inc. - Class A* ......           459,375
      47,000    Comcast Corp. - Special Class A ..............         2,361,750
      21,000    Cox Communications, Inc. - Class A* ..........         1,081,500
       2,500    MediaOne Group, Inc.* ........................           192,031

                                                                       4,409,656

Cellular Telecommunications - 4.7%
       2,000    Aerial Communications, Inc.* .................    $      121,750
      11,000    Crown Castle International Corp.* ............           353,375
       8,000    Nextel Communications, Inc. - Class A* .......           825,000
       6,200    Omnipoint Corp.* .............................           747,875
       7,000    Sprint Corp./PCS Group* ......................           717,500
      11,000    VoiceStream Wireless Corp.* ..................         1,565,438

                                                                       4,330,938

Chemicals - Diversified - 0.2%
      11,000    Solutia, Inc. ................................           169,812

Circuits - 0.2%
       3,000    Maxim Integrated Products, Inc.* .............           141,562

Commercial Services - 0.4%
       2,600    Official Payments Corp.* .....................           135,200
       6,700    Paychex, Inc. ................................           268,000

                                                                         403,200

Computer Data Security - 2.1%
      10,000    VeriSign, Inc.* ..............................         1,909,375

Computer Software - 1.9%
      15,000    Microsoft Corp.* .............................         1,751,250

Computers - Memory Devices - 2.4%
      20,000    EMC Corp.* ...................................         2,185,000

Computers - Micro - 4.0%
      11,500    Dell Computer Corp.* .........................           586,500
      40,000    Sun Microsystems, Inc.* ......................         3,097,500

                                                                       3,684,000

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  31

Janus | Aspen Growth and Income Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Cruise Lines - 0.3%
       6,000    Royal Caribbean Cruises, Ltd. ................    $      295,875

Distribution and Wholesale - 1.9%
      76,040    Brightpoint, Inc.* ...........................           998,025
       8,000    Costco Wholesale Corp.* ......................           730,000

                                                                       1,728,025

Diversified Financial Services - 1.3%
      21,000    Citigroup, Inc. ..............................         1,166,813

Diversified Operations - 2.7%
      16,000    General Electric Co. .........................         2,476,000

Electronic Components - Semiconductors - 1.9%
       3,000    Intel Corp. ..................................           246,937
      15,000    Texas Instruments, Inc. ......................         1,453,125

                                                                       1,700,062

Entertainment Software - 0.5%
       5,000    Electronic Arts, Inc.* .......................           420,000

Fiber Optics - 2.5%
      13,000    JDS Uniphase Corp.* ..........................         2,097,063
       4,000    Metromedia Fiber Network, Inc. - Class A* ....           191,750

                                                                       2,288,813

Finance - Credit Card - 1.3%
       7,000    American Express Co. .........................         1,163,750

Finance - Investment Bankers/Brokers - 0.1%
       3,300    Charles Schwab Corp. .........................           126,637

Finance - Mortgage Loan Banker - 0.6%
       9,000    Fannie Mae ...................................           561,938

Internet Content - 1.2%
       3,465    Critical Path, Inc.* .........................           327,009
       3,000    DoubleClick, Inc.* ...........................           759,188

                                                                       1,086,197

Internet Software - 8.0%
      16,000    America Online, Inc.* ........................         1,207,000
       4,020    CacheFlow, Inc.* .............................           525,364
       6,000    EarthLink Network, Inc.* .....................           255,000
       2,000    Inktomi Corp.* ...............................           177,500
       8,000    Internap Network Services Corp.* .............         1,384,000
      10,000    Liberate Technologies, Inc.* .................         2,570,000
       3,000    pcOrder.com, Inc.* ...........................           153,000
       4,000    Phone.com, Inc.* .............................           463,750
       3,300    Vignette Corp.* ..............................           537,900

                                                                       7,273,514

Machinery - General Industrial - 0.8%
       3,000    Mannesmann A.G ...............................           730,356

Medical - Biomedical and Genetic - 0.6%
       4,400    Genentech, Inc.* .............................           591,800

Medical - Drugs - 2.1%
      10,000    King Pharmaceuticals, Inc.* ..................           560,625
       5,000    Medco Research, Inc.* ........................           150,313
      19,000    Pfizer, Inc. .................................           616,313
      14,000    Schering-Plough Corp. ........................           590,625

                                                                       1,917,876

Medical Instruments - 0.8%
      20,500    Medtronic, Inc. ..............................           746,969

Multi-Line Insurance - 0.9%
       8,000    American International Group, Inc. ...........           865,000

Multimedia - 3.6%
      24,000    Time Warner, Inc. ............................    $    1,738,500
      25,000    Viacom, Inc. - Class B* ......................         1,510,937

                                                                       3,249,437

Music/Clubs - 0.5%
      12,500    SFX Entertainment, Inc.* .....................           452,344

Networking Products - 3.5%
      30,000    Cisco Systems, Inc.* .........................         3,213,750

Optical Recognition Software - 0.3%
       5,015    Digimarc Corp.* ..............................           250,750

Optical Supplies - 0.2%
       2,800    Allergan, Inc. ...............................           139,300

Pipelines - 1.7%
      36,000    Enron Corp. ..................................         1,597,500

Property and Casualty Insurance - 0.2%
       7,200    Mutual Risk Management, Ltd. .................           121,050
         995    Progressive Corp. ............................            72,759

                                                                         193,809

Radio - 1.0%
       1,000    AMFM, Inc.* ..................................            78,250
       4,000    Entercom Communications Corp.* ...............           264,000
       3,100    Hispanic Broadcasting Corp.* .................           285,878
       7,000    Infinity Broadcasting Corp. - Class A* .......           253,313

                                                                         881,441

Real Estate Investment Trusts - 0.3%
      12,500    Walden Residential Properties, Inc. ..........           270,312

Retail - Building Products - 0.9%
      12,000    Home Depot, Inc. .............................           822,750

Retail - Internet - 0.1%
       1,000    eBay, Inc.* ..................................           125,187

Retail - Offfice Space - 0.5%
      24,000    Staples, Inc.* ...............................           498,000

Super-Regional Banks - 1.0%
       2,000    Bank One Corp. ...............................            64,125
      40,000    Firstar Corp. ................................           845,000

                                                                         909,125

Telecommunication Equipment - 4.8%
       9,000    Lucent Technologies, Inc. ....................           673,313
      15,000    Nokia Oyj (ADR) ..............................         2,850,000
       8,500    Nortel Networks Corp. ........................           858,500

                                                                       4,381,813

Telecommunication Services - 1.1%
       1,000    Allegiance Telecom, Inc.* ....................            92,250
      15,000    McLeodUSA, Inc. - Class A* ...................           883,125

                                                                         975,375

Telephone - Integrated - 2.4%
      16,000    CenturyTel, Inc. .............................           758,000
      10,500    MCI WorldCom, Inc.* ..........................           557,156
      36,849    Telefonica S.A.* .............................           919,338

                                                                       2,234,494

Toys - 0.1%
       7,000    Mattel, Inc. .................................            91,875
--------------------------------------------------------------------------------
Total Common Stock (cost $46,573,438) ........................        69,637,772
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

32  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 4.7%
Cable Television - 0.2%
$      5,000    Adelphia Communications Corp., 7.75%
                  senior notes, due 1/15/09 ..................    $        4,513
     130,000    Charter Communications Holdings L.L.C.
                  8.625%, senior notes, due 4/1/09 ...........           120,250

                                                                         124,763

Cellular Telecommunications - 0.1%
     100,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09+ ................           102,750

Computers - Micro - 0.2%
     200,000    Sun Microsystems, Inc., 7.50%
                  senior notes, due 8/15/06 ..................           200,750

Diversified Financial Services - 0.6%
                General Electric Capital Corp.:
      75,000      6.52%, notes, due 10/8/02 ..................            74,250
     500,000      6.81%, notes, due 11/3/03 ..................           495,000

                                                                         569,250

Enterprise Software and Services - 1.6%
   1,000,000    BEA Systems, Inc., 4.00%,
                  convertible subordinated notes,
                  due 12/15/06+ ..............................         1,166,250
     200,000    i2 Technologies, Inc., 5.25%
                  convertible subordinated notes,
                  due 12/15/06+ ..............................           286,250

                                                                       1,452,500

Food - Retail - 0%
       7,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 .......             6,816

Internet Software - 0%
      30,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................            31,125

Radio - 0.2%
     196,000    Clear Channel Communications, Inc., 1.50%
                  convertible notes, due 12/1/02 .............           200,410

Retail - Internet - 0.1%
     104,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures,
                  due 2/1/09+ ................................           117,650

Super-Regional Banks - 0.5%
     500,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............           483,125

Telecommunication Services - 1.2%
      25,000    Allegiance Telecom, Inc., 12.875%
                  senior notes, due 5/15/08 ..................            27,594
       3,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ...................             2,827
                NTL, Inc.:
      83,000      7.00%, convertible subordinated notes,
                  due 12/15/08+ ..............................           219,120
     750,000      5.75%, convertible subordinated notes,
                  due 12/15/09+ ..............................           806,250

                                                                       1,055,791
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,937,368) ......................         4,344,930
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Automotive - Cars and Light Trucks - 0.4%
         115    Porsche A.G ..................................    $      314,677

Cable Television - 0.6%
       1,250    Adelphia Communications Corp.
                  - Series D, convertible, 5.50% .............           235,156
       3,000    MediaOne Group, Inc.
                  convertible, 6.25%
                  (Vodafone AirTouch PLC (ADR)) ..............           324,000

                                                                         559,156

Cruise Lines - 0%
          70    Royal Caribbean Cruises, Ltd.
                  convertible, 7.25% .........................             9,940

Electric - Integrated - 0.3%
       2,200    Reliant Energy, Inc.
                  convertible, 7.00% (Time Warner, Inc.) .....           265,100

Finance - Other Services - 0.3%
         900    TCI Pacific Communications, Inc.
                  - Series A, convertible, 5.00%
                  (AT&T Corp.) ...............................           277,457
--------------------------------------------------------------------------------
Total Preferred Stock (cost $1,316,499) ......................         1,426,330
--------------------------------------------------------------------------------
Repurchase Agreement - 18.5%
$ 16,900,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $16,906,408 collateralized
                  by $4,417,788 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $18,526,134
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $3,201,056 and $14,036,944
                  (cost $16,900,000) .........................        16,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $68,727,305) - 100.9% ..........        92,309,032
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)        (847,001)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   91,462,031
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 1999

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    0.1%                   $      121,050
Canada                                     1.0%                          858,500
Finland                                    3.1%                        2,850,000
Germany                                    1.1%                        1,045,033
Spain                                      1.0%                          919,338
United States++                           93.7%                       86,515,111
--------------------------------------------------------------------------------
Total                                    100.0%                   $   92,309,032

++Includes Short-Term Securities (75.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  33

Janus | Aspen Flexible Income Portfolio

[PHOTO]
Ronald Speaker
portfolio manager

For the fiscal  year ended  December  31,  1999,  Janus  Aspen  Flexible  Income
Portfolio returned 1.60% for its Institutional Shares and 0.90% for its Retirement Shares. This compares with a (2.15)% decline posted by its benchmark, the Lehman Brothers Government/Corporate Bond Index.(1)

The fixed-income markets faced strong headwinds throughout the year as above-trend growth in the U.S. ignited fears of inflation and pushed both long- and short-term interest rates higher. Despite the Federal Reserve's three quarter-point increases in short-term rates during the second half of the period, the economy continued to grow at a fast clip. Meanwhile, bond prices trended lower, particularly those of longer-dated, rate-sensitive securities such as Treasuries and investment-grade bonds.

In this challenging environment, we decreased the Portfolio's sensitivity to rising interest rates by reducing our weighting in Treasury bonds and focusing primarily on securities within the two- to 10-year maturity range. We also upgraded the credit quality of our investment-grade holdings, adding positions in well-financed companies such as Procter & Gamble and Wal-Mart.

Meanwhile, in the high-yield arena, demand fell considerably short of supply because of Y2K-related liquidity fears and competition from high-flying technology stocks. Fortunately, our intensive, proprietary research led us to several high-yield bonds that benefited from either capital infusions from leveraged buyout firms or the market's increasing recognition of the strategic value of these companies. In turn, many of them proved capable of successfully withstanding broader market pressures and rewarded us with solid results.

One of our best performers in the high-yield area was NorthEast Optic Network, a fiber-optic network operator in the northeastern U.S. and a recent addition to the Portfolio. Benefiting from high demand for its services, NorthEast also gained on news of a hefty investment made by energy holding company Consolidated Edison - money NorthEast will use to make further improvements to its business. A similar scenario unfolded for RCN, a competitive local exchange carrier that provides telecom services in the Boston-Washington, D.C., corridor. Like NorthEast, RCN received a sizeable equity infusion from investors during the period, helping our holding appreciate in value.

Our focus on quality also led us to companies we believed had the potential to "graduate" to a higher credit rating. For example, when our analysis of life insurer and consumer lender Conseco revealed an improving balance sheet and, therefore, the possibility of a rating upgrade, we invested. Several months later, a $500 million investment made by an outside firm along with stronger cash flow earned Conseco a better rating, sending the bonds higher.

We also benefited from our positions in several yield-to-call bonds, including supermarket operator Star Markets. The company's strong U.S.-based cash flows and generous yields served as an excellent cushion and contributed to the Portfolio's results throughout much of the year. Subsequently, Star Markets refinanced its debt, calling in its bonds. Our performance was also aided by Unilab, California's largest medical testing company. Unilab appreciated following the announcement of a buyout by the private investment group Kelso & Company. We further benefited from Unilab's decision to call its bonds at a premium to our purchase price.

Unfortunately, not all of our holdings met expectations. As I mentioned earlier, Treasuries suffered under the weight of rising interest rates, and despite reducing the Portfolio's exposure to these securities, their poor performance still managed to detract from our overall results. Another disappointment was our high-yield position in Tokheim, a manufacturer of gas pumps. The company's revenues declined when industry consolidation issues caused the delay of several big orders at the company, and we consequently sold the position.

Looking ahead, given that the Federal Reserve's three rate hikes have yet to substantially slow the economy, additional increases may be necessary. However, we believe this challenging environment can work in our favor and are using it as an opportunity to put our cash to work. That said, we continue to search for credits that offer solid interest income as well as the potential for stable or appreciating prices.

In closing, we'd like to thank you for your continued investment in Janus Aspen Flexible Income Portfolio.

Portfolio Asset Mix              December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade/Warrants                  39.1%                    36.0%
  High-Yield/High-Risk                       30.4%                    26.0%
U.S. Government Bonds                         7.8%                    23.8%
Foreign Dollar/
  Non-Dollar Bonds                            8.4%                     1.6%
Preferred Stock                               1.7%                     2.4%
Cash & Cash Equivalents                      12.6%                    10.2%
--------------------------------------------------------------------------------

Portfolio Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                  6.5 Yrs.                 8 7 Yrs.
Average Modified Duration*                 4.5 Yrs.                 6 0 Yrs.
30-Day Average Yield**
  Institutional Shares**                     8.22%                    6.21%
  Retirement Shares**                        7.56%                    5.70%
Average Rating                                 BBB                       A+
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

34  Janus Aspen Series / December 31, 1999

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 9/13/93)
  1 Year                                                      1.60%
  5 Year                                                     10.88%
  From Inception                                              8.50%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Corp. Bond Index
  1 Year                                                    (2.15)%
  5 Year                                                      7.61%
  From Inception Date of Institutional Shares                 5.40%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      0.90%
  5 Year                                                     10.24%
  From Portfolio Inception                                    7.89%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 1.60%
Five Year, 10.88%
Since 9/13/93,* 8.50%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Govt./Corp. Bond Index. Janus Aspen Flexible Income Portfolio -
Institutional Shares is represented by a shaded area of green. The Lehman Brothers Govt./Corp. Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($16,721) as compared to the Lehman Brothers Govt./Corp. Bond Index ($13,928).

Janus Aspen Flexible Income Portfolio
- Institutional Shares - $16,721

Lehman Brothers Govt./Corp. Bond Index - $13,928

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investing in high-yield/high-risk securities may entail greater risk. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 71.2%
Automotive - Cars and Light Trucks - 2.1%
$  4,000,000    DaimlerChrysler N.A. Holding Corp., 7.20%
                  company guaranteed notes, due 9/1/09 .......    $    3,935,000

Beverages - Wine and Spirits - 0.7%
   1,500,000    Joseph E. Seagram & Sons, Inc., 6.80%
                  company guaranteed notes, due 12/15/08 .....         1,406,250

Brewery - 0.5%
   1,000,000    Anheuser-Busch Companies, Inc., 5.65%
                  notes, due 9/15/08 .........................           892,500

Broadcast Services and Programming - 2.9%
   4,000,000    AT&T Corp./Liberty Media Group, 7.875%
                  notes, due 7/15/09+ ........................         3,970,000
   1,250,000    Paxson Communications Corp., 11.625%
                  senior subordinated notes, due 10/1/02 .....         1,301,562

                                                                       5,271,562

Cable Television - 5.2%
     500,000    Century Communications Corp., 8.375%
                  senior notes, due 12/15/07 .................           473,750
   1,500,000    Charter Communications Holdings L.L.C.
                  8.625%, senior notes, due 4/1/09 ...........         1,387,500
     230,000    Classic Cable, Inc., 9.375%
                  company guaranteed notes, due 8/1/09 .......           227,125
                Cox Communications, Inc.:
   3,000,000      6.375%, notes, due 6/15/00 .................         2,996,250
   1,500,000      7.875%, notes, due 8/15/09 .................         1,518,750
   1,000,000    Jones Intercable, Inc., 7.625%
                  senior notes, due 4/15/08 ..................           992,500
                Lenfest Communications, Inc.:
   1,000,000      10.50%, senior subordinated notes
                  due 6/15/06 ................................         1,122,500
   1,000,000      7.625%, senior notes, due 2/15/08 ..........           998,750

                                                                       9,717,125

Casino Hotels - 1.2%
$    500,000    Santa Fe Hotel, Inc., 11.00%
                  first mortgage notes, due 12/15/00 .........    $      491,250
   2,000,000    Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes, due 11/15/04 .....         1,745,000

                                                                       2,236,250

Casino Services - 0.4%
     750,000    Isle of Capri Black Hawk L.L.C., 13.00%
                  first mortgage bonds, due 8/31/048 .........            15,625

Cellular Telecommunications - 2.2%
   4,000,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09+ ................         4,110,000

Commercial Banks - 1.4%
   1,000,000    City National Bank, 6.375%
                  subordinated notes, due 1/15/08 ............           910,000
     700,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 .......           686,875
   1,000,000    Provident Trust I Corp., 8.29%
                  company guaranteed notes, due 4/15/28 ......           943,750

                                                                       2,540,625

Computer Services - 3.1%
     425,000    Dialog Corp. PLC, 11.00%
                  senior subordinated notes, due 11/15/07 ....           221,000
   4,500,000    Electronic Data Systems Corp., 7.125%
                  notes, due 10/15/09 ........................         4,393,125
       1,250    Equinix, Inc., 13.00%
                  units, due 12/1/07+ ........................         1,275,000

                                                                       5,889,125

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  35

Janus | Aspen Flexible Income Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Computers - Micro - 1.7%
                IBM Corp.:
$  2,500,000      5.375%, notes, due 2/1/09 ..................    $    2,196,875
   1,000,000      7.00%, debentures, due 10/30/25 ............           947,500

                                                                       3,144,375

Containers - Paper and Plastic - 2.2%
   3,925,000    Stone Container Corp., 10.75%
                  first mortgage notes, due 10/1/02 ..........         4,032,938

Cosmetics and Toiletries - 2.1%
   4,000,000    Procter & Gamble Co., 6.875%
                  unsubordinated notes, due 9/15/09 ..........         3,915,000

Cruises Lines - 1.0%
   2,000,000    Royal Caribbean Cruises, Ltd., 7.00%
                  senior notes, due 10/15/07 .................         1,877,500

Diversified Financial Services - 0.9%
   1,650,000    Local Financial Corp., 11.00%
                  senior notes, due 9/8/04 ...................         1,693,312

Diversified Operations - 0.1%
     200,000    Pac-West Telecomm, Inc., 13.50%
                  senior notes, due 2/1/09 ...................           207,500

Electric - Generation - 0.3%
     521,227    Caithness Coso Fund Corp., 6.80%
                  secured notes, due 12/15/01 ................           510,151

Electric - Integrated - 0.4%
     600,000    El Paso Electric Co., 9.40%
                  first mortgage bonds, due 5/1/11 ...........           640,500

Fiber Optics - 1.7%
   2,500,000    NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 ..................         2,668,750
     500,000    Williams Communications Group, Inc.
                  10.875%, senior notes, due 10/1/09 .........           523,750

                                                                       3,192,500

Finance - Auto Loans - 1.8%
                Ford Motor Credit Co.:
   1,000,000      6.125%, notes, due 4/28/03 .................           967,500
   2,500,000      7.375%, notes, due 10/28/09 ................         2,475,000

                                                                       3,442,500

Finance - Other Services - 0.9%
     500,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 ......           479,375
   1,000,000    Ono Finance PLC, 13.00%
                  company guaranteed notes, due 5/1/09+ ......         1,022,500
     500,000    SIG Capital Trust I, 9.50%
                  company guaranteed notes, due 8/15/27 ......           200,000

                                                                       1,701,875

Food - Diversified - 0.4%
     750,000    Ralston Purina Co., 7.875%
                  debentures, due 6/15/25 ....................           723,750

Food - Retail - 8.0%
                Fred Meyer, Inc.:
$  2,000,000      7.15%, company guaranteed notes
                  due 3/1/03 .................................    $    1,972,500
   4,000,000      7.45%, company guaranteed notes
                  due 3/1/08 .................................         3,895,000
   2,000,000    Marsh Supermarkets, Inc., 8.875%
                  company guaranteed notes, due 8/1/07 .......         1,920,000
     910,000    Pantry, Inc., 10.25%
                  company guaranteed notes, due 10/15/07 .....           871,325
                Safeway, Inc.:
   3,500,000      5.875%, notes, due 11/15/01 ................         3,421,250
   2,000,000      7.50%, notes, due 9/15/09 ..................         1,972,500
   1,000,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ..................         1,002,500

                                                                      15,055,075

Gambling - Non-Hotel Casinos - 0.9%
   1,660,000    Lady Luck Gaming Corp., 11.875%
                  first mortgage notes, due 3/1/01 ...........         1,660,000

Internet Software - 1.8%
     750,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................           778,125
   2,500,000    PSINet, Inc., 11.00%
                  senior notes, due 8/1/09 ...................         2,581,250

                                                                       3,359,375

Leisure, Recreation and Gaming - 0.6%
   1,500,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         1,091,250

Life and Health Insurance - 1.6%
                Conseco, Inc.:
   1,725,000      7.60%, senior notes, due 6/21/01 ...........         1,722,844
     500,000      9.00%, notes, due 10/15/06 .................           513,125
     742,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 ..................           738,290

                                                                       2,974,259

Medical - Hospitals - 0.2%
     500,000    Columbia/HCA Healthcare Corp., 8.36%
                  debentures, due 4/15/24 ....................           455,625

Multimedia - 1.0%
                Time Warner, Inc.:
   1,000,000      8.18%, notes, due 8/15/07 ..................         1,028,750
   1,000,000      6.95%, company guaranteed notes
                  due 1/15/28 ................................           885,000

                                                                       1,913,750

Music/Clubs - 0.5%
   1,000,000    SFX Entertainment, Inc., 9.125%
                  company guaranteed notes, due 2/1/08 .......           945,000

Networking Products - 1.1%
     500,000    Anixter International, Inc., 8.00%
                  company guaranteed notes, due 9/15/03 ......           495,000
   1,500,000    Concentric Network Corp., 12.75%
                  senior notes, due 12/15/07 .................         1,586,250

                                                                       2,081,250

See Notes to Schedules of Investments.

36  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Integrated - 0.5%
$  1,000,000    Chevron Corp., 6.625%
                  notes, due 10/1/04 .........................    $      983,750

Optical Supplies - 0.5%
     950,000    Bausch & Lomb, Inc., 6.75%
                  notes, due 12/15/04 ........................           915,562

Paint and Related Products - 0.3%
     500,000    Sherwin-Williams Co., 6.85%
                  notes, due 2/1/07 ..........................           478,750

Physical Therapy and Rehabilitation Centers - 1.0%
                HEALTHSOUTH Corp.:
   1,500,000      9.50%, senior subordinated notes
                  due 4/1/01 .................................         1,496,250
     500,000      7.00%, senior notes, due 6/15/08 ...........           406,875

                                                                       1,903,125

Pipelines - 0.5%
   1,000,000    Enron Corp., 7.375%
                  bonds, due 5/15/19 .........................           936,250

Recreational Centers - 0.8%
   1,500,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ....         1,455,000

Retail - Discount - 2.2%
     300,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06 ..................           296,250
   4,000,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 ..................         3,895,000

                                                                       4,191,250

Retail - Leisure Products - 0.1%
     150,000    Selmer Company, Inc., 11.00%
                  senior subordinated notes, due 5/15/05 .....           158,250

Retail - Restaurants - 1.1%
   1,000,000    McDonald's Corp., 6.375%
                  debentures, due 1/8/28 .....................           858,750
     500,000    Perkins Family Restaurant L.P., 10.125%
                  senior notes, due 12/15/07 .................           503,750
     250,000    Romacorp, Inc., 12.00%
                  company guaranteed notes, due 7/1/06 .......           226,875
     500,000    Tricon Global Restaurants, Inc., 7.65%
                  senior notes, due 5/15/08 ..................           470,000

                                                                       2,059,375

Savings/Loan/Thrifts - 3.2%
                Dime Bancorp, Inc.:
   1,650,000      6.375%, senior notes, due 1/30/01 ..........         1,631,438
   3,000,000      7.00%, senior notes, due 7/25/01 ...........         2,970,000
   1,000,000    Golden State Holdings, Inc., 7.00%
                  senior notes, due 8/1/03 ...................           937,500
     500,000    Sovereign Bancorp, Inc., 10.50%
                  senior notes, due 11/15/06 .................           507,500

                                                                       6,046,438

Telecommunication Services - 4.9%
$    500,000    Adelphia Business Solutions, Inc., 12.00%
                  senior subordinated notes, due 11/1/07 .....    $      527,500
     775,000    CapRock Communications Corp., 11.50%
                  senior notes, due 5/1/09 ...................           796,312
   1,220,000    Galaxy Telecom L.P., 12.375%
                  senior subordinated notes, due 10/1/05 .....         1,296,250
   1,250,000    Logix Communications Enterprises, Inc.
                  12.25%, senior notes, due 6/15/08 ..........           996,875
     600,000    McLeodUSA, Inc., 9.25%
                  senior notes, due 7/15/07 ..................           603,000
                NTL, Inc.:
     720,000      12.75%, senior notes, due 4/15/057 .........            22,700
   1,000,000      5.75%, convertible subordinated notes
                  due 12/15/09+ ..............................         1,075,000
     150,000    Pegasus Media Communications, 12.50%
                  notes, due 7/1/05 ..........................           160,875
   1,000,000    RCN Corp., 10.00%
                  senior notes, due 10/15/07 .................           995,000
     500,000    Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 ..................           533,750
   1,500,000    Worldwide Fiber, Inc., 12.00%
                  senior notes, due 8/1/09+ ..................         1,560,000

                                                                       9,267,262

Telephone - Integrated - 0.9%
   2,000,000    GTE Northwest, Inc., 5.55%
                  debentures, due 10/15/08 ...................         1,755,000

Telephone - Long Distance - 1.8%
   3,500,000    Qwest Communications International, Inc.
                  7.50%, senior notes, due 11/1/08 ...........         3,408,125

Television - 3.3%
   3,000,000    Fox/Liberty Networks L.L.C., 8.875%
                  senior notes, due 8/15/07 ..................         3,067,500
   2,000,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ...................         1,852,500
     250,000    Pegasus Communications Corp., 12.50%
                  senior notes, due 8/1/07+ ..................           272,500
   1,000,000    Price Communications Wireless, Inc., 11.75%
                  senior subordinated notes, due 7/15/07 .....         1,102,500

                                                                       6,295,000

Textile - Products - 0.5%
   1,000,000    Collins & Aikman Floorcovering, Inc., 10.00%
                  senior subordinated notes, due 1/15/07 .....           980,000

Transportation - Services - 0.7%
   1,250,000    RailWorks Corp., 11.50%
                  company guaranteed notes, due 4/15/09 ......         1,265,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $137,195,660) ....................       133,530,309
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  37

Janus | Aspen Flexible Income Portfolio

Shares or Principal Amount                                          Market Value
================================================================================
Foreign Bond - 6.6%
Advertising Services - 1.4%
EUR
   2,500,000    Go Outdoor Systems Holdings S.A., 10.50%
                  senior subordinated notes, due 7/15/09**,+ .    $    2,653,325

Fiber Optics - 0.3%
EUR
     500,000    Metromedia Fiber Network, Inc., 10.00%
                  senior notes, due 12/15/09** ...............           514,318

Golf - 0.9%
GBP
   1,000,000    Clubhaus PLC, 12.875%
                  senior notes, due 6/1/09**,+ ...............         1,712,112

Internet Software - 1.1%
EUR
   1,000,000    Exodus Communications, Inc., 10.75%
                  senior notes, due 12/15/09**,+ .............         1,027,377
EUR
   1,000,000    PSINet, Inc., 11.00%
                  senior notes, due 8/1/09** .................         1,033,665

                                                                       2,061,042

Telecommunication Equipment - 1.4%
EUR
   2,500,000    Global TeleSystems Group, Inc., 11.00%
                  bonds, due 12/1/09**,+ .....................         2,540,150

Telecommunication Services - 1.0%
EUR
     750,000    Jazztel PLC, 13.25%
                  senior notes, due 12/15/09**,+ .............           759,216
EUR
   1,000,000    Versatel Telecom B.V., 11.875%
                  senior notes, due 7/15/09** ................         1,071,390

                                                                       1,830,606

Telephone - Long Distance - 0.5%
EUR
   1,000,000    Viatel, Inc., 11.50%
                  senior notes, due 3/15/09** ................         1,021,090
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $12,168,781) .......................        12,332,643
--------------------------------------------------------------------------------
Preferred Stock - 1.7%
Commercial Services - 0.4%
      20,000    Cendant Corp., convertible, 7.50% ............           747,500

Networking Products - 0.5%
         969    Concentric Network Corp. - Series B, 13.50% ..           949,620

Savings/Loan/Thrifts - 0.8%
      35,600    Chevy Chase Savings Bank, 13.00% .............         1,068,000
       8,000    Sovereign Capital Trust II, convertible, 7.50%           388,000

                                                                       1,456,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,938,100) ......................         3,153,120
--------------------------------------------------------------------------------
Warrants - 0.1%
Finance - Other Services - 0.1%
       1,000    Ono Finance PLC - expires 5/31/09*,+ .........           110,000

Retail - Diversified - 0%
         450    SpinCycle, Inc. - expires 5/1/05* ............                 0

Telecommunication Services - 0%
         225    Versatel Telecom B.V. - expires 5/15/08*,+ ...            90,000
--------------------------------------------------------------------------------
Total Warrants (cost $0) .....................................           200,000
--------------------------------------------------------------------------------
U.S. Government Obligations - 7.8%
                U.S. Treasury Notes:
$  5,000,000      6.125%, due 12/31/01 .......................         4,991,407
   8,000,000      6.125%, due 8/15/07 ........................         7,802,160
   2,000,000      5.625%, due 5/15/08** ......................         1,880,840
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $15,193,420) .........        14,674,407
--------------------------------------------------------------------------------
Repurchase Agreement - 11.8%
$ 22,200,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $22,208,418 collateralized
                  by $5,803,248 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $24,336,105
                  in Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of
                  $4,204,937 and $18,439,063
                  (cost $22,200,000) .........................    $   22,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $189,695,961) - 99.2% ..........       186,090,479
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%          1,432,552
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  187,523,031
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
 10 Contracts   U.S. Treasury - 5 year bond, expires
                  March 2000, principal amount
                  $993,047 value $980,156,
                  cumulative appreciation                         $       12,891
275 Contracts   U.S. Treasury - 10 year bond, expires
                  March 2000, principal amount
                  $26,764,219 value $26,361,330,
                  cumulative appreciation                                402,889
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at December 31, 1999

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/20/00               980,000       $   1,585,150      $    49,686
Euro 3/16/00                      1,900,000           1,924,130           94,620
Euro 4/7/00                       5,800,000           5,882,940          297,292
Euro 6/9/00                       2,600,000           2,648,620           17,065
--------------------------------------------------------------------------------
Total                                             $  12,040,840      $   458,663

See Notes to Schedules of Investments.

38  Janus Aspen Series / December 31, 1999

                                              Janus | Aspen High-Yield Portfolio

[PHOTO]
Sandy Rufenacht
portfolio manager

I'm happy to report that for the 12 months ended December 31, 1999, Janus Aspen High-Yield Portfolio outperformed its benchmark, posting a return of 6.85% for its Institutional Shares and 6.35% for its Retirement Shares. By contrast, the Lehman Brothers High-Yield Bond Index returned 2.39%.(1) This performance earned the Portfolio a top-quartile ranking, placing it 12th out of 70 high current yield portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Given the many challenges fixed-income markets faced during the year, our performance was especially satisfying. These challenges included everything from improving but still depressed emerging market economies to turbulent stock prices to renewed inflation fears. The latter prompted the Federal Reserve to boost short-term interest rates three times, which further pressured the overall bond market. Yet, because high-yield bonds pay a wide spread over Treasury bond rates, they held up relatively well in this rising interest rate environment and outperformed the broader fixed-income universe.

Unique to the high-yield market, however, was an oversupply scenario. Throughout much of the year, high-yield supply outweighed demand, forcing existing bond prices lower. We viewed this as nothing more than a buying opportunity and, therefore, selectively added to positions we believed were undervalued by the market. In particular, we focused on well-known, well-capitalized companies that are paying down debt and improving their credit quality.

Our strategy of investing in higher-grade corporate bonds during this volatile period proved to be a double-edged sword. While higher quality, lower-yielding securities helped safeguard our investors' assets, their vulnerability to rising interest rates tempered the Portfolio's overall gains. Nonetheless, we uncovered a number of individual opportunities that rewarded us with solid results, ultimately tipping the scales in our favor.

We were particularly pleased with our positions in several yield-to-call bonds, which not only boosted the Portfolio's income but also helped cushion it from market volatility. Standouts included cellular telecom firm Price Communications Wireless and British cable operator NTL. Price Communications caters to small cities and rural areas in the southeastern U.S., and by offering new services through its upgraded network, it's rapidly improving cash flow. Meanwhile, NTL is on its way to becoming the largest cable operator in the U.K., offering subscribers a menu of services that include video-on-demand, high-speed Internet access, cable telephony and more.

Another solid performer was SF Holdings Group, a company with equity ownership in Sweetheart Cup and Fonda Group, two manufacturers of disposable food service products. Because of Fonda's success in securing the much-coveted McDonald's restaurant contract and Sweetheart's ability to provide Fonda with the additional production capacity it needed to fulfill the contract, both companies benefited, and our position in parent company SF Holdings appreciated.

Although we were pleased with the Portfolio's overall results, a few of our holdings did not meet our expectations, including Packaged Ice. This company easily dominates the U.S. wholesale ice market and continues to expand its reach through acquisitions. However, during last summer's heat wave, production fell behind, and Packaged Ice was forced to buy ice at a premium so that it could fulfill its fixed-price contracts. Needless to say, the bonds faded during this predicament. But after meeting with management and learning that the company has renegotiated its contracts, we opted to maintain our holding.

Our position in Venetian Casino, a Las Vegas venue, also declined after the company rushed its grand opening. Many of the casino's world-class amenities weren't yet available during the opening, prompting tourists to frequent its competition. However, the entire facility is now fully operational, and bookings have increased considerably, bolstering our confidence in the position.

Going forward, we remain optimistic that our focus on quality high-yield bonds will help us navigate any turbulence in the economy or financial markets. In anticipation of a strong new issuance calendar, we are also carrying a higher cash position into the new year. We plan to put that money to work in compelling investment opportunities, concentrating on well-managed companies with solid U.S.-based cash flows. We'll also selectively add shorter-term positions in yield-to-call bonds, which provide minimal downside risk and a healthy coupon income.

In closing, I'd like to thank you for your continued investment in Janus Aspen High-Yield Portfolio.

Portfolio Profile                December 31, 1999        December 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                  5.1 Yrs.                 5.1 Yrs.
Average Modified Duration*                 3.6 Yrs.                 3.7 Yrs.
30-Day Average Yield
  Institutional Shares**                     9.45%                    8.31%
    Without Reimbursement**                  6.94%                      N/A
  Retirement Shares**                        8.80%                    7.89%
    Without Reimbursement**                  6.32%                      N/A
Average Rating                                  B-                        B
--------------------------------------------------------------------------------
* A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  All returns include reinvested dividends.

(2) Lipper, Inc. defines a high current yield portfolio as "a portfolio that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues." As of December 31, 1999, Janus Aspen High-Yield Portfolio ranked 6/45 for the 3-year period. The ranking is for Institutional Shares and based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                      Janus Aspen Series / December 31, 1999  39

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/96)
  1 Year                                                      6.85%
  From Inception                                              9.83%
--------------------------------------------------------------------------------
Lehman Brothers High-Yield Bond Index
  1 Year                                                      2.39%
  From Inception Date of Institutional Shares                 7.06%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      6.35%
  From Portfolio Inception                                    6.19%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

Note:Performance of the Retirement Shares is lower from the performance shown on this graph for the Institutional Shares, based upon the higher fees paid by shareholders investing in this class.

Performance Overview(1)

Average Annual Total Return
for the periods ended December 31, 1999
One Year, 6.85%
Since 5/1/96,* 9.83%

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen High-Yield Portfolio - Institutional Shares and the Lehman Brothers High-Yield Bond Index. Janus Aspen High-Yield Portfolio - Institutional Shares is represented by a shaded area of green. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1996, through December 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen High-Yield Portfolio
- Institutional Shares ($14,105) as compared to the Lehman Brothers High-Yield Bond Index ($12,840).

Janus Aspen High-Yield Portfolio
- Institutional Shares - $14,105

Lehman Brothers High-Yield
Bond Index - $12,840

*The Portfolio's inception date.
Source - Lipper, Inc. 1999.

(1) All returns reflect reinvested dividends. The Portfolio's securities may differ significantly from the securities in the Index. Index returns do not include taxes or operating expenses necessary to maintain a portfolio consisting of the same securities that are in the Index. These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The adviser voluntarily waives a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total returns for each class would have been lower. Investing in high-yield/high-risk securities may entail greater risk. Past performance does not guarantee future results.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 76.9%

Agricultural Operations - 1.4%
$     23,000    Hines Horticulture, Inc., 11.75%
                  senior subordinated notes, due 10/15/05 ....    $       23,747

Building - Residential and Commercial - 1.4%
      10,000    MDC Holdings, Inc., 8.375%
                  senior notes, due 2/1/08 ...................             9,112
      15,000    Webb (Del E.) Corp., 10.25%
                  senior subordinated notes, due 2/15/10 .....            14,363

                                                                          23,475

Cable Television - 6.4%
      25,000    Avalon Cable of Michigan, Inc., 9.375%
                  senior subordinated notes, due 12/1/08 .....            25,187
      50,000    FrontierVision Holdings L.P., 11.00%
                  senior subordinated notes, due 10/15/06 ....            53,000
      25,000    Fundy Cable, Ltd., 11.00%
                  senior notes, due 11/15/05 .................            27,000

                                                                         105,187

Casino Hotels - 6.7%
      25,000    Majestic Star Casino L.L.C./Capital, 10.875%
                  company guaranteed notes, due 7/1/06 .......            24,312
      30,000    Santa Fe Hotel, Inc., 11.00%
                  first mortgage notes, due 12/15/00 .........            29,475
      30,000    Station Casinos, Inc., 10.125%
                  senior subordinated notes, due 3/15/06 .....            30,675
      30,000    Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes, due 11/15/04 .....            26,175

                                                                         110,637

Cellular Telecommunications - 3.5%
$     20,000    Orange PLC, 8.00%
                  senior notes, due 8/1/08 ...................    $       20,300
      25,000    Price Communications Wireless, Inc., 11.75%
                  senior subordinated notes, due 7/15/07 .....            27,563
      10,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09+ ................            10,275

                                                                          58,138

Computer Services - 4.4%
      30,000    Globix Corp., 13.00%
                  senior notes, due 5/1/05 ...................            30,300
      45,000    Splitrock Services, Inc., 11.75%
                  company guaranteed notes, due 7/15/08 ......            41,738

                                                                          72,038

Containers - Paper and Plastic - 4.2%
      15,000    Packaged Ice, Inc., 9.75%
                  company guaranteed notes, due 2/1/05 .......            13,688
      60,000    SF Holdings Group, Inc., zero coupon
                  senior discount notes, due 3/15/08 .........            33,975
      20,000    Stone Container Corp., 10.75%
                  first mortgage notes, due 10/1/02 ..........            20,550

                                                                          68,213

Distribution and Wholesale - 1.2%
      20,000    Core-Mark International, Inc., 11.375%
                  senior subordinated notes, due 9/15/03 .....            19,000

Diversified Operations - 3.2%
      50,000    Pac-West Telecomm, Inc., 13.50%
                  senior notes, due 2/1/09 ...................            51,875

See Notes to Schedules of Investments.

40  Janus Aspen Series / December 31, 1999

Shares or Principal Amount                                          Market Value
================================================================================
Fiber Optics - 1.0%
$     15,000    NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 ..................    $       16,013

Food - Retail - 1.1%
      15,000    Carrols Corp., 9.50%
                  company guaranteed notes, due 12/1/08 ......            13,762
       5,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ..................             5,013

                                                                          18,775

Gambling - Non-Hotel Casinos - 3.1%
      50,000    Louisiana Casino Cruises, Inc., 11.00%
                  notes, due 12/1/05 .........................            51,375

Home Decorating Products - 0.6%
      15,000    Frank's Nursery & Crafts, Inc., 10.25%
                  senior subordinated notes, due 3/1/08 ......            10,162

Internet Software - 1.9%
      15,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 ...................            15,562
      15,000    PSINet, Inc., 11.00%
                  senior notes, due 8/1/09 ...................            15,488

                                                                          31,050

Leisure, Recreation and Gaming - 1.8%
      40,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......            29,100

Music/Clubs - 1.4%
      25,000    SFX Entertainment, Inc., 9.125%
                  company guaranteed notes, due 2/1/08 .......            23,625

Radio - 1.6%
      25,000    Cumulus Media, Inc., 10.375%
                  company guaranteed notes, due 7/1/08 .......            25,937

Real Estate Investment and Management - 2.4%
      40,000    LNR Property Corp., 10.50%
                  senior subordinated notes, due 1/15/09 .....            39,550

Retail - Restaurants - 1.5%
      25,000    Perkins Family Restaurant L.P., 10.125%
                  senior notes, due 12/15/07 .................            25,188

Telecommunication Equipment - 0.6%
      10,000    Covad Communications Group, Inc., 12.50%
                  senior notes, due 2/15/09 ..................            10,400

Telecommunication Services - 16.1%
      30,000    Alaska Communications Systems, Inc., 9.375%
                  company guaranteed notes, due 5/15/09 ......            29,025
      15,000    CapRock Communications Corp., 11.50%
                  senior notes, due 5/1/09 ...................            15,412
      25,000    Cencall Communications Corp., 10.125%
                  senior discount notes, due 1/15/04 .........            25,781
      50,000    Galaxy Telecom L.P., 12.375%
                  senior subordinated notes, due 10/1/05 .....            53,125
      20,000    Global Crossing Holding, Ltd., 9.625%
                  company guaranteed notes, due 5/15/08 ......            19,900
      40,000    ITC DeltaCom, Inc., 11.00%
                  senior notes, due 6/1/07 ...................            42,400
      30,000    NTL, Inc., 12.75%
                  senior notes, due 4/15/05 ..................            30,112
      20,000    Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 ..................            21,350
      25,000    Worldwide Fiber, Inc., 12.00%
                  senior notes, due 8/1/09+ ..................            26,000

                                                                         263,105

Telephone - Long Distance - 0.7%
$     10,000    Qwest Communications International, Inc.
                  10.875%, senior notes, due 4/1/07 ..........    $       11,075

Television - 1.6%
      25,000    Pegasus Communications Corp., 12.50%
                  senior subordinated notes, due 8/1/07+ .....            27,250

Textile - Products - 0.6%
      10,000    Collins & Aikman Floorcovering, Inc., 10.00%
                  senior subordinated notes, due 1/15/07 .....             9,800

Transportation - Services - 2.9%
      17,000    Atlantic Express Transportation Corp., 10.75%
                  company guaranteed notes, due 2/1/04 .......            16,532
      30,000    RailWorks Corp., 11.50%
                  company guaranteed notes, due 4/15/09 ......            30,375

                                                                          46,907

Wire and Cable Products - 1.3%
      20,000    International Wire Group, Inc., 11.75%
                  senior subordinated notes, due 6/1/05 ......            20,650

Wireless Equipment - 4.3%
                Nextel Communications, Inc.:
      45,000      9.75%, senior discount notes, due 8/15/04 ..            46,463
      25,000      9.375%, senior notes, due 11/15/09+ ........            24,563

                                                                          71,026
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,295,747) ......................         1,263,298
--------------------------------------------------------------------------------
Common Stock - 0%
Containers - Paper and Plastic - 0%
          12    SF Holdings Group, Inc.+ (cost $0) ...........                 0
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Radio - 0.7%
          11    Cumulus Media, Inc. - Series A, 13.75%
                  (cost $12,176) .............................            12,128
--------------------------------------------------------------------------------
Warrants - 0.7%
Internet Software - 0.7%
          38    Bell Technology Group, Ltd. - expires 5/1/05*
                  (cost $0) ..................................            11,258
--------------------------------------------------------------------------------
Repurchase Agreement - 19.2%
$    315,000    Deutsche Bank Securities, Inc., 4.55%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $315,119 collateralized
                  by $82,343 in Fannie Mae, 4.005%-
                  7.00%, 11/18/15-5/25/29; $345,310 in
                  Freddie Mac, 0%-7.3262%, 12/15/12-
                  4/1/29; with respective values of $59,665
                  and $261,635 (cost $315,000) ...............           315,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,622,923) - 97.5% ............         1,601,684
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%             30,290
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $    1,631,974
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  41

Janus | Aspen Money Market Portfolio

[PHOTO]
Sharon Pichler
portfolio manager

For the 12 months ended December 31, 1999, Janus Aspen Money Market Portfolio returned 4.98% for its Institutional Shares and 4.45% for its Retirement Shares.(1) The seven-day current yield for this same period was 5.70% and 5.20% for the Institutional Shares and Retirement Shares, respectively. The Portfolio's strong performance earned it a top-quartile ranking, placing it 14th out of 101 U.S. money market portfolios tracked by Lipper, Inc., a leading mutual fund rating company.(2)

The U.S. stock market continued to make headlines, gaining altitude to the extent that, by year-end, it had surpassed its previous highs. This had the obvious effect of increasing investors' preference for stocks over other investment alternatives. It also gave the Federal Reserve further impetus to raise short-term interest rates, which it did in June, August and again in November, attempting to keep a lid on inflation. Other factors contributing to the Fed's preventive measures were tight labor markets, a weak dollar and higher-trending prices for oil and other raw materials. Needless to say, rising interest rates were the biggest factors influencing money markets.

To a lesser degree, anxiety related to the Y2K transition and potential liquidity concerns also added to volatility in the money markets. However, what was anticipated to be "the most significant event of the year" turned out to be a nonevent and fund flows remained fairly normal through year-end.

Nonetheless, in an attempt to cushion the Portfolio from any unusual market turbulence, we increased our cash holdings. This strategy also allowed us to take advantage of buying opportunities in the three- to four-month maturity range created by distortions in the interest rate environment. These relatively longer-term securities will likely mature prior to further Fed action and therefore will not prevent us from reinvesting at higher yields.

Going forward, we will continue to keep a close eye on interest rates. At this writing, inflation fears and the "wealth effect" - a sense of wealth created by higher stock prices - both seem to have the Fed leaning toward future rate increases. That said, the Portfolio will remain liquid, which should help cushion performance from the risk of higher rates, while giving us the flexibility to respond to changing market conditions.

In closing, we'd like to thank you for your continued investment and confidence in Janus Aspen Money Market Portfolio.

Average Annual Total Return(1)
For the Periods Ended December 31, 1999
--------------------------------------------------------------------------------
Institutional Shares (Inception Date 5/1/95)
  1 Year                                                      4.98%
  From Inception                                              5.18%
--------------------------------------------------------------------------------
Retirement Shares (Inception Date 5/1/97)
  1 Year                                                      4.45%
  From Portfolio Inception                                    4.37%
--------------------------------------------------------------------------------
Returns shown for Retirement Shares for periods prior to their inception are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Retirement Shares.

(1)  All returns reflect reinvested dividends.

(2) Lipper, Inc. defines a U.S. money market portfolio as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of December 31, 1999, Janus Aspen Money Market Portfolio ranked 22/90 of U.S. money market funds for the 3-year period. The ranking is for Institutional Shares.

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance does not guarantee future results.

42  Janus Aspen Series / December 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Taxable Variable Rate Demand Notes - 32.7%
$  1,475,000    Arapahoe County, Colorado Industrial
                  Development Revenue, (Cottrell)
                  Series B, 5.95%, 10/1/19 ...................    $    1,475,000
   2,300,000    Asset Partners, Inc.
                  5.95%, 11/1/27 .............................         2,300,000
   3,200,000    Breckenridge Terrace L.L.C.
                  5.8775%, 5/1/39 ............................         3,200,000
     335,000    Chicago, Illinois Industrial Development
                  Revenue, (BTI, Inc. Project)
                  Series B, 5.98%, 9/1/273 ...................            35,000
   1,000,000    Colorado Housing and Finance Authority
                  Economic Development Revenue
                  (White Wave, Inc. Project), Series B
                  5.85%, 10/1/18 .............................         1,000,000
     470,000    Fort Wright, Kentucky Industrial Building
                  Revenue, (Wellels Properties)
                  6.50%, 6/1/19 ..............................           470,000
     285,000    Fresno, California Multi-Family Housing
                  Revenue, (Sunrise Fresno), Series B
                  6.25%, 12/1/26 .............................           285,000
     900,000    Industrial Dimensions, Inc.
                  6.50%, 1/1/14 ..............................           900,000
   3,400,000    Lee County, Florida Industrial Development
                  Authority Health Care Facilities Revenue
                  (Bonita Community), Series B
                  6.50%, 12/1/29 .............................         3,400,000
   1,200,000    Michigan City Industrial Economic
                  Development Revenue, (Cons Biscuit
                  Co. Project), 6.50%, 10/1/13 ...............         1,200,000
     110,000    Michigan State Strategic Fund Limited
                  Obligation Revenue, (Wade Trim Group)
                  5.70%, 12/1/16 .............................           110,000
   5,200,000    Montgomery, Alabama Industrial Development
                  Board Revenue, (Jenkins Brick Co.)
                  Series A, 6.08%, 9/1/14 ....................         5,200,000
     480,000    Neill-Lavielle Supply Co.
                  6.50%, 5/1/08 ..............................           480,000
   1,675,000    Phoenix, Illinois Realty Special Account
                  Multi-Family Revenue, (Brightons Mark)
                  6.00%, 4/1/20 ..............................         1,675,000
   1,000,000    Washington, Missouri Industrial Development
                  Authority Revenue, (Pauwels Project)
                  5.95%, 12/1/19 .............................         1,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $23,030,000) ..        23,030,000
--------------------------------------------------------------------------------
Floating Rate Notes - 29.3%
   2,000,000    American Express Centurion Bank
                  5.70%, 4/27/00 .............................         2,000,000
   2,000,000    Bankers Trust Company, New York
                  5.70%, 5/15/00 .............................         1,999,707
   2,000,000    Bayerische Landesbank, New York
                  5.75%, 8/2/00 ..............................         1,999,408
   2,000,000    Comerica Bank, Detroit
                  5.66%, 6/12/00 .............................         1,999,564
     650,000    First National Bank, Chicago
                  5.63%, 4/13/00 .............................           649,686
   2,000,000    General Motors Acceptance Mortgage Corp.
                  5.76%, 3/14/00 .............................         2,000,039
   2,000,000    Homeside Lending, Inc.
                  6.2712%, 8/16/00 ...........................         2,000,000
   2,000,000    Medical Properties, Inc.
                  7.00%, 12/22/24 ............................         2,000,000
Floating Rate Notes - (continued)
$  2,000,000    National Bank of Commerce
                  6.5112%, 7/18/00 ...........................    $    1,998,925
   2,000,000    Norwest Financial, Inc.
                  5.675%, 7/7/00 .............................         1,999,546
   2,000,000    SouthTrust Bank N.A.
                  5.64%, 5/17/00 .............................         1,999,559
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $20,646,434) .................        20,646,434
--------------------------------------------------------------------------------
Certificates of Deposit - 19.9%
   2,000,000    Barclays Bank PLC
                  5.90%, 10/2/00 .............................         1,997,755
   2,000,000    Commerzbank A.G., New York
                  5.09%, 4/12/00 .............................         1,999,326
   1,000,000    Compagnie Fananciere
                  6.39%, 12/20/00 ............................           999,908
   2,000,000    Merita Bank, Ltd., New York
                  6.17%, 1/21/00 .............................         2,000,000
   2,000,000    National Bank of Canada, New York
                  5.61%, 6/12/00 .............................         1,999,657
   1,000,000    Regions Bank
                  6.09%, 10/10/00 ............................           999,556
   1,000,000    Royal Bank of Canada, New York
                  5.12%, 3/21/00 .............................           999,869
   2,000,000    Skandinaviska Enskilda Banken
                  5.96%, 8/10/00 .............................         1,999,535
   1,000,000    Svenska Handelsbanken, New York
                  5.22%, 5/10/00 .............................           999,829
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $13,995,435) .............        13,995,435
--------------------------------------------------------------------------------
Put Bond - 3.9%
   2,765,000    Aurora, Colorado Centertech Metropolitan
                  District, Series B, 6.65%, 12/1/00+
                  (cost $2,765,000) ..........................         2,765,000
--------------------------------------------------------------------------------
Repurchase Agreement - 15.6%
  11,000,000    Morgan Stanley Dean Witter & Co., 5.25%
                  dated 12/31/99, maturing 1/3/00, to be
                  repurchased at $11,004,813 collateralized
                  by $794,346 in Fannie Mae, 6.00% - 9.50%,
                  5/25/06-3/25/23; $15,430,314 in Freddie
                  Mac, 0%-8.50%, 4/15/03- 11/15/29;
                  $966,842 in Ginnie Mae, 5.7437%-5.80%,
                  7/16/22-2/16/26; with respective values
                  of $770,359, $9,567,340, and $922,446
                  (cost $11,000,000) .........................        11,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $71,436,869) - 101.4% ..........        71,436,869
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.4%)      (1,018,143)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $   70,418,726
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                      Janus Aspen Series / December 31, 1999  43

Statements of | Operations

                                                                                          Janus Aspen    Janus Aspen
                                                                           Janus Aspen    Aggressive       Capital
For the fiscal year ended  December 31, 1999                                 Growth         Growth      Appreciation
(all numbers in thousands)                                                  Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                 $    11,575    $     1,877    $     3,096
  Dividends                                                                      5,664            966            720
  Foreign tax withheld                                                            (61)            (6)           (10)
--------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                         17,178          2,837          3,806
--------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                 11,643         10,081          1,716
  Transfer agent expenses                                                            1              2              1
  Registration fees                                                                 91             75             51
  System fees                                                                       20             22             14
  Custodian fees                                                                   149            130             32
  Insurance expense                                                                  6              6             --
  Audit fees                                                                        14             17             13
  Distribution fees - Retirement Shares                                             31             24             11
  Administrative fees - Retirement Shares                                           31             24             11
  Other expenses                                                                     8             10              3
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                  11,994         10,391          1,852
--------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                           (25)           (31)            (3)
--------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                    11,969         10,360          1,849
--------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                        --             --             --
--------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                                11,969         10,360          1,849
--------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                     5,209        (7,523)          1,957
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                        155,387        392,442          3,659
  Net realized gain/(loss) from foreign currency transactions                     (28)            354             --
  Net realized gain/(loss) from futures contracts                                   --             --             --
  Change in net unrealized appreciation or
    depreciation of investments and foreign currency                           582,872      1,148,333        169,996
--------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                                 738,231      1,541,129        173,655
--------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $   743,440    $ 1,533,606    $   175,612
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

44  Janus Aspen Series / December 31, 1999

 Janus Aspen   Janus Aspen                   Janus Aspen    Janus Aspen    Janus Aspen
International   Worldwide     Janus Aspen      Equity       Growth and      Flexible      Janus Aspen    Janus Aspen
  Growth         Growth        Balanced        Income         Income         Income       High-Yield    Money Market
 Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------

$     1,680    $    13,844    $    48,392    $        98    $       379    $    12,342    $       230    $     2,956
      3,031         24,223          8,855            133            118            124              2             --
      (316)        (2,468)           (35)            (1)             --             --             --             --
--------------------------------------------------------------------------------------------------------------------
      4,395         35,599         57,212            230            497         12,466            232          2,956
--------------------------------------------------------------------------------------------------------------------

      2,829         25,509         10,805            106            202          1,051             18            138
          2              3             --              1              1              1              1              3
         61            170             76             43             53             52             48             60
         18             21             21              8             12             15             13             15
        355          1,840            152             30             47             38             25              5
          1             12              4             --             --              1             --             --
         12             19             15              9              5             12             12             15
          9            123             71             --              5             --             --             --
          9            123             71             --              5             --             --             --
         11             52              9              3              3              2              4              3
--------------------------------------------------------------------------------------------------------------------
      3,307         27,872         11,224            200            333          1,172            121            239
--------------------------------------------------------------------------------------------------------------------
        (5)           (23)           (24)             --            (1)            (6)             --             --
--------------------------------------------------------------------------------------------------------------------
      3,302         27,849         11,200            200            332          1,166            121            239
--------------------------------------------------------------------------------------------------------------------
         --             --             --           (15)             --             --           (96)             --
--------------------------------------------------------------------------------------------------------------------
      3,302         27,849         11,200            185            332          1,166             25            239
--------------------------------------------------------------------------------------------------------------------
      1,093          7,750         46,012             45            165         11,300            207          2,717
--------------------------------------------------------------------------------------------------------------------

     10,284        194,017        181,255          2,283          2,395        (3,573)          (113)              3
    (1,431)        (8,011)          (739)            (4)             --          (176)             --             --
        522          4,995             --             --             --            411             --             --

    333,771      2,184,175        185,339          2,881         22,577        (5,120)             55             --
--------------------------------------------------------------------------------------------------------------------
    343,146      2,375,176        365,855          5,160         24,972        (8,458)           (58)              3
--------------------------------------------------------------------------------------------------------------------
$   344,239    $ 2,382,926    $   411,867    $     5,205    $    25,137    $     2,842    $       149    $     2,720
--------------------------------------------------------------------------------------------------------------------

                                      Janus Aspen Series / December 31, 1999  45

Statements of | Assets & Liabilities

                                                                                     Janus Aspen   Janus Aspen
                                                                       Janus Aspen   Aggressive      Capital
As of December 31, 1999 (all numbers in thousands                        Growth        Growth      Appreciation
except net asset value per share)                                       Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $ 2,100,829   $ 1,977,940   $   458,531

  Investments at value:                                                $ 3,004,872   $ 3,373,868   $   648,699
    Cash                                                                       154           156           198
    Receivables:
      Investments sold                                                       3,705           133            --
      Portfolio shares sold                                                  7,357         9,049         2,983
      Dividends                                                                475            14            67
      Interest                                                                 275            10            17
    Other assets                                                                 2             2             1
    Variation margin                                                            --            --            --
  Forward currency contracts                                                   160            --            --
--------------------------------------------------------------------------------------------------------------
Total Assets                                                             3,017,000     3,383,232       651,965
--------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                   12,576            --            --
    Portfolio shares repurchased                                               827        13,928         1,491
    Advisory fees                                                            1,538         1,695           311
  Accrued expenses                                                              76            62            23

  Due to Advisor                                                                --            --            --
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                                           15,017        15,685         1,825
--------------------------------------------------------------------------------------------------------------
Net Assets                                                             $ 3,001,983   $ 3,367,547   $   650,140
--------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                      $ 2,942,649   $ 3,319,619   $   626,611
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)        87,457        55,608        18,894
--------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                            $     33.65   $     59.70   $     33.17
--------------------------------------------------------------------------------------------------------------
Net Assets - Retirement Shares                                         $    59,334   $    47,928   $    23,529
  Shares Outstanding, $0.001 Par Value (unlimited shares authorized)         1,765           814           713
--------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share                                            $     33.63   $     58.91   $     33.00
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

46  Janus Aspen Series / December 31, 1999

 Janus Aspen    Janus Aspen                Janus Aspen   Janus Aspen   Janus Aspen
International   Worldwide    Janus Aspen     Equity      Growth and     Flexible     Janus Aspen   Janus Aspen
   Growth        Growth       Balanced       Income        Income        Income       High-Yield   Money Market
  Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------

 $   431,246   $ 3,661,297   $ 2,052,853   $    13,988   $    68,727   $   189,696   $     1,623   $    71,437

 $   819,808   $ 6,610,142   $ 2,432,313   $    19,243   $    92,309   $   186,090   $     1,602   $    71,437
         937         2,854         6,934            77           176           461            --            23
       3,263        34,817        59,675           320           495         1,912             1            --
       4,557        29,544         7,520             1           819           306            --         1,263
         594         3,883         1,008             8            17            --            --            --
           9            51        20,235            35            35         3,603            35           638
           2             5             1            --            --            --             2            --
          --            --            --            --            --           115            --            --
         897         8,689           504             3            --           459            --            --
--------------------------------------------------------------------------------------------------------------
     830,067     6,689,985     2,528,190        19,687        93,851       192,946         1,640        73,361
--------------------------------------------------------------------------------------------------------------
         790         4,144        19,153           172         1,950         4,994            --            --
       1,445        11,097           969            48           379           321            --         2,908
         404         3,333         1,335            11            45           103            --            14
          50           239            56            10            15             5             8            20

          --            --            --             7            --            --            --            --
--------------------------------------------------------------------------------------------------------------
       2,689        18,813        21,513           248         2,389         5,423             8         2,942
--------------------------------------------------------------------------------------------------------------
 $   827,378   $ 6,671,172   $ 2,506,677   $    19,439   $    91,462   $   187,523   $     1,632   $    70,419
--------------------------------------------------------------------------------------------------------------
 $   810,392   $ 6,496,773   $ 2,453,079   $    18,975   $    84,480   $   186,681   $     1,620   $    69,266
      20,955       136,049        87,880           695         4,067        16,357           155        69,266
--------------------------------------------------------------------------------------------------------------
 $     38.67   $     47.75   $     27.91   $     27.32   $     20.77   $     11.41   $     10.45   $      1.00
--------------------------------------------------------------------------------------------------------------
 $    16,986   $   174,399   $    53,598   $       464   $     6,982   $       842   $        12   $     1,153
         441         3,667         1,912            17           338            72             1         1,153
--------------------------------------------------------------------------------------------------------------
 $     38.56   $     47.56   $     28.04   $     27.07   $     20.68   $     11.72   $     10.67   $      1.00
--------------------------------------------------------------------------------------------------------------

                                      Janus Aspen Series / December 31, 1999  47

Statements of | Changes in Net Assets

                                                            Janus Aspen               Janus Aspen               Janus Aspen
                                                              Growth               Aggressive Growth        Capital Appreciation
For the fiscal year or period ended December 31              Portfolio                 Portfolio                 Portfolio
(all numbers in thousands)                               1999         1998         1999         1998         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                        $    5,209   $    2,061   $  (7,523)   $  (2,059)   $    1,957   $       70
  Net realized gain/(loss) from
    investment transactions                              155,359        9,731      392,796       62,166        3,659      (3,801)
  Change in unrealized net appreciation or
    depreciation of investments and foreign currency     582,872      246,903    1,148,333      133,925      169,996       19,907
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations     743,440      258,695    1,533,606      194,032      175,612       16,176
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                 (4,543)      (1,969)           --           --      (1,635)         (40)
  Net realized gain from investment transactions*        (9,036)     (48,597)     (52,162)           --           --           --
  Distributions (in excess of realized gains)*                --           --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions           (13,579)     (50,566)     (52,162)           --      (1,635)         (40)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                               1,298,997      375,818    1,695,094      388,732      425,454       78,521
    Retirement Shares                                     52,393            2       34,652           --       21,310           --
  Reinvested dividends and distributions
    Institutional Shares                                  13,566       50,565       52,029           --        1,635           40
    Retirement Shares                                         13            1          133           --           --           --
  Shares repurchased
    Institutional Shares                               (194,056)    (139,241)    (665,828)    (318,015)     (44,052)     (27,336)
    Retirement Shares                                    (2,358)           --      (2,937)           --      (2,391)           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                           1,168,555      287,145    1,113,143       70,717      401,956       51,225
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                  1,898,416      495,274    2,594,587      264,749      575,933       67,361
Net Assets:
  Beginning of period                                  1,103,567      608,293      772,960      508,211       74,207        6,846
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                       $3,001,983   $1,103,567   $3,367,547   $  772,960   $  650,140   $   74,207
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*            $1,941,557   $  773,002   $1,588,397   $  475,254   $  459,904   $   57,948
  Undistributed net investment income/(loss)*                864          210          (2)          (6)          356           34
  Undistributed net realized gain/
    (loss) from investments*                             155,363        9,028      383,226       50,119        (288)      (3,947)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                  904,199      321,327    1,395,926      247,593      190,168       20,172
                                                      $3,001,983   $1,103,567   $3,367,547   $  772,960   $  650,140   $   74,207
Transactions in Portfolio Shares -
 Institutional Shares
  Shares sold                                             47,425       18,605       45,266       17,430       16,966        4,982
  Reinvested dividends and distributions                     486        2,441        1,555           --           55            2
---------------------------------------------------------------------------------------------------------------------------------
Total                                                     47,911       21,046       46,821       17,430       17,021        4,984
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                       (7,339)      (7,082)     (19,177)     (14,193)      (1,847)      (1,805)
Net Increase/(Decrease) in Portfolio Shares               40,572       13,964       27,644        3,237       15,174        3,179
Shares Outstanding, Beginning of Period                   46,885       32,921       27,964       24,727        3,720          541
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         87,457       46,885       55,608       27,964       18,894        3,720
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares -
 Retirement Shares(2)
  Shares sold                                          1,844,663           79      872,484           --      805,168           --
  Reinvested dividends and distributions                     475           40        4,023           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                  1,845,138          119      876,507           --      805,168           --
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                      (81,361)           --     (63,544)           --     (93,123)           --
Net Increase/(Decrease) in Portfolio Shares            1,763,777          119      812,963           --      712,045           --
Shares Outstanding, Beginning of Period                      754          635          620          620        1,000        1,000
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      1,764,531          754      813,583          620      713,045        1,000
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                             $1,792,760   $  747,926   $2,594,856   $  795,996   $  380,037   $   65,706
  Proceeds from sales of securities                      845,225      531,213    1,580,979      747,773      105,924       20,828
  Purchases of long-term
    U.S. government obligations                               --           --           --           --           --           --
  Proceeds from sales of long-term
    U.S. government obligations                               --           --           --           --           --           --

*See Note 3 in Notes to Financial Statements.

(1)  Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

48  Janus Aspen Series / December 31, 1999

     Janus Aspen            Janus Aspen            Janus Aspen        Janus Aspen        Janus Aspen         Janus Aspen
International Growth      Worldwide Growth          Balanced         Equity Income     Growth and Income   Flexible Income
      Portfolio              Portfolio              Portfolio          Portfolio          Portfolio           Portfolio
  1999        1998       1999        1998        1999       1998     1999     1998      1999    1998(1)    1999      1998
---------------------------------------------------------------------------------------------------------------------------
$   1,093  $   1,703  $    7,750  $   14,085  $   46,012  $ 13,428  $    45  $    10  $    165  $    13  $ 11,300  $  5,513

    9,375   (14,669)     191,001    (60,752)     180,516     (989)    2,279       65     2,395    (119)   (3,338)       964

  333,771     43,585   2,184,175     569,104     185,339   174,276    2,881    2,297    22,577     1005   (5,120)       680
---------------------------------------------------------------------------------------------------------------------------
  344,239     30,619   2,382,926     522,437     411,867   186,715    5,205    2,372    25,137      899     2,842     7,157
---------------------------------------------------------------------------------------------------------------------------

  (1,019)    (1,573)     (6,818)    (15,228)    (42,435)  (13,267)     (38)      (9)     (137)     (11)  (11,043)   (5,587)
       --         --          --          --          --  (12,240)     (59)     (74)        --       --     (977)     (704)
       --    (3,097)          --    (69,710)          --     (987)       --       --        --       --        --        --
---------------------------------------------------------------------------------------------------------------------------
  (1,019)    (4,670)     (6,818)    (84,938)    (42,435)  (26,494)     (97)     (83)     (137)     (11)  (12,020)   (6,291)
---------------------------------------------------------------------------------------------------------------------------


  438,134    265,075   2,167,550   1,208,930   1,279,277   390,880    9,006    6,139    59,997    6,714    92,026    84,767
   12,225          4     137,824       5,082      34,954    15,037      382       --     6,207       10       872        --

    1,018      4,670       6,818      84,904      41,850    26,417       97       83       137       11    12,003     6,290
        1         --          --          34         585        77       --       --        --       --        17         1

(277,609)  (145,673)   (898,433)   (417,023)   (112,729)  (54,219)  (4,176)  (2,534)   (5,500)  (1,198)  (37,764)  (16,439)
    (738)         --    (14,907)       (165)     (6,449)   (1,077)     (15)       --     (804)       --      (47)        --
---------------------------------------------------------------------------------------------------------------------------

  173,031    124,076   1,398,852     881,762   1,237,488   377,115    5,294    3,688    60,037    5,537    67,107    74,619
---------------------------------------------------------------------------------------------------------------------------
  516,251    150,025   3,774,960   1,319,261   1,606,920   537,336   10,402    5,977    85,037    6,425    57,929    75,485

  311,127    161,102   2,896,212   1,576,951     899,757   362,421    9,037    3,060     6,425       --   129,594    54,109
---------------------------------------------------------------------------------------------------------------------------
$ 827,378  $ 311,127  $6,671,172  $2,896,212  $2,506,677  $899,757  $19,439  $ 9,037  $ 91,462  $ 6,425  $187,523  $129,594
---------------------------------------------------------------------------------------------------------------------------

$ 446,243  $ 273,222  $3,608,193  $2,209,339  $1,943,324  $705,836  $11,892  $ 6,596  $ 65,574  $ 5,537  $193,256  $126,149
      169        114       1,072         400       4,104       527       11        5        30        2       392       169

  (8,482)   (17,886)     104,470    (86,790)     179,294   (1,222)    2,278       59     2,276    (119)   (3,384)       897

  389,448     55,677   2,957,437     773,263     379,955   194,616    5,258    2,377    23,582    1,005   (2,741)     2,379
$ 827,378  $ 311,127  $6,671,172  $2,896,212  $2,506,677  $899,757  $19,439  $ 9,037  $ 91,462  $ 6,425  $187,523  $129,594


   17,341     12,915      62,563      44,980      51,595    20,067      405      399     3,889      655     7,752     6,992
       44        212         209       2,966       1,581     1,279        4        5         7        1     1,047       525
---------------------------------------------------------------------------------------------------------------------------
   17,385     13,127      62,772      47,946      53,176    21,346      409      404     3,896      656     8,799     7,517
---------------------------------------------------------------------------------------------------------------------------
 (11,053)    (7,220)    (26,096)    (15,979)     (4,522)   (2,871)    (179)    (165)     (365)    (120)   (3,192)   (1,360)
    6,332      5,907      36,676      31,967      48,654    18,475      230      239     3,531      536     5,607     6,157
   14,623      8,716      99,373      67,406      39,226    20,751      465      226       536       --    10,750     4,593
---------------------------------------------------------------------------------------------------------------------------
   20,955     14,623     136,049      99,373      87,880    39,226      695      465     4,067      536    16,357    10,750
---------------------------------------------------------------------------------------------------------------------------


  466,618        201   3,868,907     188,749   1,385,492   815,403   16,783       --   392,132    1,000    73,392        --
       40          8          --       1,188      22,009     3,415        5       13        --       --     1,470        57
---------------------------------------------------------------------------------------------------------------------------
  466,658        209   3,868,907     189,937   1,407,501   818,818   16,788       13   392,132    1,000    74,862        57
---------------------------------------------------------------------------------------------------------------------------
 (26,923)         --   (403,114)     (6,322)   (259,945)  (55,344)    (662)       --  (55,446)       --   (4,008)        --
  439,735        209   3,465,793     183,615   1,147,556   763,474   16,126       13   336,686    1,000    70,854        57
      808        599     200,866      17,251     764,143       669    1,013    1,000     1,000       --       989       932
---------------------------------------------------------------------------------------------------------------------------
  440,543        808   3,666,659     200,866   1,911,699   764,143   17,139    1,013   337,686    1,000    71,843       989
---------------------------------------------------------------------------------------------------------------------------


$ 446,784  $ 295,506  $3,549,960  $2,082,135  $2,132,273  $608,627  $20,547  $ 7,825  $ 60,532  $ 5,637  $203,810  $140,772
$ 325,107    194,200   2,490,945   1,556,004   1,209,464   284,350   16,287    4,252    15,498    1,126   134,399    93,382

       --         --          --          --     479,559    76,402       --       --        --       --    21,790    37,749

       --         --          --          --     199,818    87,965       --       --        --       --    35,724    19,499

(2) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.

                                      Janus Aspen Series / December 31, 1999  49

                                                                   Janus Aspen                     Janus Aspen
                                                                   High-Yield                      Money Market
For the fiscal year or period ended December 31                     Portfolio                       Portfolio
(all numbers in thousands)                                    1999            1998            1999            1998
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                             $       207     $       255     $     2,717     $     1,650
  Net realized gain/(loss) from investment transactions           (113)            (51)              3              --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                             55            (141)             --              --
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               149              63           2,720           1,650
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                          (209)           (257)         (2,717)         (1,650)
  Net realized gain from investment transactions*                   --             (15)             (3)             --
  Distributions (in excess of realized gains)*                      --             (51)             --              --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (209)           (323)         (2,720)         (1,650)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                         1,725           4,244         211,038         132,432
    Retirement Shares                                               --              --           1,225              --
  Reinvested dividends and distributions
    Institutional Shares                                           208             322           2,713           1,650
    Retirement Shares                                                1               1               7              --
  Shares repurchased
    Institutional Shares                                        (3,230)         (4,244)       (183,175)       (110,765)
    Retirement Shares                                               --              --             (90)             --
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         (1,296)            323          31,718          23,317
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           (1,356)             63          31,718          23,317
Net Assets:
  Beginning of period                                            2,988           2,925          38,701          15,384
----------------------------------------------------------------------------------------------------------------------
  End of period                                            $     1,632     $     2,988     $    70,419     $    38,701
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $     1,811     $     3,106     $    70,419     $    38,701
  Undistributed net investment income/(loss)*                        6               8              --              --
  Undistributed net realized gain/
    (loss) from investments*                                      (164)            (50)             --              --
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                            (21)            (76)             --              --
                                                           $     1,632     $     2,988     $    70,419     $    38,701
Transactions in Portfolio Shares -
 Institutional Shares
  Shares sold                                                      156             356         211,038         132,432
  Reinvested dividends and distributions                            20              28           2,713           1,650
----------------------------------------------------------------------------------------------------------------------
Total                                                              176             384         213,751         134,082
----------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                (295)           (357)      (183,175)       (110,766)
Net Increase/(Decrease) in Portfolio Shares                       (119)             27          30,576          23,316
Shares Outstanding, Beginning of Period                            274             247          38,690          15,374
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                  155             274          69,266          38,690
----------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares -
 Retirement Shares(1)
  Shares sold                                                       --              --       1,224,357              --
  Reinvested dividends and distributions                            83              89           7,522             496
----------------------------------------------------------------------------------------------------------------------
Total                                                               83              89       1,231,879             496
----------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                  --              --        (89,650)              --
Net Increase/(Decrease) in Portfolio Shares                         83              89       1,142,229             496
Shares Outstanding, Beginning of Period                          1,039             950          10,802          10,306
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                1,122           1,039       1,153,031          10,802
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                  $    12,244     $     8,323              --              --
  Proceeds from sales of securities                             13,089           9,612              --              --
  Purchases of long-term U.S. government obligations                50             640              --              --
  Proceeds from sales of long-term
    U.S. government obligations                                    148             536              --              --

*See Note 3 in Notes to Financial Statements.

(1) Transactions in Portfolio Shares - Retirement Shares numbers are not in thousands.

See Notes to Financial Statements.

50  Janus Aspen Series / December 31, 1999

                                   Financial | Highlights - Institutional Shares

For a share outstanding throughout,                                               Janus Aspen Growth Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    23.54     $    18.48     $    15.51     $    13.45     $    10.57
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .07            .05            .15            .17            .28
  Net gains/(losses) on securities
    (both realized and unrealized)                                10.24           6.36           3.34           2.29           2.90
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  10.31           6.41           3.49           2.46           3.18
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.06)          (.05)          (.15)          (.17)          (.30)
  Distributions (from capital gains)                              (.14)         (1.30)          (.37)          (.23)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.20)         (1.35)          (.52)          (.40)          (.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    33.65     $    23.54     $    18.48     $    15.51     $    13.45
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     43.98%         35.66%         22.75%         18.45%         30.17%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $2,942,649     $1,103,549     $  608,281     $  325,789     $  126,911
Average Net Assets for the Period (in thousands)             $1,775,373     $  789,454     $  477,914     $  216,125     $   77,344
Ratio of Gross Expenses to Average Net Assets(1)                  0.67%          0.68%          0.70%          0.69%          0.78%
Ratio of Net Expenses to Average Net Assets(1)                    0.67%          0.68%          0.69%          0.69%          0.76%
Ratio of Net Investment Income to Average Net Assets              0.30%          0.26%          0.91%          1.39%          1.24%
Portfolio Turnover Rate                                             53%            73%           122%            87%           185%

For a share outstanding throughout                                          Janus Aspen Aggressive Growth Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    27.64     $    20.55     $    18.24     $    17.08     $    13.62
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       --             --             --             --            .24
  Net gains/(losses) on securities
    (both realized and unrealized)                                33.46           7.09           2.31           1.36           3.47
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  33.46           7.09           2.31           1.36           3.71
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                             --             --             --             --          (.25)
  Distributions (from capital gains)                             (1.40)             --             --          (.19)             --
  Tax return of capital                                              --             --             --          (.01)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.40)             --             --          (.20)          (.25)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    59.70     $    27.64     $    20.55     $    18.24     $    17.08
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    125.40%         34.26%         12.66%          7.95%         27.48%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $3,319,619     $  772,943     $  508,198     $  383,693     $  185,911
Average Net Assets for the Period (in thousands)             $1,476,445     $  576,444     $  418,464     $  290,629     $  107,582
Ratio of Gross Expenses to Average Net Assets(1)                  0.70%          0.75%          0.76%          0.76%          0.86%
Ratio of Net Expenses to Average Net Assets(1)                    0.69%          0.75%          0.76%          0.76%          0.84%
Ratio of Net Investment Income to Average Net Assets            (0.50)%        (0.36)%        (0.10)%        (0.27)%          0.58%
Portfolio Turnover Rate                                            105%           132%           130%            88%           155%

(1) See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 1999  51

For a share outstanding throughout                          Janus Aspen Capital Appreciation Portfolio
each fiscal year or period ended December 31                    1999           1998          1997(1)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    19.94     $    12.62     $    10.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .12            .01            .05
  Net gains/(losses) on securities
    (both realized and unrealized)                                13.22           7.32           2.61
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                  13.34           7.33           2.66
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.11)          (.01)          (.04)
  Distributions (from capital gains)                                 --             --             --
-----------------------------------------------------------------------------------------------------
Total Distributions                                               (.11)          (.01)          (.04)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    33.17     $    19.94     $    12.62
-----------------------------------------------------------------------------------------------------
Total Return*                                                    67.00%         58.11%         26.60%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $  626,611     $   74,187     $    6,833
Average Net Assets for the Period (in thousands)             $  257,422     $   25,964     $    2,632
Ratio of Gross Expenses to Average Net Assets**(2)                0.70%          0.92%          1.26%
Ratio of Net Expenses to Average Net Assets**(2)                  0.70%          0.91%          1.25%
Ratio of Net Investment Income to Average Net Assets**            0.76%          0.27%          1.43%
Portfolio Turnover Rate**                                           52%            91%           101%

For a share outstanding throughout                                         Janus Aspen International Growth Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    21.27     $    18.48     $    15.72     $    11.95     $     9.72
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .06            .13            .11            .05            .09
  Net gains/(losses) on securities
    (both realized and unrealized)                                17.40           3.07           2.80           4.06           2.16
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  17.46           3.20           2.91           4.11           2.25
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.06)          (.14)          (.11)          (.11)          (.02)
  Distributions (from capital gains)                                 --             --          (.01)          (.23)             --
  Distributions (in excess of realized gains)                        --          (.27)          (.03)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.06)          (.41)          (.15)          (.34)          (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    38.67     $    21.27     $    18.48     $    15.72     $    11.95
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     82.27%         17.23%         18.51%         34.71%         23.15%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $  810,392     $  311,110     $  161,091     $   27,192     $    1,608
Average Net Assets for the Period (in thousands)             $  425,876     $  234,421     $   96,164     $    7,437     $    1,792
Ratio of Gross Expenses to Average Net Assets(2)                  0.77%          0.86%          0.96%          1.26%          2.69%
Ratio of Net Expenses to Average Net Assets(2)                    0.76%          0.86%          0.96%          1.25%          2.50%
Ratio of Net Investment Income to Average Net Assets              0.26%          0.73%          0.70%          0.62%         (.80)%
Portfolio Turnover Rate                                             80%            93%            86%            65%           211%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1)  Period May 1, 1997, (inception) to December 31, 1997
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

52  Janus Aspen Series / December 31, 1999

For a share outstanding throughout                                          Janus Aspen Worldwide Growth Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    29.09     $    23.39     $    19.44     $    15.31     $    12.07
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .07            .16            .16            .16            .11
  Net gains/(losses) on securities
    (both realized and unrealized)                                18.65           6.59           4.14           4.27           3.19
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  18.72           6.75           4.30           4.43           3.30
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.06)          (.18)          (.17)          (.17)          (.06)
  Dividends (in excess of net investment income)                     --             --          (.02)             --             --
  Distributions (from capital gains)                                 --             --          (.16)          (.13)             --
  Distributions (in excess of realized gains)                        --          (.87)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.06)         (1.05)          (.35)          (.30)          (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    47.75     $    29.09     $    23.39     $    19.44     $    15.31
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     64.45%         28.92%         22.15%         29.04%         27.37%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $6,496,773     $2,890,375     $1,576,548     $  582,603     $  108,563
Average Net Assets for the Period (in thousands)             $3,862,773     $2,217,695     $1,148,951     $  304,111     $   59,440
Ratio of Gross Expenses to Average Net Assets(1)                  0.71%          0.72%          0.74%          0.80%          0.90%
Ratio of Net Expenses to Average Net Assets(1)                    0.71%          0.72%          0.74%          0.80%          0.87%
Ratio of Net Investment Income to Average Net Assets              0.20%          0.64%          0.67%          0.83%          0.95%
Portfolio Turnover Rate                                             67%            77%            80%            62%           113%

For a share outstanding throughout                                               Janus Aspen Balanced Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    22.50     $    17.47     $    14.77     $    13.03     $    10.63
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .59            .39            .34            .32            .17
  Net gains/(losses) on securities
    (both realized and unrealized)                                 5.38           5.51           2.89           1.81           2.45
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   5.97           5.90           3.23           2.13           2.62
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.56)          (.38)          (.35)          (.30)          (.22)
  Distributions (from capital gains)                                 --          (.45)          (.18)          (.09)             --
  Distributions (in excess of realized gains)                        --          (.04)             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.56)          (.87)         (0.53)          (.39)          (.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    27.91     $    22.50     $    17.47     $    14.77     $    13.03
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     26.76%         34.28%         22.10%         16.18%         24.79%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $2,453,079     $  882,495     $  362,409     $   85,480     $   14,021
Average Net Assets for the Period (in thousands)             $1,583,635     $  555,002     $  176,432     $   43,414     $    5,739
Ratio of Gross Expenses to Average Net Assets(1)                  0.69%          0.74%          0.83%          0.94%          1.37%
Ratio of Net Expenses to Average Net Assets(1)                    0.69%          0.74%          0.82%          0.92%          1.30%
Ratio of Net Investment Income to Average Net Assets              2.86%          2.41%          2.87%          2.92%          2.41%
Portfolio Turnover Rate                                             92%            70%           139%           103%           149%

(1) See footnote #5 in Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 1999  53

For a share outstanding throughout                              Janus Aspen Equity Income Portfolio
each fiscal year or period ended December 31                    1999           1998          1997(1)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    19.41     $    13.46     $    10.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .07            .02            .01
  Net gains/(losses) on securities
    (both realized and unrealized)                                 7.99           6.16           3.46
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                   8.06           6.18           3.47
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.06)          (.02)          (.01)
  Distributions (from capital gains)                              (.09)          (.21)            --
-----------------------------------------------------------------------------------------------------
Total Distributions                                               (.15)          (.23)          (.01)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    27.32     $    19.41     $    13.46
-----------------------------------------------------------------------------------------------------
Total Return*                                                    41.58%         46.24%         34.70%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $   18,975     $    9,017     $    3,047
Average Net Assets for the Period (in thousands)             $   14,663     $    5,629     $    1,101
Ratio of Gross Expenses to Average Net Assets**(2)                1.25%          1.25%          1.25%
Ratio of Net Expenses to Average Net Assets**(2)                  1.25%          1.25%          1.25%
Ratio of Net Investment Income to Average Net Assets**            0.31%          0.17%          0.35%
Portfolio Turnover Rate**                                          114%            79%           128%

For a share outstanding throughout                   Janus Aspen Growth and Income Portfolio
each fiscal year or period ended December 31                    1999          1998(3)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    11.96     $    10.00
--------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .04            .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                 8.81           1.96
--------------------------------------------------------------------------------------
Total from Investment Operations                                   8.85           1.98
--------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.04)          (.02)
  Distributions (from capital gains)                                 --             --
--------------------------------------------------------------------------------------
Total Distributions                                               (.04)          (.02)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    20.77     $    11.96
--------------------------------------------------------------------------------------
Total Return*                                                    74.04%         19.80%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $   84,480     $    6,413
Average Net Assets for the Period (in thousands)             $   28,838     $    2,883
Ratio of Gross Expenses to Average Net Assets**(2)                1.06%          1.25%
Ratio of Net Expenses to Average Net Assets**(2)                  1.05%          1.25%
Ratio of Net Investment Income to Average Net Assets**            0.56%          0.66%
Portfolio Turnover Rate**                                           59%            62%

* Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
(3) Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

54  Janus Aspen Series / December 31, 1999

For a share outstanding throughout                                           Janus Aspen Flexible Income Portfolio
each fiscal year ended December 31                              1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    12.05     $    11.78     $    11.24     $    11.11     $     9.48
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .76            .64            .67            .74            .53
  Net gains/(losses) on securities
    (both realized and unrealized)                                (.58)            .41            .62            .24           1.70
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    .18           1.05           1.29            .98           2.23
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.75)          (.67)          (.64)          (.72)          (.60)
  Distributions (from capital gains)                              (.07)          (.11)          (.11)          (.13)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.82)          (.78)          (.75)          (.85)          (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    11.41     $    12.05     $    11.78     $    11.24     $    11.11
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      1.60%          9.11%         11.76%          9.19%         23.86%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $  186,681     $  129,582     $   54,098     $   25,315     $   10,831
Average Net Assets for the Period (in thousands)             $  161,459     $   86,627     $   36,547     $   17,889     $    5,556
Ratio of Gross Expenses to Average Net Assets(1)                  0.72%          0.73%          0.75%          0.84%          1.07%
Ratio of Net Expenses to Average Net Assets(1)                    0.72%          0.73%          0.75%          0.83%          1.00%
Ratio of Net Investment Income to Average Net Assets              6.99%          6.36%          6.90%          7.31%          7.46%
Portfolio Turnover Rate                                            116%           145%           119%           250%           236%

For a share outstanding throughout                                      Janus Aspen High-Yield Portfolio
each fiscal year or period ended December 31                    1999           1998           1997          1996(2)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    10.85     $    11.78     $    10.83     $    10.00
--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                     1.14            .87            .70            .43
  Net gains/(losses) on securities
    (both realized and unrealized)                                (.41)          (.70)            .99            .80
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    .73            .17           1.69           1.23
--------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                         (1.13)          (.89)          (.68)          (.40)
  Distributions (from capital gains)                                 --          (.05)          (.06)             --
  Distributions (in excess of realized gains)                        --          (.16)             --             --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.13)         (1.10)          (.74)          (.40)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    10.45     $    10.85     $    11.78     $    10.83
--------------------------------------------------------------------------------------------------------------------
Total Return*                                                     6.85%          1.26%         15.98%         12.40%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $    1,620     $    2,977     $    2,914     $      783
Average Net Assets for the Period (in thousands)             $    2,448     $    3,281     $    1,565     $      459
Ratio of Gross Expenses to Average Net Assets**(1)                1.00%          1.00%          1.00%          1.01%
Ratio of Net Expenses to Average Net Assets**(1)                  1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income to Average Net Assets**            8.41%          7.76%          7.98%          5.74%
Portfolio Turnover Rate**                                          554%           301%           299%           301%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) See footnote #5 in Notes to Financial Statements.
(2) Period May 1, 1996, (inception) to December 31, 1996.

                                      Janus Aspen Series / December 31, 1999  55

For a share outstanding throughout                                             Janus Aspen Money Market Portfolio
each fiscal year or period ended December 31                    1999           1998           1997           1996          1995(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .05            .05            .05            .05            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                                   --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    .05            .05            .05            .05            .04
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.05)          (.05)          (.05)          (.05)          (.04)
  Distributions (from capital gains)                                 --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.05)          (.05)          (.05)          (.05)          (.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                     4.98%          5.36%          5.17%          5.05%          3.63%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $   69,266     $   38,690     $   15,374     $    6,106     $    1,735
Average Net Assets for the Period (in thousands)             $   54,888     $   31,665     $    8,926     $    3,715     $    1,543
Ratio of Gross Expenses to Average Net Assets**(2)                0.43%          0.34%          0.50%          0.50%          0.50%
Ratio of Net Expenses to Average Net Assets**(2)                  0.43%          0.34%          0.50%          0.50%          0.50%
Ratio of Net Investment Income to Average Net Assets**            4.94%          5.21%          5.17%          4.93%          5.30%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1)  Period May 1, 1995, (inception) to December 31, 1995.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

56  Janus Aspen Series / December 31, 1999

                                      Financial | Highlights - Retirement Shares

                                                                                                           Janus Aspen
For a share outstanding throughout                       Janus Aspen Growth Portfolio               Aggressive Growth Portfolio
each fiscal year or period ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.45    $    18.46    $    16.18    $    27.42    $    20.49    $    16.12
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .07         (.03)           .04           .19         (.12)         (.06)
  Net gains/(losses) on securities                       10.25          6.32          2.71         32.70          7.05          4.43
    (both realized and unrealized)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         10.32          6.29          2.75         32.89          6.93          4.37
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --            --         (.10)            --            --            --
  Distributions (from capital gains)                     (.14)        (1.30)         (.37)        (1.40)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.14)        (1.30)         (.47)        (1.40)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    33.63    $    23.45    $    18.46    $    58.91    $    27.42    $    20.49
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           44.12%        34.99%        17.22%       124.34%        33.58%        27.11%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   59,334    $       18    $       12    $   47,928    $       17    $       13
Average Net Assets for the Period (in thousands)    $   12,209    $       13    $       11    $    9,786    $       14    $       11
Ratio of Gross Expenses to Average Net Assets**(2)       1.17%         1.18%         1.20%         1.19%         1.26%         1.32%
Ratio of Net Expenses to Average Net Assets**(2)         1.17%         1.18%         1.20%         1.19%         1.26%         1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                       (0.25)%       (0.23)%         0.29%       (1.00)%       (0.86)%       (0.62)%
Portfolio Turnover Rate**                                  53%           73%          122%          105%          132%          130%

                                                               Janus Aspen Capital                 Janus Aspen International
For a share outstanding throughout                           Appreciation Portfolio                     Growth Portfolio
each fiscal year or period ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    19.86    $    12.62    $    10.00    $    21.27    $    18.44    $    16.80
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.08)         (.04)           .12            --           .05           .04
  Net gains/(losses) on securities
    (both realized and unrealized)                       13.22          7.28          2.50         17.30          3.07          1.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         13.14          7.24          2.62         17.30          3.12          1.77
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --            --            --         (.01)         (.01)         (.09)
  Distributions (from capital gains)                        --            --            --            --         (.28)         (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --            --         (.01)         (.29)         (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    33.00    $    19.86    $    12.62    $    38.56    $    21.27    $    18.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           66.16%        57.37%        26.20%        81.32%        16.86%        10.53%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   23,529    $       20    $       13    $   16,986    $       17    $       11
Average Net Assets for the Period (in thousands)    $    4,402    $       15    $       12    $    3,738    $       13    $       11
Ratio of Gross Expenses to Average Net Assets**(2)       1.19%         1.44%         1.73%         1.25%         1.35%         1.45%
Ratio of Net Expenses to Average Net Assets**(2)         1.19%         1.44%         1.73%         1.24%         1.35%         1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                         0.23%       (0.25)%         1.55%       (0.29)%         0.26%         0.26%
Portfolio Turnover Rate**                                  52%           91%          101%           80%           93%           86%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1)  Period May 1, 1997, (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

See Notes to Financial Statements.

                                      Janus Aspen Series / December 31, 1999  57

                                                            Janus Aspen Worldwide                          Janus Aspen
For a share outstanding throughout                             Growth Portfolio                        Balanced Portfolio
each fiscal year or period ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    29.06    $    23.36    $    20.72    $    22.59    $    17.47    $    15.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.04)           .02           .14           .46           .21           .27
  Net gains/(losses) on securities
    (both realized and unrealized)                       18.54          6.57          2.80          5.41          5.58          2.30
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         18.50          6.59          2.94          5.87          5.79          2.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    --         (.02)         (.14)         (.42)         (.18)         (.30)
  Distributions (from capital gains)                        --         (.87)         (.16)            --         (.49)         (.18)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.89)         (.30)         (.42)         (.67)         (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    47.56    $    29.06    $    23.36    $    28.04    $    22.59    $    17.47
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           63.66%        28.25%        14.22%        26.13%        33.59%        16.92%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  174,399    $    5,837    $      403    $   53,598    $   17,262    $       12
Average Net Assets for the Period (in thousands)    $   49,424    $    1,742    $       11    $   28,498    $    3,650    $       11
Ratio of Gross Expenses to Average Net Assets**(2)       1.21%         1.22%         1.26%         1.19%         1.24%         1.32%
Ratio of Net Expenses to Average Net Assets**(2)         1.21%         1.22%         1.26%         1.19%         1.24%         1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                       (0.34)%       (0.02)%         0.16%         2.36%         2.04%         2.38%
Portfolio Turnover Rate**                                  67%           77%           80%           92%           70%          139%


                                                                    Janus Aspen Equity Income              Janus Aspen Growth and
For a share outstanding throughout                                          Portfolio                          Income Portfolio
each fiscal year or period ended December 31                    1999           1998          1997(1)         1999          1998(3)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $    19.28     $    13.42     $    10.00     $    11.94     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .03          (.05)            .01          (.01)            .01
  Net gains/(losses) on securities
    (both realized and unrealized)                                 7.85           6.12           3.41           8.75           1.93
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   7.88           6.07           3.42           8.74           1.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                             --             --             --             --             --
  Distributions (from capital gains)                              (.09)          (.21)             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.09)          (.21)             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $    27.07     $    19.28     $    13.42     $    20.68     $    11.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                    40.94%         45.55%         34.20%         73.20%         19.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $      464     $       20     $       13     $    6,982     $       12
Average Net Assets for the Period (in thousands)             $      128     $       16     $       12     $    1,826     $       10
Ratio of Gross Expenses to Average Net Assets**(2)                1.78%          1.75%          1.74%          1.53%          1.72%
Ratio of Net Expenses to Average Net Assets**(2)                  1.77%          1.75%          1.74%          1.53%          1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**   (0.04)%        (0.33)%          0.07%          0.11%          0.21%
Portfolio Turnover Rate**                                          114%            79%           128%            59%            62%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1) Period May 1, 1997, (inception) to December 31, 1997.
(2) See footnote #5 in Notes to Financial Statements.
(3) Period May 1, 1998, (inception) to December 31, 1998.

See Notes to Financial Statements.

58  Janus Aspen Series / December 31, 1999

                                                          Janus Aspen Flexible Income                      Janus Aspen
For a share outstanding throughout                                Portfolio                           High-Yield Portfolio
each fiscal year or period ended December 31           1999          1998         1997(1)        1999          1998         1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    12.05    $    11.77    $    11.41    $    10.84    $    11.78    $    11.19
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .37           .73           .50           .89           .87           .59
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.27)           .27           .58         (.21)         (.77)           .71
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .10          1.00          1.08           .68           .10          1.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                 (.36)         (.61)         (.61)         (.85)         (.83)         (.65)
  Distributions (from capital gains)                     (.07)         (.11)         (.11)           --          (.21)         (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.43)         (.72)         (.72)         (.85)        (1.04)         (.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    11.72    $    12.05    $    11.77    $    10.67    $    10.84    $    11.78
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            0.90%         8.58%         9.73%         6.35%         0.67%        11.96%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $      842    $       12    $       11    $       12    $       11    $       11
Average Net Assets for the Period (in thousands)    $      250    $       11    $       10    $       12    $       12    $       11
Ratio of Gross Expenses to Average Net Assets**(2)       1.20%         1.24%         1.23%         1.50%         1.50%         1.50%
Ratio of Net Expenses to Average Net Assets**(2)         1.20%         1.23%         1.23%         1.50%         1.50%         1.50%
Ratio of Net Investment Income to
  Average Net Assets**                                   6.80%         5.92%         6.39%         8.05%         7.33%         7.42%
Portfolio Turnover Rate**                                 116%          145%          119%          554%          301%          299%


                                                                        Janus Aspen Money
For a share outstanding throughout                                       Market Portfolio
each fiscal year or period ended December 31                    1999           1998          1997(1)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .04            .05            .03
  Net gains/(losses) on securities
    (both realized and unrealized)                                   --             --             --
-----------------------------------------------------------------------------------------------------
Total from Investment Operations                                    .04            .05            .03
-----------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                          (.04)          (.05)          (.03)
  Distributions (from capital gains)                                 --             --             --
-----------------------------------------------------------------------------------------------------
Total Distributions                                               (.04)          (.05)          (.03)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $     1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------
Total Return*                                                     4.45%          4.85%          3.13%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                     $    1,153     $       11     $       10
Average Net Assets for the Period (in thousands)             $      150     $       10     $       10
Ratio of Gross Expenses to Average Net Assets**(2)                0.86%          0.84%          1.00%
Ratio of Net Expenses to Average Net Assets**(2)                  0.86%          0.84%          1.00%
Ratio of Net Investment Income to Average Net Assets**            5.18%          4.74%          4.66%

*Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.
(1)  Period May 1, 1997, (inception) to December 31, 1997.
(2)  See footnote #5 in Notes to Financial Statements.

                                       Janus Aspen Series / December 31, 1999 59

Notes to | Schedules of Investments

ADR - American Depository Receipt
EUR - Euro
GBP - British Pound
GDR - Global Depository Receipt

*  Non-income-producing security

** A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of December 31, 1999.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Purchases                       Sales                Realized      Dividend    Market Value
                                     Shares         Cost           Shares        Cost        Gain/(Loss)     Income     at 12/31/99
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
British Telecommunications PLC     1,498,957   $ 25,502,610      1,498,957   $ 23,251,370   $ (2,251,240)          --             --
Vodafone AirTouch PLC(1)(2)          912,595      4,181,949      4,009,075     20,239,817     16,057,868   $   58,864   $  9,770,417
------------------------------------------------------------------------------------------------------------------------------------

(1) Name change from Vodafone Group PLC to Vodafone AirTouch PLC, effective 6/30/99.
(2)  Adjusted for 5-for-1 stock split 10/4/99.

60  Janus Aspen Series / December 31, 1999

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Portfolios and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Portfolios operate and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Janus Aspen Series (the "Trust") was organized as a Delaware Trust on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Trust offers 11 Portfolios or series of shares with differing investment objectives and policies. Eight Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio. Two Portfolios invest primarily in income-producing securities: Janus Aspen Flexible Income Portfolio and Janus Aspen High-Yield Portfolio. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each Portfolio is diversified as defined in the 1940 Act, with the exception of the Aggressive Growth Portfolio and Capital Appreciation Portfolio, which are nondiversified.

   Institutional Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Effective May 1, 1997, the Trust issued the Retirement Shares. Retirement Shares of the Trust are issued and redeemed only in connection with certain qualified retirement plans.

   Effective December 31, 1999, the Trust issued a new class of shares, the Service Shares. Janus Capital invested $10,000 of initial seed capital in each Portfolio of the Service Shares, which is not reflected in the financial statements.

   The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the investment company industry.

   INVESTMENT VALUATION
   Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
   Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and gains and losses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

   FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
   The Portfolios enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Portfolios are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

   Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                      Janus Aspen Series / December 31, 1999  61

   Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

   Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   The Portfolios may enter into futures contracts and options on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

   INITIAL PUBLIC OFFERINGS
   The Portfolios may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolios may not experience similar performance as its assets grow.

   ADDITIONAL INVESTMENT RISK
   A portion of the Flexible Income and High-Yield Portfolios may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

   ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   DIVIDEND DISTRIBUTIONS AND EXPENSES
   Each Portfolio, except the Money Market Portfolio, makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The Money Market Portfolio makes daily distributions of its income. All dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

   Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

   FEDERAL INCOME TAXES
   No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

   Investment advisory fees for each of the eight equity Portfolios are payable to Janus Capital based upon annual rates of .75% of the first $300 million of average net assets, .70% of the next $200 million of average net assets, and .65% of the average net assets in excess of $500 million. However, Janus Capital has voluntarily agreed to reduce each equity Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, and Janus Aspen Growth and Income Portfolio advisory fees are reduced to the effective rates of Janus Fund, Janus Enterprise Fund, Janus Twenty Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund, respectively. The effective rate for each Portfolio for the period ended December 31, 1999, was .65%, .66%, .65%, .65%, .65%, .66%, .69%, and .65%, respectively. The
   Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The High-Yield Portfolio's advisory fee rate is payable at rates of .75% of the first $300 million of average net assets

62 Janus Aspen Series / December 31, 1999 plus .65% of average net assets in excess of $300 million. The Money Market Portfolio's advisory fee rate is .25% of average net assets. For additional information on the specific fees for the Retirement Shares, please refer to note 4 of the financial statements. The management fee for each equity Portfolio will decrease to an annual rate of .65% of average net assets, effective May 1, 2000. The management fee for the corresponding Janus retail fund corresponding to each equity Portfolio will also decrease to this rate, effective January 31, 2000. Due to the fee reductions described above, this will have the effect of lowering each equity Portfolio's management fee on January 31, 2000 also.

   Janus Capital has agreed to reduce its fee to the extent normal operating expenses exceed 1% of the average net assets of the Flexible Income and High-Yield Portfolios and .50% of the average net assets of the Money Market Portfolio for a fiscal year.

   Janus Capital has agreed to continue these fee waivers and reductions until at least the next annual renewal of the advisory contracts. The participant administration fee and distribution fee applicable to the Retirement Shares are not included in these expense limits.

   Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

   Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Service also receives an administrative fee at an annual rate of up to .25% of the average daily net assets of the Retirement Shares of each Portfolio for providing or procurring recordkeeping, subaccounting and other administrative services to plan participants who invest in the Retirement Shares.

   Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. The Retirement Shares have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolios in connection with the distribution of the Retirement Shares at an annual rate as determined from time to time by the Board of Trustees, of up to .25% of the Retirement Shares average daily net assets.

   DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Portfolios. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended December 31, 1999, are noted below:
                                                             Portfolio     DST
                                        DST Securities, Inc.  Expense    Systems
Portfolio                                Commissions Paid*   Reduction*   Costs
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                  $7,244           $5,433    $15,290
Janus Aspen Aggressive Growth Portfolio           --               --     19,912
Janus Aspen Capital Appreciation Portfolio        --               --     15,845
Janus Aspen International Growth Portfolio        --               --     19,106
Janus Aspen Worldwide Growth Portfolio            --               --     20,963
Janus Aspen Balanced Portfolio                 2,294            1,721     18,203
Janus Aspen Equity Income Portfolio               --               --     12,975
Janus Aspen Growth and Income Portfolio           55               41     12,831
Janus Aspen Flexible Income Portfolio             --               --     15,380
Janus Aspen High-Yield Portfolio                  --               --     13,271
Janus Aspen Money Market Portfolio                --               --     14,183
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                      Janus Aspen Series / December 31, 1999  63

3. FEDERAL INCOME TAX

   Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1999, have been reclassified among the components of net assets as follows:

                                                  Undistributed     Undistributed
                                                 Net Investment      Net Realized         Paid-In
Portfolio                                            Income        Gains and Losses       Capital
--------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                      $   (11,765)        $    11,765               --
Janus Aspen Aggressive Growth Portfolio             7,527,228          (7,527,228)              --
Janus Aspen Capital Appreciation Portfolio                 --                  --               --
Janus Aspen International Growth Portfolio            (18,842)             29,025         $(10,183)
Janus Aspen Worldwide Growth Portfolio               (259,959)            258,285            1,674
Janus Aspen Balanced Portfolio                           (658)                658               --
Janus Aspen Equity Income Portfolio                        642               (619)             (23)
Janus Aspen Growth and Income Portfolio                   (12)                 12               --
Janus Aspen Flexible Income Portfolio                 (33,545)             33,545               --
Janus Aspen High-Yield Portfolio                           (5)                  5               --
Janus Aspen Money Market Portfolio                         --                  --               --
--------------------------------------------------------------------------------------------------

   The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. As of December 31, 1999, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2006, and December 31, 2007. In 1999, the Portfolios noted below incurred "post-October" losses during the period from November 1 through December 31, 1999. These losses will be deferred for tax purposes and recognized in 2000.

   The  aggregate  cost  of  investments   and  the  composition  of  unrealized
   appreciation and depreciation of investments for federal income tax purposes as of December 31, 1999, are also noted below.

                                                 Post-October
                            Net Capital Loss  Capital   Currency    Federal Tax      Unrealized     Unrealized   Net Appreciation/
Portfolio                      Carryovers     Losses     Losses         Cost        Appreciation  (Depreciation)  (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio           --          --   $    (60)  $2,100,890,465  $  943,897,578  $(39,915,672)  $   903,981,906
Janus Aspen Aggressive
  Growth Portfolio                     --          --     (1,984)   1,988,299,589   1,444,189,703   (58,621,505)    1,385,568,198
Janus Aspen Capital
  Appreciation Portfolio               --   $(873,431)        --      458,530,698     193,402,302    (3,233,626)      190,168,676
Janus Aspen International
  Growth Portfolio            $(6,761,112)         --         --      431,824,563     390,569,269    (2,585,993)      387,983,276
Janus Aspen Worldwide
  Growth Portfolio                     --          --     (8,857)   3,665,423,316   2,980,814,257   (36,095,696)    2,944,718,561
Janus Aspen
  Balanced Portfolio                   --          --     (7,055)   2,052,852,851     423,579,434   (44,119,544)      379,459,890
Janus Aspen Equity
  Income Portfolio                     --          --        (45)      13,987,700       5,380,028      (125,037)        5,254,991
Janus Aspen Growth
  and Income Portfolio                 --     (11,710)        --       68,769,859      24,424,222      (885,049)       23,539,173
Janus Aspen Flexible
  Income Portfolio             (2,276,738)         --    (30,342)     189,928,606       1,706,485    (5,544,612)       (3,838,127)
Janus Aspen High-Yield
  Portfolio                      (147,288)    (15,207)        --        1,624,276          20,862       (43,454)          (22,592)
Janus Aspen Money
  Market Portfolio                     --          --         --       71,436,869              --            --                --
---------------------------------------------------------------------------------------------------------------------------------

64  Janus Aspen Series / December 31, 1999

   Janus Aspen International Growth and Janus Aspen Worldwide Growth have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Portfolios making the election are as folllows:

                                                      Foreign         Foreign
Portfolio                                            Taxes Paid    Source Income
--------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio           $  314,263      $  735,108
Janus Aspen Worldwide Growth Portfolio               $2,457,139      $4,934,026
--------------------------------------------------------------------------------

4. EXPENSES

   The Portfolios' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Portfolios' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio).

   Janus Aspen Series Retirement Shares incur a pro rata share of operating expenses. In addition, the Retirement Shares pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

5. EXPENSE RATIOS

   Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees, offsets and/or voluntary reduction of the adviser's fee to the effective rate of the corresponding Janus retail fund. Expense ratios are annualized for all periods less than one year.

                                                            Institutional Shares                           Retirement Shares
Portfolio                                     1999     1998        1997        1996        1995        1999     1998        1997(2)
------------------------------------------------------------------------------------------------       --------------------------
Janus Aspen Growth Portfolio                  0.69%    0.75%       0.78%       0.83%       0.98%       1.19%    1.25%       1.28%
Janus Aspen Aggressive Growth Portfolio       0.70%    0.75%       0.78%       0.83%       0.93%       1.19%    1.26%       1.34%
Janus Aspen Capital Appreciation Portfolio    0.79%    0.97%       2.19%(2)     N/A         N/A        1.28%    1.49%       2.66%
Janus Aspen International Growth Portfolio    0.84%    0.95%       1.08%       2.21%       3.57%       1.32%    1.44%       1.57%
Janus Aspen Worldwide Growth Portfolio        0.71%    0.74%       0.81%       0.91%       1.09%       1.21%    1.24%       1.32%
Janus Aspen Balanced Portfolio                0.69%    0.74%       0.83%       1.07%       1.55%       1.19%    1.26%       1.33%
Janus Aspen Equity Income Portfolio           1.38%    1.86%       5.75%(2)     N/A         N/A        1.91%    2.36%       6.19%
Janus Aspen Growth and Income Portfolio       1.15%    3.06%(1)     N/A         N/A         N/A        1.62%    3.53%(1)     N/A
Janus Aspen Flexible Income Portfolio         0.72%    0.73%       0.75%       0.84%       1.07%       1.20%    1.24%       1.23%
Janus Aspen High-Yield Portfolio              4.92%    2.11%       3.27%       6.29%(3)     N/A        5.42%    2.61%       3.42%
Janus Aspen Money Market Portfolio            0.43%    0.34%       0.55%       0.78%       1.07%(4)    0.86%    0.84%       1.10%
---------------------------------------------------------------------------------------------------------------------------------

(1) Period May 1, 1998, (inception) to December 31, 1998.
(2) Period May 1, 1997, (inception) to December 31, 1997.
(3) Period May 1, 1996, (inception) to December 31, 1996.
(4) Period May 1, 1995, (inception) to December 31, 1995.

                                      Janus Aspen Series / December 31, 1999  65

Explanations of | Charts, Tables and Financial Statements

1. PERFORMANCE OVERVIEWS

   Performance overview graphs on the previous pages compare the performance of a $10,000 investment in Institutional Shares of each Portfolio (from inception) to one or more widely used market indexes through December 31, 1999.

   When comparing the performance of a Portfolio with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

   Average annual total returns are also quoted for each class of Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2. SCHEDULES OF INVESTMENTS

   Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

   The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

   Portfolios that invest in foreign securities also provide a summary of investments by country. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

   A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

   The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3. STATEMENT OF OPERATIONS

   This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

   The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

   The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

   The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

66  Janus Aspen Series / December 31, 1999

4. STATEMENT OF ASSETS AND LIABILITIES

   This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

   The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

   The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

5. STATEMENT OF CHANGES IN NET ASSETS

   This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

   The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because all of Janus investors reinvest their distributions.

   The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

   The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                      Janus Aspen Series / December 31, 1999  67

6. FINANCIAL HIGHLIGHTS

   This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

   The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

   Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

   The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

   The ratio of net investment income summarizes the income earned divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

   The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the Portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the Portfolio is sold every six months.

68  Janus Aspen Series / December 31, 1999

                                             Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Flexible Income Portfolio, Janus Aspen High-Yield Portfolio, and Janus Aspen Money Market Portfolio (constituting the Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 2, 2000

                                      Janus Aspen Series / December 31, 1999  69

                              Janus logo goes here

                              100 Fillmore Street
                              Denver, Colorado 80206-4923
                              1-800-504-4440

        Portfolios distributed by Janus Distributors, Inc. Member NASD.

This material must be preceded or accompanied by a prospectus, which contains more information including expenses. Read it carefully before you invest or send money.

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